EXHIBIT 10.16

                                                                  CONFORMED COPY






                             DATED 10TH MARCH 1999
                             ----------------------


                                    Borrower
                                 N.V. TELEKABEL                             (1)

                                  Guaranteed by
                             CERTAIN SUBSIDIARIES OF
                                 N.V. TELEKABEL                             (2)

                                   Arranged by
                      BANK OF AMERICA INTERNATIONAL LIMITED
                                 CITIBANK, N.A.
                             DEUTSCHE BANK AG LONDON
                                MEESPIERSON N.V.
                                     PARIBAS                                (3)

                          THE BANKS REFERRED TO HEREIN                      (4)

                                 Overdraft Bank
                                MEESPIERSON N.V.                            (5)

                                      Agent
                                MEESPIERSON N.V.                            (6)

                                 Security Agent
                     STICHTING SECURITY AGENT N.V. TELEKABEL                (7)

                            Security Agent Guarantor
                                MEESPIERSON N.V.                            (8)

                    ----------------------------------------

                                 LOAN AGREEMENT
                     FOR FACILITIES OF UP TO EURO340,000,000

                    ----------------------------------------

                                   NORTON ROSE
                                     London

                                                CONTENTS
                                                --------

CLAUSE                                          HEADING                                              PAGE
1        Purpose and definitions.......................................................................1
         1.1      Purpose..............................................................................1
         1.2      Definitions..........................................................................2
         1.3      Headings............................................................................19
         1.4      Construction of certain terms.......................................................19
         1.5      Majority Banks......................................................................21
         1.6      Agent's opinion.....................................................................21

2        The Facilities...............................................................................22
         2.1      Amount..............................................................................22
         2.2      Obligations several.................................................................22
         2.3      Interests several...................................................................22

3        Conditions...................................................................................23
         3.1      Documents and evidence..............................................................23
         3.2      General conditions precedent........................................................23
         3.3      Waiver of conditions precedent......................................................24
         3.4      Notification........................................................................24
         3.5      NUON Security.......................................................................24
         3.6      Conditions subsequent...............................................................24

4        Advances.....................................................................................26
         4.1      Maximum Revolving Advance Outstandings..............................................26
         4.2      Drawdown of Revolving Advances......................................................26
         4.3      Term and Amount of Revolving Advances...............................................26
         4.4      Notification to Banks...............................................................26
         4.5      Termination of Commitments..........................................................27
         4.6      Repayment of Revolving Advances.....................................................27
         4.7      Conversion to a Term Loan and consolidation.........................................27
         4.8      Term Advances.......................................................................27
         4.9      First Advance.......................................................................28
         4.10     Application of proceeds.............................................................28

5        Interest; alternative interest rates.........................................................29
         5.1      Normal interest rate................................................................29
         5.2      Applicable Margin...................................................................29
         5.3      Interest Periods....................................................................29
         5.4      Selection of Interest Periods for Term Advances.....................................30
         5.5      Determination of Interest Periods for Term Advances.................................30
         5.6      Interest for late payment...........................................................30
         5.7      Notification of interest periods and interest rates.................................31
         5.8      Reference Bank quotations...........................................................31
         5.9      Market disruption; non-availability.................................................31


6        The Overdraft Facility.......................................................................33
         6.1      The Overdraft Facility..............................................................33
         6.2      Terms and conditions................................................................33
         6.3      Utilisation, interest and repayment.................................................33

7        Repayment, prepayment and cancellation.......................................................34
         7.1      Repayment...........................................................................34
         7.2      Voluntary prepayment................................................................34
         7.3      Additional voluntary prepayment.....................................................34
         7.4      Mandatory prepayment................................................................34
         7.5      Amounts payable on prepayment.......................................................35
         7.6      Notice of prepayment................................................................36
         7.7      Cancellation of Commitments.........................................................36
         7.8      Application of prepayments to repayment instalments.................................36

8        Fees and expenses............................................................................37
         8.1      Fees................................................................................37
         8.2      Expenses............................................................................37
         8.3      Value Added Tax.....................................................................38
         8.4      Stamp and other duties..............................................................38
         8.5      Indemnity...........................................................................38

9        Payments and Taxes; accounts and calculations................................................39
         9.1      No set-off or counterclaim; distribution to the Banks...............................39
         9.2      Payments by the Banks...............................................................39
         9.3      Non-Banking Days....................................................................39
         9.4      Agent may assume receipt............................................................39
         9.5      Grossing-up for Taxes...............................................................40
         9.6      Qualifying Banks....................................................................40
         9.7      Claw-back of Tax benefit............................................................41
         9.8      Certification to secure a Tax benefit...............................................41
         9.9      Bank accounts.......................................................................42
         9.10     Partial payments....................................................................42
         9.11     Calculations........................................................................43
         9.12     Certificates conclusive.............................................................43
         9.13     Reconventioning.....................................................................43

10       Guarantee....................................................................................44
         10.1     Covenant to pay.....................................................................44
         10.2     Guarantors as principal debtors; indemnity..........................................44
         10.3     No security taken by Guarantors.....................................................44
         10.4     Interest............................................................................44
         10.5     Continuing security and other matters...............................................45
         10.6     New accounts........................................................................45
         10.7     Liability unconditional.............................................................45
         10.8     Collateral Instruments..............................................................46
         10.9     Waiver of Guarantors' rights........................................................46
         10.10    Suspense accounts...................................................................47
         10.11    Settlements conditional.............................................................47


         10.12    Guarantors to deliver up certain property...........................................47
         10.13    Retention of this guarantee.........................................................47
         10.14    Changes in constitution or reorganisations of Secured Parties.......................47
         10.15    Other Guarantors....................................................................48
         10.16    Acceding Guarantors.................................................................48

11       Representations and warranties...............................................................50
         11.1     Repeated representations and warranties.............................................50
         11.2     Further representations and warranties..............................................52
         11.3     First Advance representations and warranties........................................55
         11.4     Repetition..........................................................................56

12       Undertakings.................................................................................58
         12.1     Positive covenants..................................................................58
         12.2     Negative covenants..................................................................65

13       Financial covenants..........................................................................70
         13.1     Financial covenants.................................................................70
         13.2     Auditors certificate................................................................71

14       Events of Default............................................................................73
         14.1     Events of default...................................................................73
         14.2     Acceleration........................................................................79
         14.3     Demand basis........................................................................80

15       Indemnities..................................................................................81
         15.1     Miscellaneous indemnities...........................................................81
         15.2     Currency of account: currency indemnity.............................................81
         15.3     Environmental indemnity.............................................................82
         15.4     ESGB reserve requirements...........................................................82

16       Unlawfulness and increased costs; mitigation.................................................83
         16.1     Unlawfulness........................................................................83
         16.2     Increased costs.....................................................................83
         16.3     Exceptions..........................................................................84
         16.4     Mitigation..........................................................................85

17       Set-off and pro rata payments................................................................86
         17.1     Set-off.............................................................................86
         17.2     Pro rata payments...................................................................86
         17.3     No release..........................................................................87
         17.4     No charge...........................................................................87

18       Assignment substitution and lending offices..................................................88
         18.1     Benefit and burden..................................................................88
         18.2     No assignment by Obligors...........................................................88
         18.3     Assignment by Banks.................................................................88
         18.4     Transfer............................................................................88


         18.5     Reliance on Transfer Certificate....................................................89
         18.6     Authorisation of Agent..............................................................89
         18.7     Construction of certain references..................................................89
         18.8     Lending offices.....................................................................90
         18.9     Disclosure of information...........................................................90

19       Joint Arrangers, Agent, Security Agent, the Security Agent Guarantor Overdraft Bank and
         Reference Banks..............................................................................91
         19.1     Appointment of Agent................................................................91
         19.2     Agent's actions.....................................................................91
         19.3     Agent's duties......................................................................91
         19.4     Agent's rights......................................................................92
         19.5     No liability of Joint Arrangers, Security Agent, Security Agent Guarantor and Agent.93
         19.6     Non-reliance on Joint Arrangers, Security Agent, Security Agent Guarantor, Overdraft
                  Bank or Agent.......................................................................94
         19.7     No Responsibility on Joint Arrangers, Security Agent, the Security Agent Guarantor,
                  the Overdraft Bank or Agent for any Obligor's performance...........................94
         19.8     Reliance on documents and professional advice.......................................95
         19.9     Other dealings......................................................................95
         19.10    Rights of Agent, Overdraft Bank and Security Agent Guarantor as Bank: no partnership95
         19.11    Amendments: waivers.................................................................95
         19.12    Reimbursement and indemnity by Banks................................................96
         19.13    Retirement of Agent.................................................................97
         19.14    Retirement of Overdraft Bank........................................................98
         19.15    Change of Reference Banks...........................................................98
         19.16    Prompt distribution of proceeds.....................................................98

20       Notices and other matters....................................................................99
         20.1     Notices.............................................................................99
         20.2     Notices through the Agent..........................................................101
         20.3     No implied waivers remedies cumulative.............................................101
         20.4     English translations...............................................................101
         20.5     Counterparts.......................................................................101

21       Governing law and Jurisdiction..............................................................102
         21.1     Law................................................................................102
         21.2     Submission to jurisdiction.........................................................102
         21.3     Agent for service of process.......................................................102




SCHEDULE

1        Part A - The Banks and their Commitments....................................................103
         Part B -Charging Subsidiaries and Original Guarantors.......................................104

2        Form of Drawdown Notice.....................................................................106

3        Documents and evidence required as conditions precedent to first Advance....................107

4        Calculation of Additional Cost..............................................................110

5        Form of Transfer Certificate................................................................112

6        Part A - Compliance Certificate to be delivered by an Authorised Officer of the Borrower....116
         Part B - Compliance Certificate to be delivered by the auditors of the Group................118

7        Registrations...............................................................................120

8        Principal Agreements........................................................................121

9        Part A - Guarantor's Deed of Accession......................................................122
         Part B - Documents and Evidence to be delivered by an Acceding Guarantor....................123

10       Form of Quarterly Management Accounts/Monthly Information...................................125

11       Management Base Case....................................................................... 136

74

THIS AGREEMENT is dated 10th March, 1999 and made BETWEEN:

(1)       N.V. TELEKABEL as Borrower;

(2)       THE ENTITIES listed in part B of schedule 1 as Original Guarantors;

(3) BANK OF AMERICA INTERNATIONAL LIMITED, CITIBANK, N.A., DEUTSCHE BANK AG LONDON, MEESPIERSON N.V. AND PARIBAS as Joint Arrangers;

(4) THE BANKS AND FINANCIAL INSTITUTIONS whose names and addresses are set out in part A of schedule 1;

(5)       MEESPIERSON N.V. as Overdraft Bank;

(6)       MEESPIERSON N.V. as Agent;

(7)       STICHTING SECURITY AGENT N.V. TELEKABEL as Security Agent; and

(8)       MEESPIERSON N.V. as Security Agent Guarantor.

IT IS AGREED as follows:

1         PURPOSE AND DEFINITIONS
          -----------------------
1.1       PURPOSE
          -------

          This Agreement sets out the terms and conditions upon and subject to which the Banks agree, according to their several obligations, to make available to the Borrower a revolving credit facility (converting to a term loan) of up to euro335,000,000 and the Overdraft Bank agrees to make available to the Borrower an overdraft facility of up to euro5,000,000 to be used (in each case) for the purposes of (i) financing capital expenditure and working capital in relation to the Project, (ii) repaying inter-company loans made by the Shareholder to the Borrower in order to refinance the NUON Facility up to a maximum of NLG 500,000,000, (iii) repaying inter-company loans made by the Shareholder to the Borrower prior to the date of this Agreement representing the on-lending of the proceeds of subscriptions in cash for equity share capital in the Shareholder and/or inter-company loans made to the Shareholder by UTH and/or NUON and/or UPC, to the extent that the aggregate of Subordinated Shareholder Loans and equity share capital in the Borrower subscribed for in cash and/or assets exceeds on the date of the first Advance NLG 412,000,000; (iv) financing expenses incurred in connection with the Facilities and (v) repaying Additional Subordinated Shareholder Loans to the extent permitted by clause 12.2(k).

1.2       DEFINITIONS
          -----------

          In this Agreement, unless the context otherwise requires:

          "1999 BUDGET" means the budget for the Group for the period commencing on 1st January, 1999 and ending on 31st December, 1999;

          "ACCEDING GUARANTORS" means those entities which have become a party to this Agreement as Guarantors pursuant to clause 10.16;

          "ACCOUNT PLEDGE" means the pledge of claims over the Charged Accounts and the amounts standing to the credit from time to time thereof entered into or to be entered into by the Borrower and certain Original Guarantors in respect of the Charged Accounts in favour of the Secured Parties in the agreed form;

          "ADDITIONAL COST" means in relation to any period a percentage calculated for such period at an annual rate determined in accordance with schedule 4;

          "ADDITIONAL SUBORDINATED SHAREHOLDER LOAN" means Borrowed Money of up to euro18,000,000 made available by a Subordinated Creditor to the Borrower after the date of this Agreement pursuant to the UPC Funding Undertaking;

          "ADVANCE" means a Revolving Advance or a Term Advance (as applicable);

          "AGENT" means MeesPierson N.V. of Coolsingel 93, 3012 AE, Rotterdam, The Netherlands or such other person as may be appointed agent for the Banks pursuant to clause 19.13;

          "AGGREGATE TOTAL COMMITMENTS" means the aggregate of the Total Commitments and the Overdraft Facility Amount;

          "ANNUAL BUDGET" means a budget in respect of the Group for each financial year containing information of a substantially similar type and to a substantially similar level of detail as the 1999 Budget or containing such additional information or additional level of detail as the Borrower reasonably deems necessary, or, omitting such information or to such lesser level of detail, as has at the relevant time, been approved in writing by the Agent acting on the instructions of the Majority Banks;

          "ANNUALISED CONSOLIDATED EBITDA" means twice the aggregate of the Consolidated EBITDA in respect of the relevant Six Month Period;

          "ANNUALISED CONSOLIDATED EBITDA BEFORE MANAGEMENT FEES" means twice the aggregate of the Consolidated EBITDA before management fees in respect of the relevant Six Month Period;

          "ASSOCIATED COMPANY" of a person means (i) any other person which is directly or indirectly controlled by, under common control with or controlling such person or (ii) any other person owning beneficially and/or legally directly or indirectly 10 per cent. or more of the equity interest in such person or 10 per cent. of whose equity interest is owned beneficially and/or legally directly or indirectly by such person. For the purposes of this definition the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person whether through the ownership of interests or voting securities, by contract or otherwise;

          "AUTHORISED OFFICER" means that officer or officers of the Borrower authorised to sign Compliance Certificates, Drawdown Notices and other notices, requests, or confirmations referred to in this Agreement or relating to the Facilities;

          "BANKING DAY" means:

          (a) a day (other than a Saturday or Sunday) on which banks are open for business in London, Rotterdam and Paris; and

          (b) in relation to rate fixing a day on which Trans-European Automated Real-time Gross Settlement Express Transfer system (TARGET) is operating;

         "BANKS" means the banks and financial  institutions listed in part A of schedule 1 and includes their successors in title and Transferees;

         "BORROWED MONEY" means Indebtedness in respect of (i) money borrowed or raised and debit balances at banks, (ii) any bond, note, loan stock, debenture or similar debt instrument, (iii) acceptance or documentary credit facilities, (iv) receivables sold or discounted (otherwise than on a non-recourse basis), (v) payments for assets acquired or services supplied deferred for a period of over 90 days after the relevant assets were or are to be acquired or the relevant services were or are to be supplied, (vi) finance leases and hire purchase contracts, (vii) any other transaction (including without limitation forward sale or purchase agreements) having the commercial effect of a borrowing or raising of money or of any of (ii) to (vi) above and (viii) guarantees in respect of Indebtedness of any person falling within any of (i) to
         (vii) above (for the avoidance of doubt, without double counting guarantees given by a member of the Charging Group for the Indebtedness of another member of the Charging Group) provided that Indebtedness which has been cash collateralised shall not be included in any calculation of Borrowed Money to the extent so cash collateralised;

         "BORROWER" means N.V. TeleKabel a limited liability company incorporated under the laws of The Netherlands with its registered office in Amsterdam and its business office at Waterstraat 11, Velp GLD 6882GA, The Netherlands;

         "CABLE SYSTEMS" means the telecommunications and/or television systems constructed or to be constructed in relation to the Project and includes any part of such system and all modifications, substitutions, replacements, renewals and extensions made to such systems;

         "CHARGED ACCOUNTS" means the accounts of the Borrower and certain Original Guarantors into which the proceeds of the Earnings are from time to time placed;

         "CHARGING GROUP" means the Borrower and the Charging Subsidiaries of the Borrower from time to time;

         "CHARGING SUBSIDIARIES" means the Original Guarantors together with such Acceding Guarantors as have given an unlimited Guarantee and entered into the relevant Security Documents referred to in part B of schedule 9;

         "COLLATERAL  INSTRUMENTS" means notes, bills of exchange,  certificates of deposit and other negotiable and non-negotiable instruments, guarantees and any other documents or instruments which contain or evidence an obligation (with or without security) to pay, discharge or be responsible directly or indirectly for, any Indebtedness or liabilities under this Agreement and includes Encumbrances;

         "COMMITMENT" means, in relation to a Bank, at any relevant time the amount set opposite its name in part A of schedule 1 and/or, in the case of a Transferee, the amount novated as specified in the relevant Transfer Certificate, as reduced, in each case, by any relevant term of this Agreement and so that, if at such time the Total Commitments have been reduced to zero, references to a Bank's Commitment shall be construed as a reference to that Bank's Commitment immediately prior to such reduction to zero;

         "COMPLIANCE CERTIFICATE" means either (i) a certificate substantially in the form set out in part A of schedule 6 in relation to the compliance (or otherwise) with the undertakings in clause 13 (if not in compliance indicating the extent of the breach) issued by the Authorised Officer of the Borrower in relation to Quarterly Management Accounts or (ii) a certificate substantially in the form set out in part B of schedule 6 in relation to the compliance (or otherwise) with the undertakings in clause 13 (if not in compliance indicating the extent of the breach) issued by the auditors of the Borrower in relation to annual financial statements;

         "CONSOLIDATED EBITDA BEFORE MANAGEMENT FEES" means, in respect of each Quarterly Period or financial year, the Net Income of the Group (plus any depreciation, amortisation, other non-cash charges (such as deferred Taxes), Management Fees accrued (whether paid or not) in respect of such Quarterly Period or financial year) and interest expense and other charges in respect of Borrowed Money) for such Quarterly Period or financial year adjusted as follows:

         (a) minus extraordinary income of the Group for such Quarterly Period or financial year;

         (b) plus any extraordinary expenses of the Group for such Quarterly Period or financial year; and

         (c) minus any interest income of the Group for such Quarterly Period or financial year;

         all as determined in accordance with GAAP used in the preparation of, and as shown in, the relevant annual audited financial statements or Quarterly Management Accounts prepared and delivered to the Agent pursuant to clause 12.1(f)(i) and clause 12.1(g) (as the case may be);

         "CONSOLIDATED EBITDA" means Consolidated EBITDA before Management Fees minus any Management Fees (including accrued Management Fees) constituting Permitted Payments paid during the relevant Quarterly Period or financial year all as determined in accordance with GAAP used in the preparation of, and as shown in, the relevant annual audited financial statements or Quarterly Management Accounts prepared and delivered to the Agent pursuant to clause 12.1(f)(i) and clause 12.1(g) (as the case may be);

         "CONTRIBUTION" means, in relation to a Bank, the principal amount of the Loan owing to such Bank at any relevant time;

         "DEFAULT" means any Event of Default or any event or circumstance which would, upon the giving of a notice by the Agent and/or the expiry of the relevant period and/or the fulfilment of any other condition (in each case as specified in clause 14.1), constitute an Event of Default;

         "DERIVATIVES CONTRACT" means a contract, agreement or transaction which is:

          (i) a rate swap, basis swap, commodity swap, forward rate transaction, commodity option, equity (or equity or other index) swap or option, bond option, interest rate option, foreign exchange transaction, collar or floor, currency swap, currency option or any other similar transaction; and/or

         (ii)  any  combination  of such  transactions,

         in each case, whether on-exchange or otherwise;

         "DRAWDOWN DATE" means the date, being a Banking Day on which an Advance is or is to be drawn down;

         "DRAWDOWN NOTICE" means a notice in the form or substantially in the form of schedule 2;

         "EARNINGS" means all monies whatsoever from time to time due and payable to any member of the Charging Group arising out of the use or operation of the Cable Systems including (without limitation) all revenues and other payments due from Subscribers and damages for breach of any Subscriber's Agreement;

         "EMU" means Economic and Monetary Union as contemplated in the Treaty;

         "EMU LEGISLATION" means legislative measures of the European Council for the introduction of, changeover to, or operation of, a single or unified European currency;

         "ENCUMBRANCE" means any mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, assignment by way of security, trust arrangement for the purpose of providing security or other security interest of any kind securing any obligation of any person or any other arrangement having the effect of conferring rights of retention or other disposal rights over an asset (including without limitation title transfer and/or retention arrangements having a similar effect or a deposit of money with the primary intention of affording a right of set-off) and includes any agreement to create any of the foregoing but does not include liens arising in the ordinary course of trading by operation of law and not by way of contract;

         "ENVIRONMENTAL CLAIM" means any claim, notice prosecution, demand, action, official warning, abatement or other order (conditional or otherwise) relating to Environmental Matters or any notification or order requiring compliance with the terms of any Environmental Licence or Environmental Law;

         "ENVIRONMENTAL LAW" includes all or any law, statute, rule, regulation, treaty, by-law, code of practice, order, notice, demand, decision of the courts or of any governmental authority or agency or any other regulatory or other body in any jurisdiction relating to Environmental Matters;

         "ENVIRONMENTAL LICENCE" includes any permit, licence, authorisation, consent or other approval required at any time by any Environmental Law;

         "ENVIRONMENTAL MATTERS" includes (a) the generation, deposit, disposal, keeping, treatment, transportation, transmission, handling, importation, exportation, processing, collection, sorting, presence or manufacture of any waste or any Relevant Substance; (b) nuisance, noise, defective premises, health and safety at work or elsewhere; and
         (c) the pollution, conservation or protection of the environment (both natural and built) or of man or any living organisms supported by the environment or any other matter whatsoever affecting the environment or any part of it;

         "EURIBOR" means in relation to a particular period:

         (a) the percentage rate per annum which is sponsored by the European Banking Federation and which appears on Telerate page 248 (or such other page as may replace such page 248 on such system or on any other system of the information vendor for the time being designated by the Federation Bancaire de l'Union Europeene to be the official collector, calculator and distributor of the Euro Interbank Offered Rate; or

         (b) if no such rate is to appear on the Telerate Screen, the arithmetic mean (rounded upward, if necessary, to the nearest five decimal places) of the annual rates, as supplied to the Agent at its request, quoted by the Reference Banks to leading banks in the Interbank Market of any Participating Member State(s),

          at or about 11.00 a.m. Central European Time on the second Banking Day before the first day of such period for the offering of deposits in euros in an amount approximately equal to the amount in relation to which EURIBOR is to be determined for a period equivalent to such period.

          "EURO" and "EUROS" and "euro" means the single currency of Participating Member States introduced in accordance with the provisions of Article 109(l)4 of the Treaty and in respect of all payments to be made under this Agreement in euros means immediately available, freely transferable funds;

          "EURO UNIT" means a currency unit of the euro as defined in EMU Legislation;

          "EVENT OF DEFAULT" means any of the events or circumstances described in clause 14.1;

          "EXCESS CASH FLOW" means the aggregate Consolidated EBITDA of the Group calculated for the most recently ended financial year (beginning with the financial year ending on 31st December 2002), as shown in the Quarterly Management Accounts in respect of the Quarterly Period ending on 31st December in any relevant year, less (i) any interest and other charges in respect of Borrowed Money of the Group paid during such financial year, (ii) repayments and/or prepayments of any Borrowed Money of the Group paid during such financial year, (iii) capital expenditure of the Group, whether or not incurred, to the extent that the same is included in the Annual Budget for such period as delivered to the Agent under this Agreement and (iv) the amount required for the creation of a working capital reserve to the extent that the aggregate of all amounts so allocated do not exceed euro8,000,000 (or its equivalent) or euro2,000,000 (or its equivalent) in any financial year;

          "FACILITIES" means the Revolving Credit Facility and the Overdraft Facility;

          "FINANCE DOCUMENTS" means this Agreement, the Security Documents and the Interest Rate Hedging Arrangements;

          "FINANCE PARTIES" means the Agent, the Joint Arrangers, the Security Agent, the Security Agent Guarantor, the Overdraft Bank and the Banks;

          "GAAP" means generally accepted accounting principles and practices in the Netherlands;

          "GROUP" means the Borrower and all its Subsidiaries from time to time;

          "GUARANTEE" means the guarantee of the Guarantors contained in clause 10 and includes each separate or independent stipulation or agreement by the Guarantors contained in clause 10;

          "GUARANTEED LIABILITIES" means all moneys, obligations and liabilities expressed to be guaranteed by the Guarantors in clause 10.2;

          "GUARANTORS" means (i) the Original Guarantors and (ii) the Acceding Guarantors;

          "HEADENDS" means the part of the Cable System that receives the programme signals, whether by satellite, broadcast or tape and processes and transmits them to Subscribers of the network;

          "HOLDING COMPANY" in relation to a person, means an entity of which that person is a Subsidiary;

          "IMMATERIAL SUBSIDIARIES" means any Subsidiary of the Borrower which does not trade and has no interest, legal or beneficial, in the Registrations, the Cable Systems, the Earnings, the Principal Agreements, the share capital of any other member of the Group which is not an Immaterial Subsidiary;

          "INCAPACITY" means, in relation to a person, the insolvency, liquidation, dissolution, winding-up, administration, receivership or other incapacity of that person whatsoever (and in the case of a partnership, includes the termination or change in composition of the partnership);

          "INDEBTEDNESS" means any obligation for the payment or repayment of money, whether as principal or as surety and whether present or future, actual or contingent;

          "INFORMATION MEMORANDUM" means the Information Memorandum in the form approved by the Borrower and the Joint Arrangers to be distributed by the Joint Arrangers at the request of the Borrower in connection with this Agreement;

          "INTELLECTUAL PROPERTY RIGHTS" means any patent, trademark, service mark, registered design, trade name or copyright required to carry on the business of any member of the Group;

          "INTEREST PAYMENT DATE" means the last day of an Interest Period;

          "INTEREST PERIOD" means, in relation to any Advance or the Loan, each period for the calculation of interest in respect of such Advance or the Loan ascertained in accordance with clauses 5.3, 5.4 and 5.5;

          "INTEREST RATE HEDGING ARRANGEMENTS" means the interest rate hedging arrangements with respect of the interest rate hedging programme referred to in paragraph (u) of schedule 3;

          "INTEREST RATE HEDGING BANKS" means Banks who are party to the Interest Rate Hedging Arrangements;

          "JOINT ARRANGERS" means Bank of America International Limited of New Broad Street House, 35 New Broad Street, London EC2M 1SH, Citibank, N.A. of PO Box 200, Cottons Centre, Hays Lane, London SE1 2QT, Deutsche Bank AG London of 6 Bishopsgate, London EC2N 4DA, MeesPierson N.V. of Coolsingel 93, 3012 AE, Rotterdam, The Netherlands and Paribas of 3, Rue d'Antin, 75002 Paris, France;

          "LOAN" means the aggregate principal amount owing to the Banks under this Agreement in respect of the Revolving Credit Facility at any relevant time;

          "MAJORITY BANKS" means at any relevant time Banks the aggregate of whose Commitments exceeds 662/3 per cent of the Aggregate Total Commitments provided that, in the case of that Bank which is the Overdraft Bank, for the purposes of calculating Majority Banks, such Bank's Commitment shall include the Overdraft Facility Amount;

          "MANAGEMENT BASE CASE" means the management base case financial and operational projections for the Group produced by the Borrower in the form of schedule 11;

          "MANAGEMENT FEES" means any management, consultancy or similar fees payable by any member of the Group to any Relevant Person;

          "MARGIN" means the rate per annum calculated in accordance with clause 5;

          "MATERIAL ADVERSE EFFECT" means a material adverse effect on the ability of the Group (taken as a whole) or the Borrower to perform all or any of their or its respective material obligations under or otherwise comply with the terms of this Agreement or any Security Document;

          "MATERIAL SUBSIDIARIES" means all the Subsidiaries of the Borrower other than the Immaterial Subsidiaries;

          "MONTH" or "MONTHS" means a period beginning in one calendar month and ending in the relevant later calendar month on the day numerically corresponding to the day of the calendar month in which it started, provided that (i) if the period started on the last Banking Day in a calendar month or if there is no such numerically corresponding day, it shall end on the last Banking Day in such later calendar month and
          (ii) if such numerically corresponding day is not a Banking Day, the period shall end on the next following Banking Day in such later calendar month but if there is no such Banking Day it shall end on the preceding Banking Day and "MONTHLY" shall be construed accordingly;

          "MONTHLY INFORMATION" means the monthly information of the Group to be delivered (or which may be delivered) to the Agent pursuant to clause 12.1(h) substantially in the form set out in schedule 10 (save that a balance sheet shall not be required) or containing information of the same type as is required by such form;

         "MORTGAGE DEED" means a mortgage over immoveables entered into or to be entered into by the relevant member of the Charging Group in respect of its own immoveables in favour of the Secured Parties in the agreed form;

         "MOVEABLES PLEDGES" means the pledges over moveables entered into or to be entered into by the Borrower and each relevant Charging Subsidiary in respect of its own moveables in favour of the Secured Parties in the agreed form;

         "NECESSARY AUTHORISATIONS" means all approvals, authorisations and licences (including the Registrations) from, all rights granted by and all filings, registrations and agreements with any person including, without limitation, any government or other regulatory authority, from time to time, necessary in order to enable each member of the Group to carry on such business as may be permitted by the terms of this Agreement and which is carried on by it at the relevant time;

         "NET DERIVATIVES LIABILITY" means, at any time, the net liability (if any) at such time of the Group taken as a whole in respect of Derivatives Contracts determined by reference to the amounts (as determined by the Agent), which would be payable or receivable by the Group if all Derivatives Contracts to which any member of the Group was a party at such time were terminated at such time and replaced by the obligation to make a payment reflecting the economic burden or value to the relevant member of the Group of the payment flows under those Derivatives Contracts remaining at the time of termination;

         "NET INCOME" means, for any period, the net profit after Management Fees and Taxes of the Group arising out of the use or operation of Cable Systems or other businesses or activities permitted to be carried out under this Agreement for such period as determined in accordance with GAAP used in the preparation of and as shown in the financial statements or Quarterly Management Accounts in respect of such period prepared and delivered to the Agent pursuant to clause 12.1(f) or 12.1(g);

         "NLG" means the lawful currency for the time being of The Netherlands;

         "NUON" means N.V. NUON Energie-Onderneming voor Gelderland, Friesland en Flevoland, a Netherlands public limited liability company with its registered office at Arnhem and its business office at Utrechtseweg 68, 6812BH Arnhem, The Netherlands;

         "NUON FACILITY" means the inter-company credit facilities made available to the Shareholder by NUON of up to NLG 690,000,000 pursuant to an agreement between the Shareholder and NUON dated 31st August, 1998;

         "OBLIGOR" means the Borrower and each Guarantor;

          "ORIGINAL   GUARANTORS"  means  those  Material  Subsidiaries  of  the
          Borrower whose names, country of incorporation and principal place of business are set out in part B of schedule 1;

          "OVERDRAFT BANK" means MeesPierson N.V. of Coolsingel 93, 3012 AE Rotterdam, The Netherlands;

          "OVERDRAFT   FACILITY"   means  an   overdraft   facility   of  up  to
          euro5,000,000 made available to the Borrower by the Overdraft Bank pursuant to clause 2.1(b);

          "OVERDRAFT FACILITY AMOUNT" means at any time euro5,000,000 as reduced by any relevant provision of this Agreement;

          "PARTICIPATING MEMBER STATE" means a member state of the European Union that adopted a single currency in accordance with the Treaty;

          "PERMITTED ACQUISITIONS" means:

          (a) any acquisitions of assets or services made in the ordinary course of business;

          (b)  any   acquisitions  of  the  share  capital  of,  or  assets  and liabilities of, a member of the Group by a member of the Charging Group as part of the solvent reorganisation of the Group;

          "PERMITTED BORROWINGS" means, without duplication:

          (a) any Borrowed Money arising hereunder or under the Security Documents;

          (b) any Borrowed Money approved in writing by the Agent (acting on the instructions of the Majority Banks);

          (c)  any Subordinated Shareholder Loan;

          (d) any Borrowed Money owing by any member of the Group arising under deferred payment agreements incurred in the ordinary course of business provided that such Borrowed Money is deferred for no longer than 180 days and is in an aggregate amount of not more than euro20,000,000 (or its equivalent) outstanding at any time;

          (e) any deposits or prepayments constituting Borrowed Money received by any member of the Group from a customer or subscriber for its services;

          (f) any Borrowed Money owing by any member of the Charging Group to another member of the Charging Group;

          (g) any Borrowed Money owing by any member of the Group being Management Fees in respect of which payment has been deferred;

          (h) any Borrowed Money being Permitted Payments in respect of which payment has been deferred;

          (i) any finance lease arrangements entered into with a supplier of telecommunications equipment to the Group in an aggregate amount of not more than euro5,000,000 (or its equivalent) or subject to the prior written consent of the Majority Banks in excess of euro5,000,000 (or its equivalent) in aggregate; and

          (j) any Borrowed Money in addition to the Borrowed Money falling within paragraphs (a) to (i) above and not exceeding at any time more than euro5,000,000 in aggregate (or its equivalent);

          "PERMITTED ENCUMBRANCES" means:

          (a)  any Encumbrance arising hereunder or under any Security Document;

               until the date of the first Advance hereunder, any Encumbrance over the shares of the Borrower or any of its Subsidiaries securing the NUON Facility;

          (b) any liens arising in the ordinary course of business by way of contract which secure Borrowed Money falling within part (d) of the definition of "PERMITTED BORROWINGS" above or which secure any Indebtedness under any agreement for the supply of goods or services in respect of which payment is not deferred for more than 90 days;

          (c) any Encumbrance approved in writing by the Agent (acting on the instructions of the Majority Banks); and

          (d) any Encumbrance not falling within paragraphs (a) to (d) above and securing Indebtedness in aggregate not exceeding 5,000,000 (or its equivalent);

          "PERMITTED PAYMENTS" means any payments or transfers of assets:

          (a)  for the purposes referred to in clause 1.1 (ii) and (iii);

          (b) by way of the repayment on the date of the first Advance of inter-company loans made by the Shareholder to the Borrower up to NLG130,000,000 in order to repay the NUON Facility;

          (c) to any Relevant Person in relation to transactions carried out on bona fide arm's length commercial terms in the ordinary course of business;

          (d) at any time on or after delivery to the Agent of the Compliance Certificate in respect of the Quarterly Period ending 31st
               December, 2000, consisting of repayment of the principal of Additional Subordinated Shareholder Loans provided that (i) in respect of each of the two most recently ended consecutive

               Quarterly Periods the ratio of Senior Debt to Annualised Consolidated EBITDA (calculated on the last day of each such Quarterly Period by reference to the Six Month Period ending on such date), each as demonstrated in the Compliance Certificate for such Quarterly Period was 7:1 or less and (ii) no Default has occurred and is continuing or would occur or be reasonably likely to occur as a result of such payment;

         (e)   consisting  of  Management  Fees (other than  accrued  Management
               Fees) not exceeding euro3,400,000 in any financial year of the Group in respect of which Management Fees are not payable under paragraphs (f) or (g) below provided that no Default has occurred and is continuing or would occur or be reasonably likely to occur as a result of such payment;

         (f) consisting of Management Fees (including Management Fees accrued in respect of that or any previous financial year) not exceeding euro3,400,000 in any financial year of the Group in respect of which Management Fees are not paid under paragraph (e) above or payable under paragraph (g) below as adjusted to reflect the rate of Euro inflation in such financial year in accordance with the Consumer Price Index (IFS CPI) reported in the publication of the International Monetary Fund entitled "International Financial Statistics" provided that (i) in respect of the two most recently ended consecutive Quarterly Periods the ratio of Senior Debt to Annualised Consolidated EBITDA (calculated on the last day of each such Quarterly Period by reference to the Six Month Period ending on such date), each as demonstrated in the Compliance Certificate for such Quarterly Period was 5:1 or less, but not less than 4:1 and (ii) no Default has occurred and is continuing or would occur or be reasonably likely to occur as a result of such payment; and

         (g) consisting of dividends or other distributions or the payment of interest on or the repayment of any Subordinated Shareholder Loan or the payment of Management Fees (including Management Fees accrued in respect of that or any previous financial year) to any Relevant Person after the end of the Revolving Period provided that: (i) in respect of each of the two most recently ended Quarterly Periods, the ratio of Senior Debt to Annualised Consolidated EBITDA (calculated on the last day of each such Quarterly Period by reference to the Six Month Period ending on such date), each as demonstrated in the Compliance Certificate for such Quarterly Period is less than 4:1 and (ii) no Default has occurred and is continuing or would occur or be reasonably likely to occur as a result of such distribution or payment;

         "PLEDGE OF INTERCOMPANY CLAIMS" means the disclosed pledge of any present and future claims the Borrower may have, from time to time, against any of its Subsidiaries, entered into or to be entered into by the Borrower and the Guarantors in favour of the Secured Parties;

         "PLEDGE OF RIGHTS AGAINST CASEMA" means the undisclosed pledge of any present and future claims the Borrower may have, from time to time, against Casema in relation to the swap of shares of certain companies between Casema and the Borrower, entered into or to be entered into by the Borrower in favour of the Secured Parties;

         "PLEDGE OF RIGHTS AGAINST MUNICIPALITIES" means the undisclosed pledge of any present and future rights and claims the Borrower and/or any of the Guarantors may have, from time to time, against any relevant municipality in relation to the Cable Systems, entered into or to be entered into by the Borrower and the Guarantors in favour of the Secured Parties;

         "PLEDGE OVER PRINCIPAL AGREEMENTS" means the pledges over the Principal Agreements and/or the UPC Funding Undertaking entered into or to be entered into by the Borrower or the relevant Charging Subsidiary in favour of the Secured Parties in the agreed form;

         "PRINCIPAL  AGREEMENTS"  means the documents and  agreements  listed in schedule 8 and/or all back-to-back or pass through agreements referred to in clause 3.6(b)(i) as from time to time amended, varied, restated or replaced together with any successor agreement, in each case in a manner that does not constitute an Event of Default under clause 14.1(p);

         "PRO-FORMA SENIOR DEBT SERVICE" means the aggregate of (i) the total forecast amount of interest (calculated by reference to the rate of interest in effect in relation to the Senior Debt on the date on which the calculation falls to be made) and any other charges payable in respect of the Senior Debt payable in respect of the twelve months immediately following the date on which the relevant calculation under this Agreement falls to be made and (ii) the principal amount of any scheduled repayment of Senior Debt due to be made during such period;

         "PROJECT" means the carrying on of the business in those locations where the necessary Registrations have been effected or applied for where any member of the Group is permitted to carry on the business pending Registration;

         "QUALIFYING BANK" means a person, being a bank or financial institution (whether incorporated in the United Kingdom or elsewhere), which is eligible to have payments made to it by the Borrower under this Agreement without any deduction or withholding in respect of Taxes either (i) by virtue of a double taxation treaty (assuming for this purpose only that a direction or consent such as is referred to in clause 9.8 has been given), or (ii) by virtue of the fact that no such deduction or withholding is imposed in the jurisdiction to which the Borrower is subject;

         "QUARTER DAY" means 31st March, 30th June, 30th September and 31st December in any year;

          "QUARTERLY MANAGEMENT ACCOUNTS" means the quarterly management accounts of the Group to be delivered (or which may be delivered) to the Agent pursuant to clause 12.1(g) substantially in the form set out in schedule 10 or containing information of the same type as is required by such form;

          "QUARTERLY PERIOD" means each period of approximately three months commencing on the day after a Quarter Day and ending on the next following Quarter Day;

          "RECEIVABLES PLEDGE" means the pledge over receivables entered into or to be entered into by the Borrower in favour of the Secured Parties in the agreed form;

          "REFERENCE BANKS" means the principal London offices or, in the case of Paribas only, Paris office of Bank of America N.T. & S.A., Citibank, N.A., Deutsche Bank AG London, MeesPierson N.V. and Paribas and/or any other Bank appointed as such pursuant to clause 19.15;

          "REGISTRATIONS" means the registrations by each relevant member of the Charging Group with the Onafhankelijke Post en Telecommunicatie Autoriteit "OPTA" listed in schedule 7 or otherwise required under Telecommunications and Cable Laws in The Netherlands to carry on the business from time to time or, as the case may be, replaced from time to time in accordance with clause 12.1(u);

          "RELEVANT JURISDICTION" means each jurisdiction in which a member of the Group is incorporated or formed or in which such member of the Group has its principal place of business or owns any material assets;

          "RELEVANT PERSON" means UPC, the Shareholder and any company (not being a member of the Charging Group) which is a Subsidiary of, or an Associated Company of, UPC (other than Associated Companies of UPC which are its Associated Companies by virtue of controlling UPC or owning beneficially and/or legally directly or indirectly 10 per cent. or more of the equity interests in UPC);

          "RELEVANT SUBSTANCE" means any substance whatsoever (whether in a solid or liquid form or in the form of a gas or vapour and whether alone or in combination with any other substance) or waste which is capable of causing harm to man or any other living organism supported by the environment, or damaging the environment or public health or welfare;

          "RESTRICTED PAYMENT" means, in each case whether in cash, securities, property or otherwise, (a) any direct or indirect distribution, dividend or other payment on account of any class of its share capital or capital stock or other securities, (b) any transfer of assets, loan, gift or other payment or (c) any payment of principal of, or interest on, any Subordinated Shareholder Loan, in each case to a Relevant Person;

          "REVOLVING ADVANCE" means each borrowing by way of an advance under the Revolving Credit Facility during the Revolving Period or, as the context requires, the principal amount of that borrowing outstanding at any relevant time;

          "REVOLVING CREDIT FACILITY" means the revolving credit facility (converting to a term loan) of up to euro335,000,000 granted to the Borrower by the Banks pursuant to clause 2.1(a);

          "REVOLVING PERIOD" means the period from (and including) the date hereof to (and including) 31 December 2001;

          "SECURED PARTIES" means the Finance Parties and the Interest Rate Hedging Banks;

          "SECURITY AGENT" means Stichting Security Agent N.V. TeleKabel of Coolsingel 93, 3012 AE Rotterdam, The Netherlands;

          "SECURITY AGENT GUARANTOR" means MeesPierson N.V. of Coolsingel 93, 3012 AE Rotterdam, The Netherlands; or such other person as may be appointed security agent guarantor pursuant to the Security Deed;

          "SECURITY DEED" means the Security Deed entered into or to be entered into between the Secured Parties, each Subordinated Creditor, each Security Provider and each Obligor;

          "SECURITY DOCUMENTS" means the Subordination Deed, the Account Pledge, the Receivables Pledge, the Pledge over Principal Agreements, the Moveables Pledges, the Share Securities, the Pledge of Rights against Municipalities, the Pledge of Intercompany Claims, the Pledge of Rights against Casema, the UPC Funding Undertaking, any irrevocable power of attorney referred to in schedule 3 or part B of schedule 9 and the Security Deed and all other mortgages, charges, pledges, guarantees, inter-creditor agreements or deeds and other instruments from time to time entered into in favour of the Secured Parties (or any of them) by way of guarantee or other assurance and/or security for or (in the case of inter-creditor agreements) otherwise in relation to amounts owing to the Secured Parties (or any of them) in respect of any Indebtedness of the Obligors under this Agreement;

          "SECURITY PROVIDERS" means those persons (other than the Secured Parties and the Obligors) that have entered into any of the Security Documents from time to time;

          "SECURITY PROVIDER'S DEED OF ACCESSION" has the meaning given to it in the Security Deed;

          "SENIOR DEBT CASH INTEREST CHARGES" means, in relation to any period, the total amount of all interest, fees and commissions accruing in respect of the Senior Debt during such period (having taken into account the effect of any Interest Rate Hedging Arrangements);

          "SENIOR DEBT" means the aggregate principal amount outstanding under the Facilities;

          "SHAREHOLDER" means N.V. TeleKabel Beheer, a limited liability company incorporated under the laws of The Netherlands with its registered office in Arnhem and its business office in Waterstraat 11, 6882 GA Velp, The Netherlands;

          "SHARE SECURITIES" means the TeleKabel Share Securities and the Subsidiary Share Securities and such other pledges/charges over shares in any of the Material Subsidiaries as may be executed in favour of the Secured Parties from time to time as security for amounts owing to the Secured Parties (or any of them) in respect of any Indebtedness of the Obligors under this Agreement;

          "SIX MONTH PERIOD" means each period of two consecutive Quarterly Periods ending on a Quarter Day;

          "SUBORDINATED CREDITOR" means the Shareholder and any other Relevant Person who has, at any relevant time, entered into a Subordination Deed and the Security Deed or a Security Provider's Deed of Accession;

          "SUBORDINATION DEED" means the pledge of Subordinated Shareholder Loans and Restricted Payments (other than Permitted Payments) and deed of subordination to be entered into (i) by the Shareholder in favour of the Secured Parties in the agreed form, or (ii) by any other person in favour of the Secured Parties pursuant to the terms of this Agreement substantially in the form of the pledge and deed of subordination referred to in (i) above or such other form as may be reasonably agreed by the Security Agent (acting on the instructions of the Majority Banks) having regard to the applicable laws relating to the pledging and subordination of receivables in the jurisdiction in which the relevant loan is payable;

          "SUBORDINATED SHAREHOLDER LOAN" means any Borrowed Money of any member of the Group owed to a Subordinated Creditor;

          "SUBSCRIBER" means a person who has entered into a Subscriber's Agreement;

          "SUBSCRIBER'S AGREEMENT" means an agreement with a member of the Group to be provided with services through the operation of the Cable Systems and/or assets in relation to the provision of such services by a member of the Group;

          "SUBSIDIARY" of a person means any company or entity directly or indirectly controlled by such person, for which purpose "CONTROL" means ownership of more than 50 per cent. of the economic and/or voting share capital (or equivalent right of ownership of such company or entity);

          "SUBSIDIARY SHARE SECURITIES" means the share pledges given, or to be given, by the Borrower or the relevant Charging Subsidiary to the

          Secured Parties in respect of their respective shareholdings in the Original Guarantors, in the agreed form;

          "TAXES" includes all present and future taxes, levies, imposts, duties, fees or charges of a similar nature together with interest thereon and penalties in respect thereof and "TAXATION" shall be construed accordingly;

          "TELECOMMUNICATIONS AND CABLE LAWS" means all laws, statutes, regulations and judgments relating to telecommunications, cable television and data services applicable to any member of the Group and/or the business carried on by any member of the Group in any Relevant Jurisdiction;

          "TELEKABEL SHARE SECURITY" means the share pledge given, or to be given, to the Secured Parties by the Shareholder in respect of its shareholding in the Borrower in the agreed form;

          "TERM" means, in relation to a Revolving Advance, the period for which such Revolving Advance is, or is to be, made, as specified in the Drawdown Notice for such Revolving Advance, or as otherwise determined in accordance with the provisions hereof;

          "TERM ADVANCE" means, on the last day of the Revolving Period and thereafter, each advance deemed to be made pursuant to clause 4.8 and any advance resulting from the division and/or consolidation of any Term Advance in accordance with clause 4.8;

          "TERM DATE" means, in relation to a Revolving Advance, the last day of the Term of such Revolving Advance;

          "TERM PERIOD" means from (and including) 1 January 2002 to (and including) 31 December 2007;

          "TERM  REPAYMENT  DATE" means each of the dates  referred to in clause
          7.1;

          "TOTAL COMMITMENTS" means at any relevant time the total of the Commitments of all the Banks at such time;

          "TRANSACTION   DOCUMENTS"   means  this  Agreement  and  the  Security
          Documents;

          "TRANSFEREE" has the meaning given to it in clause 18.4;

          "TRANSFER CERTIFICATE" means a certificate substantially in the terms of schedule 5;

          "TREATY" means the Treaty establishing the European Economic Community, being the Treaty of Rome of 25 March 1957 as amended by the Single European Act 1986 and the Maastricht Treaty (which was signed on 7 February 1992 and came into force on 1 November 1993) as amended, varied or supplemented from time to time;

          "UPC" means United Pan-Europe Communications N.V., a public limited liability company incorporated under the laws of The Netherlands with its registered office at Amsterdam and its business office at Frederik Roeskestraat 123, (1076EE) Amsterdam, The Netherlands;

          "UPC FUNDING UNDERTAKING" means the undertaking entered or to be entered into in the agreed form by UPC in favour of the Borrower and the Security Agent pursuant to which UPC agrees to procure the injection of additional funds of up to euro18,000,000 into the Borrower to meet the Group's capital needs during 1999 and 2000;

          "UTH" means United TeleKabel Holding N.V., a limited liability company incorporated under the laws of The Netherlands with its registered office in Almere and its business office at Kabelweg 55 Amsterdam (1014BA), The Netherlands;

          "UTILISATION" means each borrowing or other utilisation under the Overdraft Facility by the Borrower;

          "YEAR 2000 ISSUE" means the failure of computer software, hardware and firmware systems and equipment containing embedded microchips to properly receive, transmit, process, manipulate, store, retrieve, re-transmit or in any other way utilise data and information due to the occurrence of the year 2000 or the inclusion of dates on or after 1 January, 2000.

1.3       HEADINGS
          --------

          Clause headings and the table of contents are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.

1.4       CONSTRUCTION OF CERTAIN TERMS
          -----------------------------

          In this Agreement, unless the context otherwise requires:

          (a) references to clauses and schedules are to be construed as references to the clauses of, and schedules to, this Agreement and references to this Agreement include its schedules;

          (b) references to (or to any specified provision of) this Agreement or any other document shall be construed as references to this Agreement, that provision or that document as in force for the time being and as from time to time amended in accordance with its terms, or, as the case may be, with the agreement of the relevant parties and (where such consent is, by the terms of this Agreement or the relevant document, required to be obtained as a condition to such amendment being permitted) the prior written consent of the Agent, all of the Banks or the Majority Banks (as the case may be);

          (c) references to a "REGULATION" include any present or future regulation, rule, directive, requirement, request or guideline

               (whether or not having the force of law but, if not having the force of law, only if compliance therewith is in accordance with the general practice of the relevant persons to whom it is intended to apply or, in the case of clause 16.2 only, the relevant Bank or its holding company) of any agency, authority, central bank or government department or any self-regulatory or other national or supra-national authority;

          (d) words importing the plural shall include the singular and vice versa;

          (e)  references to a time of day are to London time;

          (f)  references  to  a  "PERSON"   shall  be  construed  as  including
               references to an individual, firm, company, corporation, unincorporated body of persons or any State or any of its agencies;

          (g) references to "ASSETS" include all or part of any business, undertaking, real property, personal property, uncalled capital and any rights (whether actual or contingent, present or future) to receive, or require delivery of, any of the foregoing;

          (h) references to a "GUARANTEE" include references to an indemnity or other assurance against financial loss including, without limitation, an obligation to purchase assets or services as a consequence of a default by any other person to pay any Indebtedness and "GUARANTEED" shall be construed accordingly;

          (i) references to the "EQUIVALENT" of an amount specified in a particular currency (the "SPECIFIED CURRENCY AMOUNT") shall be construed as a reference to the amount of the other relevant currency which can be purchased with the specified currency amount in the London foreign exchange market at or about 11 a.m. on the day on which the calculation falls to be made for spot delivery as determined by the Agent in accordance with its customary practices;

          (j) references to the "AGREED FORM" means, in relation to any document, the form of such document as shall have been agreed between the Borrower and the Agent or the Security Agent, as the case may be (acting for and on behalf of all of the Banks);

          (k) references to "BUSINESS" means any business (i) that consists of the upgrade, construction, acquisition (to the extent permitted under this Agreement, operation, utilisation and maintenance of networks that use existing or future technology for the transmission, reception and delivery of voice, video and/or other data (including networks that transmit, receive and/or deliver services such as multi-channel television and radio, programming, telephony, Internet services and content, high-speed data transmission, video, multi-media and related activities) or (ii) that supports, is incidental to or is related to any such business, and references to "ordinary course of business" or "ordinary course of trading" shall be similarly construed; and

          (l) references to any enactment shall be deemed to include references to such enactment as re-enacted, amended or extended.

 1.5     MAJORITY BANKS
         --------------

         Where this Agreement provides for any matter to be determined by reference to the opinion of the Majority Banks or to be subject to the consent or request of the Majority Banks or for any action to be taken on the instructions of the Majority Banks, such opinion, consent, request or instructions shall (as between the Banks) only be regarded as having been validly given or issued by the Majority Banks if all the Banks shall have received prior notice of the matter on which such opinion, consent, request or instructions are required to be obtained and the relevant majority of Banks shall have given or issued such opinion, consent, request or instructions but so that (as between the Borrower and the Banks), once informed by the Agent that such opinion, consent, request or instructions have been given, the Borrower shall be entitled (and bound) to assume that such notice shall have been duly received by each Bank and that the relevant majority shall have been obtained to constitute Majority Banks whether or not this is in fact the case.

1.6      AGENT'S OPINION
         ---------------

         Where this Agreement provides for the Agent's opinion to determine whether any matter would or is reasonably likely to have a Material Adverse Effect and/or a material adverse effect, as the case may be, the Agent shall act in accordance with the instructions of the Majority Banks in making such determination.

2        THE FACILITIES
         --------------

2.1      AMOUNT
         ------
         Upon and subject to the terms of this Agreement and in reliance on each of the representations and warranties in clause 11, for the purposes set out in clause 1.1:

         (a) the Banks agree to make available to the Borrower a revolving credit facility (converting to a term loan) in the principal sum of up to euro335,000,000; and

         (b) the Overdraft Bank agrees to make available to the Borrower an overdraft facility in the principal sum of up to euro5,000,000.

         The obligation of each Bank under this Agreement shall be to contribute that proportion of each Advance which, as at the Drawdown Date of such Advance, its Commitment bears to the Total Commitments and, in the case of the Overdraft Facility, to assume its obligations under clause 6.

2.2      OBLIGATIONS SEVERAL
         -------------------

         The obligations of each Bank under this Agreement are several; the failure of any Bank to perform such obligations shall not relieve any other Bank, the Joint Arrangers, the Security Agent, the Security Agent Guarantor, the Overdraft Bank, the Agent or any Obligor of any of their respective obligations or liabilities under this Agreement nor shall the Agent, the Security Agent, the Security Agent Guarantor or the Joint Arrangers be responsible for the obligations of any Bank (except for its own obligations, if any, as a Bank) nor shall any Bank be responsible for the obligations of any other Bank under this Agreement.

2.3      INTERESTS SEVERAL
         -----------------

         Notwithstanding any other term of this Agreement (but without prejudice to the provisions of this Agreement relating to or requiring action by the Majority Banks) the interests of the Secured Parties are several and the amount due to each Secured Party is a separate and independent debt. Each Secured Party shall have the right to protect and enforce their respective rights arising out of this Agreement (but without prejudice to the provisions of this Agreement relating to or requiring action by the Majority Banks) and it shall not be necessary for any other Secured Party to be joined as an additional party in any proceedings for this purpose.

3        CONDITIONS
         ----------

3.1      DOCUMENTS AND EVIDENCE
         ----------------------
         The obligation of each Bank to make its Commitment available under the Revolving Credit Facility or for the Overdraft Bank to make the Overdraft Facility available shall be subject to the condition that the Agent, or its duly authorised representative, shall have received, not later than three Banking Days before the day on which the first Advance is to be made or, if the first drawing under the Facilities is a Utilisation, not later than three Banking Days before the first Utilisation, the documents and evidence specified in schedule 3 in form and substance satisfactory to all of the Banks.

3.2      GENERAL CONDITIONS PRECEDENT
         ----------------------------

         The obligation of each Bank to contribute to any Advance is subject to the further conditions that at the date of each Drawdown Notice and on each Drawdown Date:

         (a)   the  representations  and  warranties set out in clauses 11.1 and
               11.2 to be repeated in accordance with clause 11.3 are true and correct on and as of each such date as if each were made with respect to the facts and circumstances existing at such date; and

         (b) no Default shall have occurred and be continuing or would result from the making of such Advance.

         However, in the case of a Revolving Advance which would not, if drawn, cause the Loan to be increased (after taking into account of any Revolving Advance due or to be made or repaid on the Drawdown Date of such Revolving Advance):

               (i) clause 3.2(a) shall apply only if the incorrectness would be reasonably likely to have a material adverse effect on the ability of the Borrower to perform its obligations under this Agreement or on the financial position of the Group taken as a whole; and

              (ii) clause 3.2(b) shall not apply if the Term of the relevant Revolving Advance is one month.

          Nothing in this clause 3.2 shall be construed as constituting a waiver of any right of the Banks (including, without limitation, their rights under clause 14.2) arising from any Event of Default which shall have occurred and be outstanding at the time of the drawing of the relevant Advance.

3.3      WAIVER OF CONDITIONS PRECEDENT
         ------------------------------

         The conditions specified in this clause 3 are inserted solely for the benefit of the Banks and the Overdraft Bank and may be waived on their behalf in whole or in part and with or without conditions by the Agent acting on the instructions of all of the Banks in respect of the first Advance or the first Utilisation (whichever is the earliest) and on the instructions of the Majority Banks with respect to any other Advances without prejudicing the right of the Agent acting on such instructions to require fulfilment of such conditions in whole or in part in respect of any other Advance.

3.4      NOTIFICATION
         ------------

         The Agent shall notify the Banks and the Borrower promptly after receipt by it of the documents and evidence referred to in clause 3.1 in form and substance satisfactory to it.

3.5      NUON SECURITY
         -------------

         The Borrower undertakes to procure that the Encumbrances referred to in paragraph (b) of the definition of Permitted Encumbrances are discharged before or contemporaneously with the making of the first Advance.

3.6      CONDITIONS SUBSEQUENT
         ---------------------

         (a) The Borrower and the Guarantors undertake that they will use commercially reasonable endeavours to ensure that prior to the date falling 365 days after the date of this Agreement all the Headends then used in the operation of the Cable Systems will be located on property owned by the Borrower or any Guarantor or on property in respect of which it has leasehold rights (erftachtsrechten) or in respect of which it has rights of superficies (opstal rechten). If the Borrower and the Guarantors do not succeed in timely fulfilling the above commitment despite having used all reasonable endeavours and if they show to the reasonable satisfaction of the Agent (acting on the instructions of the Majority Banks) that their failure to succeed is due to circumstances beyond their control (such as the failure to receive necessary third party consents, approvals and co-operation despite having used all commercially reasonable efforts to obtain such consents, approvals and co-operation) then, in such circumstances, the Banks will grant the Borrower and the Guarantors a further period of such term as may reasonably be requested by the Borrower and the Guarantors, with a maximum of 365 days after the date falling 365 days after the date of this Agreement ; and

         (b) The Borrower undertakes that it shall within 30 days after the date of this Agreement enter into with UTH (i) back-to-back or pass through agreements in respect of the Borrower's rights under the interconnection agreements dated 29th January 1999 made between (1) UTH and (2) KPN Telecom and 11th September 1998 made between (1) UTH and (2) Enertel N.V., and (ii) a Pledge over Principal Agreements in respect of such back to back or pass through agreements, in each case, on terms and conditions satisfactory to the Agent and provide the Agent with such documents and evidence as it may reasonably require as to its power and authority to enter into such documents and that the same constitute valid and legally binding obligations of the Borrower enforceable in accordance with their terms subject to substantially similar qualifications to those made in the legal opinions referred to in schedule 3.

4        ADVANCES
         --------

4.1      MAXIMUM REVOLVING ADVANCE OUTSTANDINGS
         --------------------------------------

         No Revolving Advance shall be made if, following the making of such Revolving Advance, the aggregate principal amount of Senior Debt outstanding would exceed the amount calculated by multiplying Annualised Consolidated EBITDA (determined by reference to the most recently ended Six Month Period in respect of which Quarterly Management Accounts have been delivered to the Agent under this Agreement) by 7.75.

4.2      DRAWDOWN OF REVOLVING ADVANCES
         ------------------------------

         Subject to the terms and conditions of this Agreement, a Revolving Advance will be made available to the Borrower following receipt by the Agent from the Borrower of a Drawdown Notice not later than 10 a.m. on the third Banking Day before the proposed Drawdown Date. A Drawdown Notice shall be effective on actual receipt by the Agent and, once given, shall, subject as provided in clause 5.9(a), be irrevocable. No Drawdown Notice may be given in respect of an amount which is the subject of a notice received by the Agent under clause 7.7.

4.3      TERM AND AMOUNT OF REVOLVING ADVANCES
         -------------------------------------

         (a) Revolving Advances may be made only on Banking Days falling within the Revolving Period and may be borrowed only for a Term of one month or two, three or six months or (with the prior agreement of all of the Banks) any other period in any such case ending not later than the last day of the Revolving Period, provided that any Revolving Advances made less than one month prior to the last day of the Revolving Period may only be borrowed for the period up to and ending on such date;

         (b) each Revolving Advance shall be of euro10,000,000 or any larger sum which is an integral multiple thereof; and

         (c) no Revolving Advance may be drawn down if, as a result, there would be more than eight Revolving Advances then outstanding.

 4.4     NOTIFICATION TO BANKS
         ---------------------

         On the date of receipt of a Drawdown Notice complying with the terms of this Agreement the Agent shall notify each Bank thereof, of the date on which such Revolving Advance is to be made and the Term thereof. Subject to the provisions of clauses 3 and 4.6, on the date for the making of the relevant Revolving Advance each of the Banks shall make available to the Agent its portion of such Revolving Advance in accordance with clause 9.2.

4.5      TERMINATION OF COMMITMENTS
         --------------------------

         Any part of the Commitments undrawn and uncancelled at the end of the Revolving Period shall thereupon be automatically reduced to zero.

4.6      REPAYMENT OF REVOLVING ADVANCES
         -------------------------------

         The Borrower agrees to repay each Revolving Advance in respect of which the Term Date is before the last day of the Revolving Period on such Term Date. If a Revolving Advance (the "NEW REVOLVING ADVANCE") is to be made to the Borrower on a day on which another Revolving Advance made to the Borrower (the "MATURING REVOLVING ADVANCE") is due to be repaid then, subject to the terms of this Agreement and so long as the conditions referred to in clause 3.2 shall have been satisfied in relation to the new Revolving Advance, (i) the maturing Revolving Advance shall be deemed to have been repaid on its Term Date either in whole (if the new Revolving Advance is equal to or greater than the maturing Revolving Advance) or in part (if the new Revolving Advance is less than the maturing Revolving Advance) and the Borrower shall only be obliged to repay the principal amount by which the maturing Revolving Advance exceeds the new Revolving Advance and (ii) to the extent that the maturing Revolving Advance is so deemed to have been repaid, the principal amount of the new Revolving Advance to be made on such date shall be deemed to have been credited to the account of the Borrower by the Agent on behalf of the Banks in accordance with the terms of this Agreement and the Banks shall only be obliged to make available to the Borrower pursuant to clause 4.4 a principal amount (if any) equal to the amount by which the new Revolving Advance exceeds the maturing Revolving Advance.

4.7      CONVERSION TO A TERM LOAN AND CONSOLIDATION
         -------------------------------------------

         On the last day of the Revolving Period the Revolving Credit Facility shall convert to a term loan and all outstanding Revolving Advances the Term Date of which is the last day of the Revolving Period shall be consolidated with any other such Revolving Advances into the Loan and be repaid in accordance with clause 7.

4.8      TERM ADVANCES
         -------------

         Following the consolidation referred to in clause 4.7, all Revolving Advances shall be deemed to have been repaid and the Loan shall be deemed to be a Term Advance for the purposes of this Agreement. The Borrower may by notice received by the Agent not later than 10 a.m. on the third Banking Day before the beginning of each Interest Period in respect of a Term Advance specify that such Term Advance shall be divided into more than one Term Advance, or consolidated with any other Term Advance outstanding in respect of the Loan in respect of which the then current Interest Period ends on the same day as the current Interest Period in respect of such Term Advance. No more than five Term

         Advances may be outstanding under this Agreement at any time. If more than one Term Advance is outstanding in respect of the Loan each such Term Advance shall be either euro10,000,000 or any larger sum which is an integral multiple thereof or the balance of the Loan.

4.9      FIRST ADVANCE
         -------------

         Subject to the provisions of clause 3.1, the Borrower undertakes to comply with the terms of this clause 4 so as to ensure that a Drawdown Notice is delivered for the first Advance in an amount in euro not less than the amount referred to in clause 1.1(ii) (the "NUON AMOUNT").

         The Borrower irrevocably authorises the Agent, and the Agent agrees, to remit that part of the proceeds of the first Advance as is equal to the NUON Amount to the account of NUON notified by NUON to the Agent in satisfaction pro tanto of the Borrower's obligations to repay the inter-company loan from the Shareholder representing the on-lending of the proceeds of the NUON Facility and of the Shareholder's corresponding obligations under the NUON Facility and the Agent's obligations under clause 9.2 in respect of the first Advance shall be to remit any balance following such application to the Borrower forthwith. The Borrower acknowledges that the making of such payment shall constitute the making of an Advance by the Banks to the Borrower.

         The Borrower further undertakes to repay any other amounts outstanding under the NUON Facility on the date of the first Advance and to procure that NUON delivers to the Agent a deed of release of its pledge over the shares in all relevant members of the Group on such date.

4.10     APPLICATION OF PROCEEDS
         -----------------------

         Without prejudice to the Borrower' obligations under clause 12.1(c), none of the Banks, the Joint Arrangers, the Security Agent, the Security Agent Guarantor or the Agent shall have any responsibility for the application of the proceeds of any Advance by the Borrower.

5        INTEREST; ALTERNATIVE INTEREST RATES
         ------------------------------------

5.1      NORMAL INTEREST RATE
         --------------------

         The Borrower shall pay interest on each Advance in respect of each Interest Period relating thereto on each Interest Payment Date (and, in the case of an Advance having an Interest Period of more than six months, by instalments on the dates falling at six monthly intervals from the Drawdown Date of such Advance and on the last day of such Interest Period) at the rate per annum determined by the Agent to be the aggregate of (a) the applicable Margin, (b) the Additional Cost and
         (c) EURIBOR.

5.2      APPLICABLE MARGIN
         -----------------

         The Margin in relation to any Advance and any unpaid sum due under this Agreement under clause 5.6 and for the purposes of clause 6.3(b) shall (subject to the proviso below) be the rate set out in column (I) below against the ratio of Senior Debt to Annualised Consolidated EBITDA (determined by reference to the most recently ended Six Months Period in respect of which Quarterly Management Accounts have been delivered to the Agent under this Agreement) set out in column II below as at the first day of the relevant Interest Period or, in relation to any unpaid sum due under clause 5.6, the first day of the relevant period determined in accordance with clause 5.6 or, for the purposes of clause 6.3(b), from day to day:

                    (I)                                             (II)
         Rate (per cent. per annum)                  Ratio of Senior Debt to Annualised
         --------------------------                  ----------------------------------
                                                             Consolidated EBITDA
                                                             -------------------
                    2.00                       6.5:1 or greater (or negative)
                    1.75                       greater than or equal to 5.5:1 but less than
                                               6.5:1
                    1.50                       greater than or equal to 4:1 but less than
                                               5.5:1
                    1.25                       greater than or equal to 3:1 but less than 4:1
                    0.75                       Less than 3:1 (but not negative)

         Provided that if on the relevant date on which the Margin is to be determined either the Borrower has failed to deliver any relevant financial statements then due under this Agreement within the time period for the Borrower so to deliver such financial statements then the Margin for such Advance or such unpaid sum shall be 2.00 per cent. per annum.

5.3      INTEREST PERIODS
         ----------------

         The Interest Period in relation to each Revolving Advance shall be of a duration equal to the Term of such Revolving Advance. Interest Periods in respect of Term Advances shall be of a duration determined in accordance with clauses 5.4 and 5.5.

5.4      SELECTION OF INTEREST PERIODS FOR TERM ADVANCES
         -----------------------------------------------

         The Borrower may by notice received by the Agent not later than 11 a.m. on the third Banking Day before the beginning of each Interest Period in respect of a Term Advance specify whether such Interest Period shall have a duration of one month or two, three or six months or (with the prior agreement of all of the Banks) any other period.

5.5      DETERMINATION OF INTEREST PERIODS FOR TERM ADVANCES
         ---------------------------------------------------

         Every Interest Period in respect of a Term Advance shall be of the duration specified by the Borrower pursuant to clause 5.4 but so that:

         (a) the initial Interest Period in respect of each Term Advance will commence on the last day of the Revolving Period and each subsequent Interest Period in respect of such Term Advance will commence forthwith upon the expiry of the previous Interest Period in respect of such Term Advance;

         (b)   (i)  (if  there  is  more  than  one  Term  Advance  outstanding)
                    Interest Periods in respect of Term Advances of an aggregate amount at least equal to the amount of the Loan to be repaid on any Term Repayment Date shall end on such date; and

              (ii) (if there is only one Term Advance outstanding) if any Interest Period in respect of the Loan would otherwise overrun a Term Repayment Date then such Interest Period shall end on such date; and

         (c) if the Borrower fails to specify the duration of an Interest Period in accordance with the provisions of clause 5.4 and this clause 5.5 such Interest Period shall, subject to this clause 5.5, have a duration of three months.

5.6      INTEREST FOR LATE PAYMENT
         -------------------------

         If the Borrower fails to pay any sum (including, without limitation, any sum payable pursuant to this clause 5.6 on its due date for payment under this Agreement) but excluding any sum payable under clause 6 the Borrower shall pay interest on such sum from the due date up to the date of actual payment (as well after as before judgment) at a rate determined by the Agent pursuant to this clause 5.6. The period beginning on such due date and ending on such date of payment shall be divided into successive periods of not more than three months as selected by the Agent (after consultation with the Banks so far as reasonably practicable in the circumstances) each of which (other than the first, which shall commence on such due date) shall commence on the last day of the preceding such period. The rate of interest applicable to each such period shall be the aggregate (as determined by the Agent) of (a) 1.5 per cent per annum, (b) the applicable Margin, (c) the Additional Cost and (d) EURIBOR, unless such unpaid sum is an amount of principal which shall have become due and payable, by reason of a declaration by the Agent under clause 14.2(b) or a prepayment pursuant to clauses 7.3 or 16.1, other than on an Interest Payment Date, in which case the first such period selected by the Agent shall end on such Interest Payment Date and interest shall be payable on such unpaid sum during such period at a rate 1.5 per cent. above the rate applicable thereto immediately before it shall have become so due and payable. Interest under this clause 5.6 shall be due and payable on the last day of each period determined by the Agent pursuant to this clause
         5.6 or, if earlier, on the date on which the sum in respect of which such interest is accruing shall actually be paid. If, for the reasons specified in clause 5.9(a)(i) or 5.9(a)(ii), the Agent is unable to determine a rate in accordance with the foregoing provisions of this clause 5.6, each Bank shall promptly notify the Agent of the cost of funds to such Bank and interest on any sum not paid on its due date for payment shall be calculated for each Bank at a rate determined by the Agent to be 1.5 per cent per annum above the aggregate of the applicable Margin and the cost of funds to such Bank.

5.7      NOTIFICATION OF INTEREST PERIODS AND INTEREST RATES
         ---------------------------------------------------

         The Agent shall notify the Borrower and the Banks promptly of the amount of each Term Advance, the duration of each Interest Period or other period for the calculation of interest (or, as the case may be, default interest) and of each rate of interest determined by it under this clause 5.

5.8      REFERENCE BANK QUOTATIONS
         -------------------------

         If (at any time when Reference Bank quotations are required having regard to the definition of "EURIBOR" in clause 1.2) any Reference Bank is unable or otherwise fails to furnish a quotation for the purpose of calculating EURIBOR, the interest rate for the relevant Term, Interest Period or other period shall be determined, subject to clause 5.9, on the basis of the quotations furnished by the remaining Reference Banks.

5.9      MARKET DISRUPTION; NON-AVAILABILITY
         -----------------------------------

         (a) If and whenever, at any time prior to the commencement of any Interest Period:

               (i) (at any time when Reference Bank quotations are required having regard to the definition of "EURIBOR" in clause 1.2) the Agent shall have determined, after consultation with the Reference Banks (which determination shall, in the absence of manifest error, be conclusive), that adequate and fair means do not exist for ascertaining EURIBOR during such Interest Period; or

              (ii) none or only one of the Reference Banks supplies the Agent with a quotation for the purpose of calculating EURIBOR; or

             (iii) the Agent shall have received notification from Banks with Contributions aggregating not less than one-third of the total of the Loan (or, prior to the first Drawdown Date, Commitments aggregating not less than one-third of the Total Commitments) that deposits in euros are not available to such Banks in the ordinary course of business in sufficient amounts to fund their contributions to such Advance or that EURIBOR does not accurately reflect the cost to such Banks of obtaining such deposits;

          the Agent shall forthwith give notice (a "Determination Notice") to the Borrower and to each of the Banks and such Advance shall not be made. A Determination Notice shall contain particulars of the relevant circumstances giving rise to its issue.

         (b) After the giving of any Determination Notice the undrawn amount of the Total Commitments shall not be borrowed until the circumstances giving rise to the issue of the Determination Notice have ceased.

         (c) During the period of 10 days after any Determination Notice has been given by the Agent under clause 5.9(a), each Bank shall certify an alternative basis (the "SUBSTITUTE BASIS") for making available or, as the case may be, maintaining its contribution to the Advance. The Substitute Basis may (without limitation) include alternative interest periods, alternative currencies or alternative rates of interest but shall include a margin above the cost of funds including Additional Cost, if any, to such Bank equivalent to the Margin. Each Substitute Basis so certified shall be binding upon the Borrower and shall take effect in accordance with its terms from the date specified in the Determination Notice until such time as none of the circumstances specified in clause 5.9(a) continues to exist whereupon the normal interest rate fixing provisions of this Agreement shall apply.

6.       THE OVERDRAFT FACILITY
         ----------------------

6.1      THE OVERDRAFT FACILITY
         ----------------------

         (a) Utilisations of the Overdraft Facility on current account by the Borrower may be made subject to the limitation that the amount outstanding under the Overdraft Facility shall not exceed euro5,000,000 at any time.

         (b) No principal amount in respect of the Overdraft Facility may be demanded by the Overdraft Bank unless a notice has been given under clause 14.2, the Total Commitments have been reduced to zero pursuant to clause 7 or the Commitment of the Overdraft Bank has been reduced to zero pursuant to clause 7.3 but thereafter the monies owing in respect of the Overdraft Facility are repayable on demand.

         (c) The Overdraft Bank shall be at liberty at any time to refuse to allow any Utilisation if the result would be that the limit in
               (a) above would be exceeded.

 6.2     TERMS AND CONDITIONS
         --------------------

         The Overdraft Facility is made available on the terms and conditions set out in this Agreement and the Overdraft Bank's normal terms and conditions to the extent that the same are not inconsistent with this Agreement.

6.3      UTILISATION, INTEREST AND REPAYMENT
         -----------------------------------

         (a) Any borrowing made available under the Overdraft Facility may be drawn only in euros.

         (b) The Borrower shall pay to the Overdraft Bank interest on Utilisations under the Overdraft Facility at the rate being the aggregate of (i) the applicable Margin and (ii) the Overdraft Bank's base rate from time to time. Such interest shall accrue from day to day on the basis of actual days elapsed and a year of 360 days, and shall be debited to the Borrower's account on the
               Overdraft  Bank's  normal  quarterly   charging  dates.

         (c) The Borrower shall repay or discharge the Overdraft Facility in full on the last day of the Term Period.

7.       REPAYMENT, PREPAYMENT AND CANCELLATION
         --------------------------------------

7.1      REPAYMENT
         ---------

         The Borrower shall repay the Loan in equal instalments on each Quarter Day (from and including 31st March 2002) in the years specified in column (1) below so that the Loan outstanding at the end of the Revolving Period is reduced in each such year by the percentage specified opposite the relevant year in column (2) below:

         =================================================== ==============================================
                                (1)                                               (2)
                                Year                                           Repayment
                                                                                   %
         =================================================== ==============================================
                                2002                                               5
         =================================================== ==============================================
                                2003                                              10
         =================================================== ==============================================
                                2004                                              20
         =================================================== ==============================================
                                2005                                              20
         =================================================== ==============================================
                                2006                                              20
         --------------------------------------------------- ==============================================
                                2007                                              25
         --------------------------------------------------- ==============================================

7.2      VOLUNTARY PREPAYMENT
         --------------------

         The Borrower may, without premium or penalty, prepay any Advance (in whole or in part provided that, in the case of part, the amount of such part is a minimum of euro10,000,000 and an integral multiple thereof) at any time subject to the provisions of this clause 7.

7.3      ADDITIONAL VOLUNTARY PREPAYMENT
         -------------------------------

         The Borrower may also prepay (in whole but not in part only), without premium or penalty, but without prejudice to its obligations under clauses 5.9, 9.5 and 16.2, the Contribution of any Bank to which such Borrower shall have become obliged to pay additional amounts under clause 5.9, 9.5 or 16.2. Upon any notice of such prepayment being given, the Commitment of the relevant Bank shall be reduced to zero and the amount of the Total Commitments shall be reduced accordingly.

7.4      MANDATORY PREPAYMENT
         --------------------

         (a) The Borrower shall be obliged to prepay the Loan in whole immediately upon the occurrence of a Change of Ownership. For the purpose of this clause 7.4(a), "Change of Ownership" means either
               (1) the Borrower is not or ceases to be a wholly owned Subsidiary of the Shareholder or (2) UPC is not or ceases to be the direct or indirect legal and beneficial owner of more than 50 per cent. (or such lesser percentage as the Majority Banks agree) of both
               (i) the economic interest in the equity share capital of the Shareholder and (ii) the voting rights attributable to the equity share capital of the Shareholder.

         (b) During the Term Period, the Borrower shall apply 50 per cent. of Excess Cash Flow (if any) in respect of each financial year of the Group commencing with the financial year ending on 31st December, 2002 in prepayment of the Loan provided that no such prepayment shall be required to be made if the ratio of Senior Debt (as at the last day of such financial year) to Annualised Consolidated EBITDA (determined by reference to the Six Months Period ending on the last day of such financial year) as shown in the Quarterly Management Accounts in respect of the Quarterly Period ending on the last day of such financial year delivered to the Agent in accordance with clause 12.1(g), is less than 4:1.

         (c)   Each prepayment to be made under  paragraph (b) above shall:

               (i) be made on Interest Payment Dates falling after the date upon which the Quarterly Management Accounts in respect of the Quarterly Period ending on the last day of the relevant financial year are delivered to the Agent pursuant to clause 12.1(g), beginning with the first such date and continuing until the prepayment obligation under paragraph (b) above in respect of such financial year has been satisfied; and

              (ii) if on any Interest Payment Date upon which an amount of Excess Cash Flow is to be applied in prepayment of the Loan:


                         (A) such amount is less than the amount of the Advances
                    whose Interest Periods ends on such date, the Borrower may select against which Advance or Advances the prepayment is to be made and the proportion of the relevant amount to be prepaid on each such Advance but shall ensure that the full amount of such Excess Cash Flow required to be applied is so applied in prepayment;

                         (B) such amount is equal to or greater  than the amount
                    of the Advances whose Interest Periods end on such date, the Borrower shall prepay, or procure the prepayment of, each such Advance on such date.

 7.5     AMOUNTS PAYABLE ON PREPAYMENT
         -----------------------------

         Any prepayment under this Agreement shall be made in euros together with: (a) accrued interest to the date of prepayment; (b) any additional amount payable under clause 5.9, 9.5 or 16.2; and (c) all other sums payable by the Borrower to the relevant Bank under this

         Agreement including, without limitation, any accrued commitment commission payable under clause 8.1(c) on any undrawn amount that is cancelled at the same time as such prepayment and any amounts payable under clause 15.1.

7.6      NOTICE OF PREPAYMENT
         --------------------

         No prepayment may be effected under clause 7.2 or 7.3 unless the Borrower shall have given the Agent at least three Banking Days' notice of its intention to make such prepayment. Every notice of prepayment shall be effective only on actual receipt by the Agent, shall be irrevocable and shall oblige the Borrower to make such prepayment on the date specified. No amount prepaid pursuant to clause 7.3 or, after the end of the Revolving Period, 7.2 may be reborrowed. The Borrower may not prepay the Loan or any part thereof save as expressly provided in this Agreement.

7.7      CANCELLATION OF COMMITMENTS
         ---------------------------

         (a) The Borrower may at any time by notice to the Agent (effective only on actual receipt) cancel with effect from a date not less than three Banking Days after the receipt by the Agent of such notice the whole or any part (being euro10,000,000 or any larger sum which is an integral multiple thereof) of the Total Commitments which is not then outstanding or requested in a Drawdown Notice in respect of which an Advance has not been made. Any such notice of cancellation, once given, shall be irrevocable and upon such cancellation taking effect the Commitment of each Bank shall be reduced proportionately.

         (b) Upon any Change of Ownership under clause 7.4(a) the Total Commitments shall forthwith be reduced to zero.

7.8      APPLICATION OF PREPAYMENTS TO REPAYMENT INSTALMENTS
         ---------------------------------------------------

         Any amounts prepaid under clauses 7.3 and 7.4(b) or, after the end of the Revolving Period, clause 7.2, shall be applied in reducing the repayment instalments under clause 7.1 rateably.

8.       FEES AND EXPENSES
         -----------------

8.1      FEES
         ----

         The Borrower shall pay to the Agent whether or not any part of the Commitments is ever advanced:

         (a) on the earlier of (i) the date of the first Advance and (ii) the date falling five Banking Days after the date of this Agreement, for the account of the Joint Arrangers, an arrangement fee of an amount agreed between the Borrower and the Joint Arrangers in a letter dated the date hereof;

         (b) on the earlier of (i) the date of the first Advance and (ii) the date falling five Banking Days after the date of this Agreement, and on each anniversary of the date of this Agreement until all moneys owing under this Agreement have been paid in full, for the account of the Agent, an agency fee of an amount agreed between the Borrower and the Agent in a letter dated the date hereof; and


         (c) in arrears on each Quarter Day after the date of this Agreement and on the last day of the Revolving Period, for the account of each Bank, commitment commission computed from the date of this Agreement at the rate of 0.50 per cent. per annum on the daily undrawn and uncancelled amount of such Bank's Commitment.

8.2      EXPENSES
         --------

         The Borrower shall pay to the Agent on demand:

         (a) all reasonable expenses (including reasonable legal, printing and out-of-pocket expenses) incurred by the Agent, the Security Agent, the Security Agent Guarantor the Overdraft Bank and the Joint Arrangers in connection with the negotiation, preparation and execution of this Agreement and the Security Documents, the syndication of the Facilities, the preparation and distribution of the Information Memorandum and advertising in connection with this Agreement and of any amendment or extension of, or the granting of any waiver or consent under, this Agreement or the Security Documents together with interest at the rate referred to in clause 5.6 from the date of demand for payment of such expenses to the date of payment (as well after as before judgment); and

         (b) all expenses (including legal and out-of-pocket expenses) incurred by the Secured Parties or any of them in contemplation of, or otherwise in connection with, the enforcement or bona fide attempted enforcement of, or preservation or bona fide attempted preservation of any rights under, this Agreement and/or the Security Documents, including, without limitation, after the occurrence of a Default or if otherwise agreed with the Borrower, the fees and expenses of accountants or other experts incurred in relation to any investigation into the affairs of the Borrower or any member of the Group, or otherwise in respect of the moneys owing under this Agreement and/or the Security Documents, together with interest at the rate referred to in clause 5.6 from the date on which such expenses were incurred to the date of payment (as well after as before judgment).

8.3      VALUE ADDED TAX
         ---------------

         All fees and expenses payable pursuant to this clause 8 shall be paid together with an amount equal to any value added tax payable by the relevant Secured Party in respect of such fees and expenses.

8.4      STAMP AND OTHER DUTIES
         ----------------------

         The Borrower shall pay all stamp, documentary, registration or other similar duties or Taxes (including any such duties or Taxes payable by, or assessed on, any Secured Party) imposed on or in connection with this Agreement and/or the Security Documents or the Facilities (other than those imposed by reason of any assignment or novation by any
         Bank).

8.5      INDEMNITY
         ---------

         The Borrower shall indemnify the relevant Secured Party against any liability arising by reason of any delay or omission by the Borrower to pay such duties or Taxes under clause 8.4.

9.       PAYMENTS AND TAXES; ACCOUNTS AND CALCULATIONS
         ---------------------------------------------

9.1      NO SET-OFF OR COUNTERCLAIM; DISTRIBUTION TO THE BANKS
         -----------------------------------------------------

         All payments to be made by the Obligors under this Agreement and/or the Security Documents shall be made in full, without any set-off or counterclaim whatsoever and, subject as provided in clause 9.5, free and clear of any deductions or withholdings, in euros (except for costs, charges or expenses which shall be payable in the currency in which they are incurred) on the due date to the account of the Agent or the Overdraft Bank (as relevant) at such bank as the Agent or the Overdraft Bank (as relevant) may from time to time specify for this purpose. Save where the Security Deed otherwise provides or where this Agreement and/or the Security Documents provide for a payment to be made for the account of a particular Bank (including, without limitation, clauses 7.3, 8, 9.5, 15.1, 15.2, 16.1 and 16.2), in which case the Agent shall distribute the relevant payment to the Bank concerned, or for the account of the Agent (for its own account), the Joint Arrangers, the Security Agent or the Overdraft Bank payments to be made by any Obligor under this Agreement and/or the Security Documents shall be for the account of all the Banks and the Agent shall forthwith distribute such payments in like funds as are received by the Agent to the Banks rateably in accordance with their Commitments or Contributions, as the case may be.

9.2      PAYMENTS BY THE BANKS
         ---------------------

         All sums to be advanced by the Banks to the Borrower under this Agreement shall be remitted in euros on the relevant Drawdown Date to the account of the Agent at such bank as the Agent may have notified to the Banks and shall be paid by the Agent on such date in like funds as are received by the Agent to the account of the Borrower specified in the relevant Drawdown Notice.

9.3      NON-BANKING DAYS
         ----------------

         When any payment under this Agreement would otherwise be due on a day which is not a Banking Day, the due date for payment or the date of such reduction shall be postponed to the next following Banking Day unless such Banking Day falls in the next calendar month in which case payment shall be made on the immediately preceding Banking Day. If any date or day specifically referred to in this Agreement is not a Banking Day all references thereto shall be deemed to be to the immediately preceding Banking Day.

9.4      AGENT MAY ASSUME RECEIPT
         ------------------------

         Where any sum is to be paid under this Agreement to the Agent for the account of another person, the Agent may assume that the payment will be made when due and may (but shall not be obliged to) make such sum available to the person so entitled. If it proves to be the case that such payment was not made to the Agent, then the person to whom such sum was so made available shall on request refund such sum to the Agent together with interest thereon sufficient to compensate the Agent for the cost of making available such sum up to the date of such repayment and the person by whom such sum was payable shall indemnify the Agent for any and all loss or reasonable expense which the Agent may sustain or incur as a consequence of such sum not having been paid on its due date.

9.5      GROSSING-UP FOR TAXES
         ---------------------

         Subject to clause 9.6, at any time any Obligor is required to make any deduction or withholding in respect of Taxes from any payment due under this Agreement and/or the Security Documents for the account of any Secured Party (or if the Agent or the Security Agent is required to make any such deduction or withholding from a payment to any other Secured Party), the sum due from the relevant Obligor in respect of such payment shall, subject to the relevant Secured Party's compliance with clause 9.8(b), be increased to the extent necessary to ensure that, after the making of such deduction or withholding, each Secured Party receives on the due date for such payment (and retains, free from any liability in respect of such deduction or withholding) a net sum equal to the sum which it would have received had no such deduction or withholding been required to be made and the relevant Obligor shall indemnify each Secured Party against any losses or costs incurred by any of them by reason of any failure of such Obligor to make any such deduction or withholding or by reason of any increased payment not being made on the due date for such payment. The relevant Obligor shall promptly deliver to the Agent any receipts, certificates or other proof evidencing the amounts (if any) paid or payable in respect of any such deduction or withholding.

9.6      QUALIFYING BANKS
         ----------------

         If any Secured Party is not or ceases to be a Qualifying Bank then it shall promptly notify the relevant Obligor upon becoming aware of the same and the relevant Obligor shall not be obliged to pay such Secured Party under clause 9.5 any amount in excess of the amount it would have been obliged to pay if such Secured Party was or had not ceased to be a Qualifying Bank provided that this clause 9.6 shall not apply (and the relevant Obligor shall be obliged to comply with its obligations under clause 9.5) if after today's date there shall have been any change in, or in the interpretation or application of, any relevant law, directive, treaty (including, without limitation, any applicable double tax treaty) or regulation or practice of any applicable taxation authority and as a result thereof the relevant Secured Party ceases to be a Qualifying Bank or the relevant Obligor will be required to make deduction or withholding on account of tax irrespective of whether the recipient of the relevant payment is or is not a Qualifying Bank. Each Secured Party confirms to each of the Obligors that it is, as at the date of this Agreement, a Qualifying Bank.

9.7      CLAW-BACK OF TAX BENEFIT
         ------------------------

         If following any such deduction or withholding as is referred to in clause 9.5 any Secured Party shall receive or be granted a credit against or remission for any Taxes payable by it, the relevant Secured Party shall, subject to the relevant Obligor having made any increased payment in accordance with clause 9.5 and to the extent that the relevant Secured Party can do so without prejudicing the retention of the amount of such credit or remission and without prejudice to the right of the relevant Secured Party to obtain any other relief or allowance which may be available to it, reimburse the relevant Obligor with such amount as the relevant Secured Party shall in its absolute discretion certify to be the proportion of such credit or remission as will leave the relevant Secured Party (after such reimbursement) in no worse position than it would have been in had there been no such deduction or withholding from the payment by the relevant Obligor as aforesaid. Such reimbursement shall be made forthwith upon the relevant Security Party certifying that the amount of such credit or remission has been received by it. Nothing contained in this Agreement shall oblige any Secured Party to rearrange its tax affairs or to disclose any information regarding its tax affairs and computations. Without prejudice to the generality of the foregoing, the Obligors shall not, by virtue of this clause 9.7, be entitled to enquire about any Secured Party's tax affairs.

9.8      CERTIFICATION TO SECURE A TAX BENEFIT
         -------------------------------------

         If, in order to make any payment due under this Agreement and/or any Security Document to any Secured Party without deduction or withholding for or on account of Tax or to secure the benefit of any reduced rate of such deduction or withholding, any Obligor requires a direction from or the consent of a government or taxing authority:

         (a) the relevant Obligor agrees to use its reasonable endeavours to complete (accurately and in a manner reasonably satisfactory to such Secured Party), execute, arrange for any required certification of, and deliver to such Secured Party or such government or taxing authority as such Secured Party reasonably directs, any form or document reasonably required of it, and to provide such information that such Secured Party or such government or taxing authority may reasonably require or request in order to assist or enable such Secured Party to secure that such a direction or consent is given to the relevant Obligor in respect of any payment. Each Obligor shall perform its obligations under this sub-paragraph (a) promptly upon the earlier of:

               (i) being notified that the form, document or information is required or requested; and

              (ii) demand being made by such Secured Party or the relevant government or taxing authority, as the case may be;

         (b) each Secured Party agrees to use its reasonable endeavours to complete (accurately and in a manner reasonably satisfactory to the relevant Obligor), execute, arrange for any required certification of, and deliver to the relevant Obligor, or such government or taxing authority as the relevant Obligor may reasonably direct, any form or document reasonably required of it, and to provide such information that the relevant Obligor or such government or taxing authority may reasonably require or request in order to assist or enable the relevant Obligor to secure that such a direction or consent is given to the relevant Obligor in respect of any payment. The obligations of the Secured Parties under this sub-paragraph (b) shall be performed within 30 days of reasonable demand by the relevant Obligor.

9.9      BANK ACCOUNTS
         -------------

         Each Bank and the Overdraft Bank shall maintain, in accordance with its usual practices, an account or accounts evidencing the amounts from time to time lent by, owing to and paid to it under this Agreement. The Agent shall maintain a control account showing each Advance and other sums owing by the Borrower under this Agreement and all payments in respect thereof made by the Obligors from time to time. The control account for the Overdraft Facility shall be maintained by the Overdraft Bank. The control accounts shall, in the absence of manifest error, be conclusive as to the amount from time to time owing by the Borrower under this Agreement.

9.10     PARTIAL PAYMENTS
         ----------------

         If, on any date on which a payment is due to be made by any Obligor under this Agreement and/or the Security Documents, the amount received by the Agent from the relevant Obligor falls short of the total amount of the payment due to be made by the relevant Obligor on such date then, without prejudice to any rights or remedies available to the Secured Parties under this Agreement and/or the Security Documents, the Agent shall apply the amount actually received from the relevant Obligor in or towards discharge of the obligations of the Borrower under this Agreement in the following order, notwithstanding any appropriation made, or purported to be made, by the relevant Obligor:

         (a) firstly, in or towards payment, on a pro rata basis, of any unpaid fees, costs and expenses of the Agent under this Agreement and/or the Security Documents;

         (b) secondly, in or towards payment to the Joint Arrangers of any portion of the arrangement fee payable under clause 8.1(a) which remains unpaid, to the Agent of any portion of the agency fee payable under clause 8.1(b) which remains unpaid and to the Overdraft Bank of any portion of the Overdraft Bank fee payable under clause 8.1(d);

         (c) thirdly, in or towards payment to the Banks, on a pro rata basis, of any accrued commitment commission payable under clause 8.1(c) which shall have become due but remains unpaid;

         (d) fourthly, in or towards payment to the Banks, on a pro rata basis, of any accrued interest which shall have become due but remains unpaid;

         (e) fifthly, in or towards payment to the Banks, on a pro rata basis, of any principal which shall have become due but remains unpaid; and

         (f) sixthly, in or towards payment of any other sum which shall have become due but remains unpaid (and, if more than one such sum so remains unpaid, on a pro rata basis).

         The order of application set out in this clause 9.10(b)-9.10(f) shall be varied by the Agent if all Banks so direct, without any reference to, or consent or approval from, any of the Obligors.

9.11     CALCULATIONS
         ------------

         All interest and other payments of an annual nature under this Agreement shall accrue from day to day and be calculated on the basis of actual days elapsed and a 360 day year. In calculating the actual number of days elapsed in a period which is one of a series of consecutive periods with no interval between them or a period on the last day of which any payment falls to be made in respect of such period, the first day of such period shall be included but the last day excluded.

9.12     CERTIFICATES CONCLUSIVE
         -----------------------

         Any certificate or determination of the Agent or any Secured Party as to any rate of interest or any amount payable under this Agreement shall, in the absence of manifest error, be conclusive and binding on the Obligors and (in the case of a certificate or determination by the Agent) on the Secured Parties.

9.13     RECONVENTIONING
         ---------------

         After consultation between the Agent, the Borrower and the Banks and notwithstanding clause 19.11 the Agent (acting reasonably) shall be entitled to make such amendments to the provisions of this Agreement as it may determine to be necessary to conform them to market practices (whether as to the settlement or rounding of obligations, the calculation of interest or otherwise howsoever) then applicable to instruments denominated in euro.

         Any amendment so made to this Agreement by the Agent shall be promptly notified to the Banks and the Obligors by the Agent and shall be binding on all the Banks and the Obligors.

10.      GUARANTEE
         ---------

10.1     COVENANT TO PAY
         ---------------

         The Guarantors hereby irrevocably and unconditionally jointly and severally guarantee to each Secured Party the payment of all moneys now or hereafter due, owing or incurred by any member of the Group under or pursuant to the Finance Documents when the same become due whether by acceleration or otherwise.

10.2     GUARANTORS AS PRINCIPAL DEBTORS; INDEMNITY
         ------------------------------------------

         As a separate and independent stipulation, but subject always to the provisions of clause 10.1, the Guarantors jointly and severally agree that if any purported obligation or liability of any member of the Group which would have been the subject of this Guarantee had it been valid and enforceable is not or ceases to be valid or enforceable against such member of the Group on any ground whatsoever whether or not known to the Secured Parties, or any of them, (including, without limitation, any irregular exercise or absence of any corporate power or lack of authority of, or breach of duty by, any person purporting to act on behalf of such member of the Group or any legal or other limitation, or any disability or Incapacity or any change in the constitution of any relevant member of the Group) the Guarantors shall nevertheless be jointly and severally liable in respect of that purported obligation or liability as if the same were fully valid and enforceable and such Guarantor was the principal debtor in respect thereof. The Guarantors hereby irrevocably and unconditionally jointly and severally agree to indemnify and keep indemnified the Secured Parties against any loss or liability arising from any failure of any member of the Group to perform or discharge any such purported obligation or liability or from any invalidity or unenforceability of any of the same against any member of the Group.

10.3     NO SECURITY TAKEN BY GUARANTORS
         -------------------------------

         The Guarantors hereby jointly and severally warrant that they have not taken or received, and undertake that until all the Guaranteed Liabilities have been paid or discharged in full, they will not take or receive, the benefit of any security from any other Obligor or any other person in respect of their obligations under this Guarantee save as may be agreed by the Majority Banks.

10.4     INTEREST
         --------

         Each Guarantor agrees to pay interest on each amount demanded of it under this Guarantee from the date of such demand until payment (as well after as before judgment) at the rate specified in clause 5.6. Such interest shall be compounded at the end of each period determined for this purpose by the Agent in the event of it not being paid when demanded but without prejudice to the Security Agent's right to require payment of such interest.

10.5     CONTINUING SECURITY AND OTHER MATTERS
         -------------------------------------

         This Guarantee shall:

         (a) extend to the ultimate balance from time to time owing to the Secured Parties by the members of the Group and shall be a continuing guarantee, notwithstanding any settlement of account or other matter whatsoever;

         (b) be in addition to any present or future Collateral Instrument, right or remedy held by or available to the Secured Parties or any of them; and

         (c) not be in any way prejudiced or affected by the existence of any such Collateral Instrument, rights or remedies or by the same becoming wholly or in part void, voidable or unenforceable on any ground whatsoever or by the Secured Parties or any of them dealing with, exchanging, varying or failing to perfect or enforce any of the same or giving time for payment or indulgence or compounding with any other person liable.

10.6     NEW ACCOUNTS
         ------------

         If this Guarantee ceases to be continuing for any reason whatsoever each Secured Party may nevertheless continue any account of any member of the Group or open one or more new accounts and the liability of each Guarantor under this Guarantee shall not in any manner be reduced or affected by any subsequent transactions or receipts or payments into or out of any such account.

10.7     LIABILITY UNCONDITIONAL
         -----------------------

         The liability of each Guarantor shall not be affected nor shall this Guarantee be discharged or reduced by reason of:

         (a) the Incapacity or any change in the name, style or constitution of any Obligor or any other person liable; or

         (b) any of the Secured Parties granting any time, indulgence or concession to, or compounding with, discharging, releasing or varying the liability of any other Obligor or any other person liable or renewing, determining, varying or increasing any accommodation, Facilities or transaction or otherwise dealing with the same in any manner whatsoever or concurring in, accepting or varying any compromise, arrangement or settlement or omitting to claim or enforce payment from any Obligor or any other person liable; or

         (c) any act or omission which would not have discharged or affected the liability of such Guarantor had it been a principal debtor instead of a guarantor or by anything done or omitted which but for this provision might operate to exonerate such Guarantor.

10.8     COLLATERAL INSTRUMENTS
         ----------------------

         None of the Secured Parties shall be obliged to make any claim or demand on the Borrower or to resort to any Collateral Instrument or other means of payment now or hereafter held by or available to them or it before enforcing this Guarantee and no action taken or omitted by any of the Secured Parties in connection with any such Collateral Instrument or other means of payment shall discharge, reduce, prejudice or affect the liability of any Guarantor under this Guarantee nor shall any of the Secured Parties be obliged to apply any money or other property received or recovered in consequence of any enforcement or realisation of any such Collateral Instrument or other means of payment in reduction of the Guaranteed Liabilities.

10.9     WAIVER OF GUARANTORS' RIGHTS
         ----------------------------

         Until all the Guaranteed Liabilities have been paid, discharged or satisfied in full (and notwithstanding payment of a dividend in any liquidation or under any compromise or arrangement) each Guarantor agrees that, without the prior written consent of the Agent, it will not:

         (a) exercise its rights of subrogation, reimbursement and indemnity against any other Obligor or any other person liable; or

         (b) demand or accept any security to be executed in respect of any of its obligations under this Guarantee or any other Indebtedness now or hereafter due to such Guarantor from any other member of the Group or from any other person liable; or

         (c) take any step or enforce any right against any Obligor or any other person liable in respect of any Guaranteed Liabilities; or

         (d) exercise any right of set-off or counterclaim against any other Obligor or any other person liable or claim or prove or vote as a creditor in competition with any of the Secured Parties in the bankruptcy, liquidation, administration or other insolvency proceeding of any other Obligor or any other person liable or have the benefit of, or share in, any payment from or composition with, any other Obligor or any other person liable or any other Collateral Instrument now or hereafter held by any of the Secured Parties of the Guaranteed Liabilities or for the obligations or liabilities of any other person liable but so that, if so directed by the Agent, it will prove for the whole or any part of its claim in the liquidation of any other Obligor on terms that the benefit of such proof and of all money received by it in respect thereof shall immediately be transferred to an account to be designated by the Security Agent for the Secured Parties and applied in or towards discharge of the Guaranteed Liabilities in accordance with the Security Deed.

10.10    SUSPENSE ACCOUNTS
         -----------------

         Any money received in connection with this Guarantee (whether before or after any Incapacity of any Obligor) may be placed to the credit of a suspense account with a view to preserving the rights of the Secured Parties to prove for the whole of their respective claims against any Obligor or any other person liable or may be applied in or towards satisfaction of the Guaranteed Liabilities in accordance with the Security Deed.

10.11    SETTLEMENTS CONDITIONAL
         -----------------------

         Any release, discharge or settlement between any Guarantor and any of the Secured Parties shall be conditional upon no security, disposition or payment to any of the Secured Parties by any Obligor or any other person liable being void, set aside or ordered to be refunded pursuant to any enactment or law relating to bankruptcy, liquidation, administration or insolvency or for any other reason whatsoever and if such condition shall not be fulfilled the Secured Parties shall be entitled to enforce this Guarantee subsequently as if such release, discharge or settlement had not occurred and any such payment had not been made.

10.12    GUARANTORS TO DELIVER UP CERTAIN PROPERTY
         -----------------------------------------

         If, contrary to clauses 10.3 or 10.9, any Guarantor takes or receives the benefit of any security or receives or recovers any money or other property, such security, money or other property shall be held on trust for the Secured Parties and shall be delivered to the Security Agent on demand.

10.13    RETENTION OF THIS GUARANTEE
         ---------------------------

         The Secured Parties shall be entitled to retain this Guarantee after as well as before the payment or discharge of all the Guaranteed Liabilities for such period as the Agent may reasonably determine.

10.14    CHANGES IN CONSTITUTION OR REORGANISATIONS OF SECURED PARTIES
         -------------------------------------------------------------

         For the avoidance of doubt and without prejudice to the provisions of clause 19, this Guarantee shall remain binding on each Guarantor notwithstanding any change in the constitution of the Secured Parties or any of them or their or its absorption in, or amalgamation with or the acquisition of all or part of their or its undertaking or assets by, any other person, or any reconstruction or reorganisation of any kind, to the intent that this Guarantee shall remain valid and effective in all respects in favour of the Security Agent, and any successor or additional Security Agent appointed pursuant to the Security Deed for the benefit of each Secured Party in the same manner as if such successor or additional Security Agent had been named in this guarantee as a party instead of, or in addition to the Security Agent.

10.15    OTHER GUARANTORS
         ----------------

         Each Guarantor agrees to be bound by this Guarantee notwithstanding that any other person intended to execute or to be bound by any other guarantee or assurance under or pursuant to this Agreement may not do so or may not be effectually bound and notwithstanding that such other guarantee or assurance may be determined or be or become invalid or unenforceable against any other person, whether or not the deficiency is known to the Secured Parties or any of them.

10.16    ACCEDING GUARANTORS
         -------------------

         (a) To the extent legally possible, the Borrower shall procure that each Material Subsidiary of the Borrower (other than the Original Guarantors) become an Acceding Guarantor either (i) in the case of a company which is a member of the Group as at the date of this Agreement within 30 days of it ceasing to be an Immaterial Subsidiary or (ii) in any other case within 30 days of it becoming a Subsidiary of the Borrower by delivering to the Agent a Guarantor's Deed of Accession duly executed by such Subsidiary and the Borrower.

         (b) The Borrower shall procure that, at the same time as a Guarantor's Deed of Accession is delivered to the Agent, there is delivered to the Agent all the documents and evidence listed in schedule 9, part B in respect of the relevant Subsidiary in each case in form and substance satisfactory to the Agent acting reasonably.

         (c) Delivery of a Guarantor's Deed of Accession duly executed by an Acceding Guarantor and the Borrower constitutes confirmation by the relevant Acceding Guarantor (with respect to itself only) that the representations and warranties set out in clauses 11.1(a) to (e) inclusive and 11.2(a), (b), (c), (g) and (h) to be made by it on the date of the Guarantor's Deed of Accession in accordance with clause 11.4 are correct as if made by it with reference to the facts and circumstances then existing.

         (d) To the extent legally possible in any Relevant Jurisdiction, each Acceding Guarantor, before entering into such a Guarantor's Deed of Accession, shall comply with all relevant legislation in its country of incorporation, to the satisfaction of the Agent, to ensure that the proposed guarantee to be given is in compliance with any relevant provisions of such legislation and to ensure that the proposed guarantee to be given is to be legal valid and binding on the proposed Acceding Guarantor.

         (e) Each Secured Party irrevocably authorises the Security Agent to countersign each Guarantor's Deed of Accession on its behalf without any further consent of, or consultation with, any of the other Secured Parties.

         (f) Each of the other Obligors irrevocably authorises the Borrower to countersign each Guarantor's Deed of Accession on its behalf without any further consent of or consultation with, any of the other Obligors.

11.      REPRESENTATIONS AND WARRANTIES
         ------------------------------

11.1     REPEATED REPRESENTATIONS AND WARRANTIES
         ---------------------------------------

         Each Obligor in respect of itself and its Material Subsidiaries represents and warrants to each of the Secured Parties that:

         (a)   DUE INCORPORATION
               -----------------

               all of the members of the Group are duly incorporated and validly existing under the laws of the respective countries of their incorporation as limited liability companies and have power to carry on their respective businesses as they are now being conducted and to own their respective property and other assets;

         (b)   POWER TO BORROW ETC.
               --------------------

               each Obligor has power to execute, deliver and perform its obligations under this Agreement and the Security Documents to which it is a party and, in the case of the Borrower, to borrow the Commitments; all necessary corporate, shareholder and other action has been taken to authorise the execution, delivery and performance of the same and no limitation on the powers of the Borrower to borrow or on the powers of any Guarantor to give guarantees will be exceeded as a result of borrowings under this Agreement or as a result of the giving of the Guarantee;

         (c)   BINDING OBLIGATIONS
               -------------------

               this Agreement constitutes and the Security Documents to which it is a party, when executed and delivered by the relevant Obligor will constitute, valid and legally binding obligations of such Obligor enforceable in accordance with their respective terms subject to the qualifications contained in the legal opinions referred to in schedule 3 and mandatory provisions of law affecting creditors rights generally;

         (d)   NO CONFLICT WITH OTHER OBLIGATIONS
               ----------------------------------

               the execution and delivery of, the performance of its obligations under, and compliance with the provisions of, this Agreement and the Security Documents to which it is a party by the Obligors will not (i) contravene any existing applicable law, statute, rule or regulation or any judgment, decree or permit to which any Obligor is subject, (ii) conflict with, or result in any breach of any of the terms of, or constitute a default under, any agreement or other instrument to which any Obligor is a party or is subject or by which it or any of its property is bound, (iii) contravene or conflict with any provision of any Obligor's constitutive documents, (iv) breach in any material respect any term of the Necessary Authorisations or (v) save for the

               Encumbrances granted to the Secured Parties pursuant to the Security Documents, result in the creation or imposition of or oblige any member of the Group to create any Encumbrance (other than a Permitted Encumbrance) on any member of the Group's undertakings, assets, rights or revenues;

         (e)   NO LITIGATION
               -------------

               no litigation, arbitration or administrative proceeding is taking place, pending or, to the knowledge of the officers of any Obligor, threatened against any member of the Group in which there is a reasonable likelihood of an adverse determination, if adversely determined would or is reasonably likely to have a Material Adverse Effect;

         (f)   FINANCIAL STATEMENTS CORRECT AND COMPLETE:
               ------------------------------------------

               (i) the audited consolidated financial statements of the Shareholder and its Subsidiaries in respect of the financial year ended on 31st December 1997 as delivered to the Agent have been prepared in accordance with GAAP which principles have been consistently applied and present fairly and accurately the consolidated financial position of the Shareholder and its Subsidiaries as at such date and the consolidated results of the operations of the Shareholder and its Subsidiaries respectively for the financial year ended on such date and, as at such date, no member of the Group had any liabilities (contingent or otherwise other than liabilities payable to the Shareholder representing the on-lending of the proceeds of the NUON Facility) which are significant in the context of the Group (taken as a whole) or any losses which are not disclosed by, or reserved against or provided for in, such financial statements;

              (ii) the unaudited Quarterly Management Accounts for the Shareholder and its Subsidiaries in respect of the Quarterly Period ended 31st December 1998 as delivered to the Agent have been prepared in accordance with GAAP (other than year end adjustments and absence of footnotes) which principles have been consistently applied and present fairly and accurately the results of the operations of the Group for such Quarterly Period as at such date; and

             (iii) the combined financial projections for the Group for the financial years ending 1999 to 2008 inclusive, the operating statistics projections for such financial years and the Management Base Case have been prepared based upon historical financial information and upon the assumptions set forth therein, which assumptions were reasonable when made in light of current and reasonably foreseeable business conditions and are reasonable on the date hereof.

11.2     FURTHER REPRESENTATIONS AND WARRANTIES
         --------------------------------------

         Each Obligor in respect of itself and its Material Subsidiaries further represents and warrants to each of the Secured Parties that as at the date of this Agreement, or, in the clause of 11.2(i) only, as at the date of the Information Memorandum:

         (a)   NO FILINGS REQUIRED
               -------------------

               save for the filings, registrations and notarisations referred to in the legal opinions referred to in schedule 3, it is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of this Agreement or the Security Documents that any of them or any other instrument be notarised, filed, recorded, registered or enrolled in any court, public office or elsewhere in any Relevant Jurisdiction or that any stamp, registration or similar tax or charge be paid in any Relevant Jurisdiction on or in relation to this Agreement or any of the Security Documents and this Agreement and the Security Documents are in proper form for their enforcement in the courts of any Relevant Jurisdiction;

         (b)   CHOICE OF LAW
               -------------

               the choice by the Obligors of English law to govern this Agreement and the submission by the Obligors to the non-exclusive jurisdiction of the High Court of Justice in England are valid and binding;

         (c)   TITLE TO ASSETS
               ---------------

               each Obligor is the legal and/or beneficial owner of and has a good and marketable interest in its material assets free and clear of any Encumbrance other than Permitted Encumbrances;

         (d)  INTELLECTUAL PROPERTY RIGHTS:
              ----------------------------

              (i) the Intellectual Property Rights owned by or licensed to each member of the Group are free from any Encumbrance (save for those created or to be created by or pursuant to the Security Documents, those arising by, through or under the terms on which any such Intellectual Property Rights are licensed to the relevant member of the Group and Permitted Encumbrances) and any other rights or interests in favour of third parties;

             (ii) the Intellectual Property Rights owned by or licensed to each member of the Group are all the Intellectual Property Rights required by them in order to carry on, maintain and operate in all material respects their respective businesses, properties and assets and no member of the Group in carrying on its business, to its knowledge, infringes any Intellectual Property Rights of any third party where any action taken by such third party in respect of any such infringement would or is reasonably likely to have a Material Adverse Effect; and

            (iii) to the knowledge of the Obligor, no Intellectual Property Rights owned by any member of the Group are being infringed, nor is there any threatened infringement of any such Intellectual Property Rights which, in either case would or is reasonably likely to have a Material Adverse Effect;

         (e)   COPYRIGHT MATTERS
               -----------------
               each member of the Group has obtained all consents and taken all other action required in connection with the secondary transmission by it of any broadcast television signals (other than where failure to do so would or is reasonably likely to have a Material Adverse Effect) and no member of the Group has any knowledge, nor is it aware of any claim, that it is or may be liable to any person for any copyright infringement of any nature whatsoever as a result of the operation of its business which liability would or is reasonably likely to have a Material Adverse Effect;

         (f)   NECESSARY AUTHORISATIONS
               ------------------------

               each member of the Group has secured all the Necessary Authorisations, all such Necessary Authorisations are in full force and effect and each member of the Group is in compliance in all material respects with all provisions thereof. To the best of its knowledge and belief after due enquiry, none of the Necessary Authorisations are the subject of any pending or threatened in writing attack or revocation;

         (g)   CONSENTS OBTAINED
               -----------------

               every   consent,   authorisation,   licence  or  approval  of  or
               registration with or declaration to, governmental or public bodies or authorities of courts (other than Necessary Authorisations) required by each member of the Group to authorise, or required by any member of the Group in connection with, the execution, delivery, validity, enforceability or admissibility in evidence of this Agreement and the Security
               Documents to which it is a party or the performance by each member of the Group of their respective obligations under this Agreement and the Security Documents to which they are a party has been obtained or made and is in full force and effect and there has been no material default in the observance of the conditions or restrictions (if any) imposed in, or in connection with, any of the same;

         (h)   NO WITHHOLDING TAXES
               --------------------

               (assuming the correctness of the confirmation set out in clause 9.6) under the law and practice at the date of this Agreement no Taxes are imposed by withholding or otherwise on any payment to be made to or for the account of any Finance Party by any member of the Group under this Agreement or any Security Document or are imposed on or by virtue of the execution or delivery by any member of the Group of this Agreement or any Security Document to which it is a party or any document or instrument to be executed or delivered under this Agreement or any such Security Document;

         (i)   INFORMATION MEMORANDUM
               ----------------------

               to the best of the Borrower's knowledge and belief after due enquiry, as at the date of the Information Memorandum the factual information relating to the Group and the Shareholder contained in the Information Memorandum is true and accurate in all material respects and not misleading in any material respect and the Information Memorandum does not omit any material facts; as at the date of the Information Memorandum all reasonable enquiries have been made by the Borrower to verify the facts and statements relating to the Group and the Shareholder contained therein as at the date of the Information Memorandum; all opinions, projections and forecasts contained therein and the assumptions on which such opinions, projections and forecasts were based on and arrived at after due and careful consideration and enquiry and have been prepared by the Borrower on the basis of assumptions which the Borrower believed were reasonable as of the date of such projections in the light of current and reasonably foreseeable business conditions; there are no material facts or circumstances which have not been disclosed to the Joint Arrangers prior to the date hereof the omission of which could make any factual information contained in the Information Memorandum inaccurate or misleading in any material respect as at the date of the Information Memorandum or any of the opinions, projections and forecasts contained in the Information Memorandum (and the assumptions on which such opinions, projections and forecasts were made) misleading in any material respect at the date of the Information Memorandum. Notwithstanding the above, no warranty or representation is made in respect of (i) any information, facts, statements, opinions, projections, forecasts, demographic statistics or circumstances relating to the cable, media, telecommunications and data services industry as a whole, and (ii) any person other than any member of the Group and the Shareholder;

         (j)   ENVIRONMENTAL MATTERS
               ---------------------

               (i) each member of the Group complies, in all respects, with all requirements of Environmental Laws where failure to do so has or is reasonably likely to have a Material Adverse Effect; and

              (ii) after due enquiry, no Environmental Claim is, to the knowledge of any member of the Group, pending, threatened or existing, as at the date of this Agreement, which has or is reasonably likely to have a Material Adverse Effect;

         (k)   YEAR 2000 ISSUE
               ---------------

               there is an ongoing review of the effect of the Year 2000 Issue on the computer software, hardware and firmware systems and equipment containing embedded microchips owned or operated by or for each member of the Group or used or relied upon in the conduct of the business of each member of the Group (including systems and equipment supplied by others or with which such computer systems of such member of the Group interface). The costs to the Group of any reprogramming required in respect of the systems and equipment owned or operated by any member of the Group as a result of the Year 2000 Issue to permit the proper functioning of, and the proper processing of data by such systems and equipment, and the testing of such reprogramming, and of the reasonably foreseeable consequences of the Year 2000 Issue to the Group (including reprogramming errors and the failure of systems or equipment supplied by others) are not expected to result in an Event of Default or to have a Material Adverse Effect;

         (l)   SHARES
               ------

               all shares issued by each member of the Group have been validly allotted;

         (m)   WORKS COUNCILS
               --------------

               if any works council has been instituted by an Obligor, all action has been taken by or in relation to such works council necessary to authorise the performance by the Obligors of their respective obligations under this Agreement and the Security Documents;

         (n)   DORMANT COMPANIES
               -----------------

               each member of the Group which is not a Guarantor is an Immaterial Subsidiary; and

         (o)   NO DEFAULT
               ----------

               no other Default has occurred and is continuing.

11.3     FIRST ADVANCE REPRESENTATIONS AND WARRANTIES
         --------------------------------------------

         Each Obligor in respect of itself and its Material Subsidiaries which are members of the Group further represents and warrants to each of the Secured Parties that:

         (a)   PRINCIPAL AGREEMENTS:
               --------------------

               (i) the Principal Agreements which have been entered into on or prior to the date of this Agreement are in full force and effect; and

              (ii)  to the best of its  knowledge  and belief after due enquiry,
                    (1) no party is in breach of any material term thereof; (2) there is no material dispute subsisting between the parties thereto and (3) no written amendments have been made thereto;

          (b)  TELECOMMUNICATIONS AND CABLE LAWS
               ---------------------------------

               to the best of its knowledge and belief after due enquiry, each member of the Group is in compliance in all material respects with all Telecommunications and Cable Laws applicable to it but excluding, for these purposes only, breaches of Telecommunications and Cable Laws which have been expressly waived by the relevant regulatory authority;

         (c)   NO MATERIAL ADVERSE CHANGE
               --------------------------

               there has been no material adverse change in the consolidated financial position of the Group from that set forth in the financial statements referred to in clause 11.1(f)(i) and (ii); and

         (d)   CONTRACTUAL COMMITMENTS
               -----------------------

               since the unaudited consolidated accounts of the Group for the year ended 31st December 1998, no dividends (in cash or specie) of the Borrower or any other rights or benefits have been declared, made or paid by the Borrower and no member of the Group has entered into any contractual commitments of a material nature, (other than (i) the Principal Agreements, (ii) for the purpose of the Project, or (iii) contractual commitments constituting Permitted Borrowings or Permitted Encumbrances).

11.4     REPETITION
         ----------

         The representations and warranties in (i) clause 11.1 (so that (a) the representation and warranty in clause 11.1 (f)(i) shall for this purpose refer to the then latest audited consolidated financial statements of each of UTH and its Subsidiaries and commencing with the financial year ending 31st December, 1999, the Group verified by the auditors to each of UTH and its Subsidiaries and the Group and delivered to the Agent under clause 12.1, (b) the representation and warranty in clause 11.1 (f)(ii) shall for this purpose refer to the then latest Quarterly Management Accounts delivered to the Agent under clause 12.1, (c) the representation and warranty contained in clause
         11.1 (f)(iii) shall for this purpose refer to the then latest combined financial projections of the Group and the then latest operating statistics projections and shall not include a representation or warranty as to the Management Base Case) shall be deemed to be repeated by the Obligors on and as of each Drawdown Date and each Interest Payment Date, (ii) clause 11.2 shall be deemed to be repeated by the Obligors on and as of each Drawdown Date if, taking into account any repayment made on such Drawdown Date, the Loan increases as if made with reference to the facts and circumstances existing on each such date. In the case of an Obligor which becomes a party to this Agreement after the date hereof the representations and warranties in clause 11.1 (amended as set out above) and clause 11.2 (where applicable, in respect of itself only), shall be deemed to be made by that Obligor on the date that it executes a Guarantor's Deed of Accession as if made with reference to the facts and circumstances existing on such day.

12.      UNDERTAKINGS
         ------------

12.1     POSITIVE COVENANTS
         ------------------

         Each Obligor in respect of itself and its Material Subsidiaries undertakes with each of the Secured Parties that, from the date of this Agreement and so long as any moneys are owing under this Agreement or remain available for drawing by the Borrower, it will:

         (a)   NOTICE OF DEFAULT ETC.
               ----------------------

               procure that the Agent is promptly informed of (i) any Default and any potential breach of any of the undertakings set out in clause 12 or 13 forthwith upon becoming aware thereof and will from time to time, if so requested by the Agent, confirm to the Agent in writing that, save as otherwise stated in such confirmation, no Default has occurred and is continuing, (ii) any lapse, suspension or termination of or refusal by any person to renew or extend any Necessary Authorisation of which it becomes aware or any breach of any Necessary Authorisation where in the case of a Necessary Authorisation from any person other than a governmental or regulatory authority, any such lapse, suspension, termination, refusal or breach would or is reasonably likely to have a Material Adverse Effect, (iii) (to the extent known to any member of the Group) the commencement of all proceedings and investigations by or before any governmental body and all actions and proceedings in any court or before any arbitrator where any such proceedings, investigations or actions would, if adversely determined, have a Material Adverse Effect, (iv) any application of which it becomes aware for any other licence or franchise agreement by means of cable television systems (including satellite master antennae television systems and multi-point microwave distributions systems) with respect to the territory covered by the Registrations where any such application, if successful, would or is reasonably likely to have a Material Adverse Effect, (v) any material dispute under any Principal Agreement and (vi) any breach of any Telecommunications and Cable Laws by any member of the Group which would or is reasonably likely to have a Material Adverse Effect;

         (b)   CONSENTS AND LICENCES
               ---------------------

               without prejudice to clauses 3 and 11.1, ensure that all action required to be taken by or in relation to any works council in relation to the Finance Documents is taken promptly and, for the avoidance of doubt, excluding such consents, licences and registrations required for the construction, installation and operation of the Cable Systems, obtain or cause to be obtained, maintain in full force and effect and comply in all material respects with the conditions and restrictions (if any) imposed in, or in connection with, every consent, authorisation, licence, registration or approval of governmental or public bodies or authorities or courts and do, or cause to be done, all other acts and things which may from time to time be necessary under applicable law for the continued due performance of all its obligations under this Agreement and the Security Documents;

         (c)   USE OF PROCEEDS
               ---------------

               use the proceeds of drawings under this Agreement exclusively for the purposes specified in clause 1.1;

         (d)   PARI PASSU
               ----------

               ensure that its obligations under this Agreement shall, without prejudice to the provisions of clause 12.2 or to the security intended to be created pursuant to the Security Documents, at all times rank at least pan passu with all its other present and future unsecured and unsubordinated Indebtedness with the exception of any obligations which are mandatorily preferred by law and not by contract;

         (e)   BUSINESS
               --------

               engage solely in the Project and/or in the business of acting as the holding company of its Subsidiaries (which shall include the raising of Permitted Borrowings and the on-lending of such Borrowed Money to its Subsidiaries in accordance with the provisions of this Agreement and the entry into of hedging arrangements on behalf of its Subsidiaries);

         (f)   FINANCIAL STATEMENTS
               --------------------

               prepare:

               (i)  annual audited:

                              (A)  consolidated   financial  statements  of  UTH
                         and its Subsidiaries; and

                              (B) commencing with the financial year ending 31st December, 1999, consolidated financial state-ments of the Group,

                    each in accordance with GAAP and cause such financial statements to be reported on by its auditors and deliver to the Agent sufficient copies of the same for distribution to all of the Banks as soon as practicable but not later than 120 days after the end of the financial year to which they relate; and

               (ii) semi-annual unaudited  consolidated  financial statements of the Group (on the same basis as that used for the annual financial statements referred to in (i) above) and deliver to the Agent sufficient copies of the same for distribution to all of the Banks as soon as practicable but not later than 60 days after the end of the Six Month Period to which they relate.

               Each set of consolidated financial information or financial statements of the Group delivered pursuant to this clause 12.1(f) shall be accompanied by a calculation in reasonable detail of Consolidated EBITDA for the Group;

         (g)   QUARTERLY MANAGEMENT ACCOUNTS
               -----------------------------

               in respect of each Quarterly Period commencing with the Quarterly Period ending 30th December 1998, prepare unaudited consolidated Quarterly Management Accounts for the Group and deliver a copy of the same to the Agent for distribution to all of the Banks as soon as practicable but not later than 60 days after the Quarterly Period to which they relate;

         (h)   MONTHLY INFORMATION
               -------------------

               in respect of each calendar month commencing with March 1999, prepare consolidated Monthly Information for the Group and deliver a copy of the same to the Agent for distribution to all the Banks as soon as practicable but not later than 30 days after the month to which they relate.

         (i)   DELIVERY OF REPORTS
               -------------------

               deliver to the Agent, for distribution to the Banks, in each case at the time of issue thereof or (in the case of the Compliance Certificates referred to in (ii) below) together with the audited financial statements prepared in respect of each financial year (in the case of a Compliance Certificate from the auditors of the Group) or Quarterly Management Accounts prepared in respect of each Quarterly Period (in the case of a Compliance Certificate from an Authorised Officer) delivered pursuant to clause 12.1(g) in respect of the financial period to which such Compliance Certificate relates:

               (i) every material document issued by the Borrower or any of its Subsidiaries to its creditors generally;

              (ii) a Compliance Certificate from the auditors of the Group in respect of each financial year and an Authorised Officer of the Borrower in respect of each Quarterly Period;

             (iii) an Annual Budget for each financial year for the Group no later than the last day of the preceding financial year; and

              (iv) no later than 30th June in each year, revised financial projections and revised operating statistics projections in relation to the Group containing information of a substantially similar type and to a substantially similar level of detail as the base case financial projections and operating statistics projections contained in the Management Base Case, such projections to extend to at least the 31st December 2008 and to contain details of the assumptions on the basis of which such projections have been prepared and an explanation of any discrepancies from the most recently delivered financial projections and projections for operating statistics delivered under this sub-paragraph
                    (i)(iv) (or, in the case of the first such financial projections, from the base case financial projections or operating statistics projections (as the case may be) contained in the Management Base Case)

         (j)   CHANGE IN BASIS OF ACCOUNTS
               ---------------------------

               (in the case of the Borrower) ensure that all financial statements delivered under clause 12.1(f) are prepared in accordance with GAAP and in accordance with the accounting principles and practices used in the preparation of the financial statements referred to in clause 11.1(g) and the 1999 Budget (the "ORIGINAL Basis") consistently applied in respect of each financial year unless to do so would be inconsistent with then current GAAP (the "NEW BASIS"). If the preparation of financial statements on the Original Basis is contrary to the New Basis then the Borrower shall promptly notify the Agent in writing of the relevant change and (at the option of the Borrower) shall either (1) prepare and deliver to the Agent audited financial statements on both the Original Basis and the New Basis (or shall prepare and deliver financial statements on the New Basis only but shall also prepare and deliver an audited reconciliation statement (a "RECONCILIATION STATEMENT") showing those adjustments necessary in order to reconcile the financial statements produced on the New Basis to the Original Basis) or
               (2) request the Agent to enter into good faith negotiations for such amendments (if any) as are necessary to the covenants contained in clause 13.1 and any other provisions of this Agreement affected by such change, in which event the Agent will enter into such negotiations for a period of not more than 28 days. If agreement is reached between the Borrower and the Agent (acting on the instructions of the Majority Banks) within such period as to the amendment of any such covenants or provisions, then the parties hereto will enter into such documentation and take such other steps as are required to put such amendments into effect following which the Borrower shall then be obliged to produce financial statements on the New Basis only. If no such agreement is reached then the Borrower shall be obliged to prepare and deliver financial statements on both the Original Basis and the New Basis (or shall prepare and deliver audited financial statements on the New Basis accompanied by a Reconciliation Statement).

               Where the Borrower is under an obligation to deliver financial statements under clause 12.1(f) on both the Original Basis and the New Basis (or on the New Basis but accompanied by a Reconciliation Statement), Monthly Information and Quarterly Management Accounts shall also be delivered on both bases or on the New Basis but accompanied by a Reconciliation Statement.

               All financial statements, Quarterly Management Accounts, Monthly Information and Reconciliation Statements delivered pursuant to this clause 12.1 (j) shall be delivered within the relevant time period set out in clause 12.1.

               The provisions of this clause 12.1 (j) shall also apply, mutatis mutandis, to the preparation and delivery of the Annual Budget under clause 12.1 (i)(iii) and the revised financial projections under clause 12.1 (i)(iv).

         (k)   FINANCIAL YEAR END
               ------------------

               maintain a financial year end of 31 December for each member of the Group save with the prior written consent of the Majority Banks;

         (l)   AUTHORISED OFFICERS
               -------------------

               ensure that any new or replacement Authorised Officer has provided the Agent with evidence satisfactory to it of such new officer(s)' authority and a specimen of his or their signature(s) prior to signing any Compliance Certificates, Drawdown Notices, or any other notices, requests or confirmations referred to in this Agreement or relating to the Facilities;

         (m)   AUDITORS
               --------

               ensure that Arthur Andersen & Co. is appointed as auditor of the Borrower and each of its Subsidiaries and not change such appointment without appointing a major accounting firm of recognised international standing and repute;

         (n)   PROVISION OF FURTHER INFORMATION
               --------------------------------

               provide the Agent with a copy of (i) each Principal Agreement entered into after the date of this Agreement and (ii) any material report, notice or other communication relating to or alteration of the Principal Agreements, the Necessary Authorisations and such financial and other information concerning each member of the Group and their respective affairs as the Agent or any Bank (acting through the Agent) may from time to time reasonably request;

         (o)   INSURANCE
               ---------
               maintain insurance cover of a type and level which a prudent company in the same business would effect;

         (p)   INSPECTION
               ----------

               if required by the Agent (acting on the instructions of the Majority Banks), at any time whilst a Default is continuing, permit, to the extent it is able to do so, representatives of the Agent or any of the Banks upon reasonable prior written notice to the Borrower or its relevant Subsidiary, after having made arrangements with the Borrower so to do and after entering into a confidentiality undertaking if reasonably required by the Borrower (a) visit and inspect the properties of any member of the Group during normal business hours, (b) inspect and make extracts from and copies of its books and records other than records which the relevant member of the Group is prohibited by law from disclosing to the Agent and/or any relevant Bank and (c) discuss with its principal officers and auditors its business, assets, liabilities, financial position, results of operations and business prospects provided that any such discussion with the auditors shall only be on the basis of the audited accounts of the Group and Compliance Certificates issued by the auditors;

         (q)   COMPLIANCE WITH LAWS AND REGULATIONS
               ------------------------------------

               comply with the terms and conditions of all laws (including Telecommunications and Cable Laws and the Necessary Authorisations), regulations, agreements, licences and concessions including, without limitation, all Environmental Laws and all Environmental Licences if the failure to comply therewith, would or is reasonably likely, in the opinion of the Agent acting reasonably, to have a Material Adverse Effect;

         (r)   TAXES
               -----

               file or cause to be filed all tax returns required to be filed in all jurisdictions in which it is situated or carries on business or is otherwise subject to Taxation and will pay all Taxes shown to be due and payable on such returns or any assessments made against it within the period stipulated for such payment (other than those being contested in good faith);

         (s)   COST CAPITALISATION POLICY
               --------------------------

               maintain a cost capitalisation policy consistent with the cost capitalisation policy used in the preparation of the financial statements referred to in clause 11.1 (f)(i) or such other cost capitalisation policy as may be approved by the Agent (acting on the instructions of the Majority Banks) and the Borrower, after consultation with its auditors, from time to time;

         (t)   AGREED HEDGING PROGRAMME
               ------------------------

               as from the date falling 60 days after the date of this Agreement maintain interest rate protection arrangements with a Bank in respect of 50 per cent. of the Loan. Any such interest rate protection arrangements shall be for an initial period of at least 3 years and interest rate protection arrangement in respect of 50 per cent. of the Loan must extend for a period of at least one year at all times;

         (u)   REGISTRATIONS AND NECESSARY AUTHORISATIONS
               ------------------------------------------

               obtain or cause to be obtained, every consent, authorisation, licence or approval of or registration with or declaration to, governmental or public bodies or authorities or courts in any Relevant Jurisdiction necessary for the construction, installation or operation of the Cable Systems (including, without limitation, the Necessary Authorisations) and (A) ensure that none of the same (to the extent that it is required to enable any member of the Group to carry on its business) is revoked, cancelled, suspended, withdrawn, terminated, expires and is not renewed or otherwise ceases to be in full force and effect without a new one having first been put in place with a member of the Group on substantially identical terms, on terms more beneficial to the Group or on terms then required by the relevant governmental or public body or authority or court in the Relevant Jurisdiction and (B) ensure that none of the same is modified in any respect (other than modifications of the same so that following such modification the same is on terms more beneficial to the Group or required by the relevant governmental or public body or authority or court in the Relevant Jurisdiction) and that no member of the Group commits any default in the observance of the conditions or restrictions (if any) imposed in, or in connection with, any of the same which, in the case of any of the events listed in this subparagraph (B), in the reasonable opinion of the Majority Banks, would or is reasonably likely to have a Material Adverse Effect;

         (v)   CHARGED ACCOUNTS
               ----------------

               promptly pay, or cause to be paid, the monies received or to be received constituting the Earnings into the Charged Accounts;

         (w)   SUBORDINATION OF LOANS FROM SUBORDINATED CREDITOR
               -------------------------------------------------

               procure that prior to any Relevant Person making any Borrowed Money (other than Permitted Payments) available to any member of the Group, such Relevant Person shall enter into a Subordination Deed on terms and conditions satisfactory to the Agent and a Security Provider's Deed of Accession and provides the Agent with such documents and evidence as it may reasonably require as to the power and authority of the Relevant Person to enter into such Subordination Deed and Security Provider's Deed of Accession and that the same constitute valid and legally binding obligations of such Relevant Person enforceable in accordance with their terms subject to substantially similar qualifications to those made in the legal opinions referred to in schedule 3;

         (x)   MORTGAGE DEED
               -------------

               enter into a Mortgage Deed, on terms and conditions satisfactory to the Agent, in respect of any individual immoveable asset which has a book value or purchase price in excess of euro5,000,000 (other than a Headend) acquired after the date of this Agreement and provide the Agent with such documents and evidence as it may reasonably require as to the power and authority of the relevant member of the Charging Group to enter into such Mortgage Deed and that the same constitute valid and legally binding obligations of such member of the Charging Group and ensure that the aggregate book value or purchase price of all assets which are properly not the subject of a Mortgage Deed or a Moveables Pledge does not exceed eurol2,500,000 (in aggregate); and

         (y)   UPC FUNDING UNDERTAKING
               -----------------------

               in the case of the Borrower only, if in respect of any Quarterly Period falling during 1999 and 2000 the actual financial performance of the Group indicates that the Borrower will not be able to fund its operating or capital expenditure requirements for the relevant Quarterly Period through the results of its operations, Advances, Utilisations or otherwise, make demand on UPC to fund the shortfall prior to the end of the relevant Quarterly Period by making the Additional Subordinated Shareholder Loan and to borrow any such Additional Shareholder Loan.

12.2     NEGATIVE COVENANTS
         ------------------

         Each Obligor in respect of itself and its Material Subsidiaries undertakes with each of the Secured Parties that, from the date of this Agreement and so long as any moneys are owing under this Agreement or remain available for drawing by the Borrower, without the prior written consent of the Agent acting on the instructions of the Majority Banks:

         (a)   NEGATIVE PLEDGE
               ---------------

               save for Encumbrances created by the Security Documents, it will not permit any Encumbrance (other than the Permitted Encumbrances) by any member of the Group to subsist, arise or be created or extended over all or any part of their respective present or future undertakings, assets, rights or revenues to secure or prefer any present or future Indebtedness of any member of the Group or any other person;

         (b)   NO MERGER

               it will not merge or consolidate with any other company or person and it will procure that no member of the Group merges or consolidates with any other company or person save for mergers between any members of the Group with any or all of the other members of the Group ("ORIGINAL ENTITIES") into one or more entities (each a "MERGED ENTITY") provided that:

               (i) reasonable details of the proposed merger in order to demonstrate satisfaction with paragraphs (ii) to (v) below are provided to the Agent at least 10 days before the merger is to be entered into;

              (ii) such Merged Entity is a member of the Group and is liable for the obligations of the relevant Original Entities (including the obligations under this Agreement and the Security Documents) which remain unaffected thereby and entitled to the benefit of all the rights of such Original Entities;

             (iii) such Merged Entity has entered into Security Documents which provide security over the same assets of at least an equivalent nature and ranking to the security provided by the relevant Original Entities pursuant to any Security Documents entered into by them and any possibility of the
                    Security   Documents   referred  to  in  this  paragraph  or
                    paragraph (iv) below being challenged or set aside is not greater than any such possibility in relation to the Security Documents entered into by or in respect of the share capital of any relevant Original Entity;

              (iv) (if all or any part of the share capital of any of the relevant Original Entities was charged pursuant to a Security Document) the equivalent part of the issued share capital of such Merged Entity is charged pursuant to a Security Document on terms of at least an equivalent nature and equivalent ranking as any Security Document relating to the shares in each relevant Original Entity; and

               (v) that all the property and other assets of the relevant Original Entities are vested in the Merged Entity and that the Merged Entity has assumed all the rights and obligations of the relevant Original Entities under the Principal Agreements and all material Necessary Authorisations;

         (c)   DISPOSALS
               ---------

               it will not and will procure that no other member of the Group will sell, transfer, lend or otherwise dispose of or cease to exercise direct control over any part of its present or future undertaking, assets, rights or revenues whether by one or a series of transactions related or not (other than (i) transfers, sales or disposals on arms' length terms in the ordinary course of trading for full consideration; and (ii) transfers, sales or disposals by the Borrower or a Charging Subsidiary from or, as the case may be, to another Charging Subsidiary provided that, if the relevant asset or revenues are charged to the Secured Parties pursuant to a Security Document, the relevant assets or revenues remain at all times charged to the Secured Parties pursuant to a Security Document to the same extent they were charged by the transferring entity);

         (d)   INTRA-GROUP ACCOUNTS
               --------------------

               (without limiting the generality of and subject to the exceptions set out in clause 12.2(c)) it will not subordinate, postpone, defer, assign or otherwise dispose of or deal with, any Indebtedness owing to it by any member of the Group and will procure that no member of the Group will subordinate, postpone, defer, assign or otherwise dispose of or deal with, any Indebtedness owing to it by any other member of the Group save as required pursuant to this Agreement for the benefit of the Secured Parties;

         (e)   LOANS AND GUARANTEES
               --------------------

               it will not, and will procure that no member of the Group will, make any loans, grant any credit or give any guarantee to or for the benefit of, or enter into any transaction having the effect of lending money with, any person other than (i) to or for the benefit of another member of the Charging Group, (ii) normal trade credit in the ordinary course of day to day trading, (iii) as permitted by clause 12.2(f), (iv) loans to employees of the Borrower up to an aggregate amount of not more than euro100,000 outstanding at any time and (v) to the extent that the same constitute Permitted Payments;

         (f)   BORROWED MONEY
               --------------

               it will not and will procure that the Group will not create, incur or otherwise permit to be outstanding any Borrowed Money (other than Permitted Borrowings);

         (g)   ISSUE OF SHARES
               ---------------

               (i) the Borrower will not and will procure that no member of the Group (other than in respect of such other members of the Group in order to permit a solvent reorganisation permitted under clause 12.2(b)) reduce its capital or purchase or redeem any class of its shares or any other ownership in it and (ii) it will not and will procure that no member of the Charging Group issues any shares of any class save that any member of the Charging Group may issue shares to or otherwise acquire additional rights from any other member of the Charging Group so long as such shares are charged or pledged in favour of the Secured Parties pursuant to the terms of a Security Document and there are delivered at the same time to the Security Agent the relevant share certificates and blank stock transfer forms (or equivalent documents) in respect thereof together with such other documents and evidence and legal opinions as the Agent may require;

         (h)  INVESTMENTS

               it will not and will procure that no member of the Group:

               (i) makes any loan or advance to, or enters into any transaction having the effect of lending money with, any person (other than a member of the Charging Group); or

              (ii)  acquires  for  a  consideration   any  document   evidencing
                    Indebtedness, capital stock or other securities of any person; or

             (iii) acquires all or any substantial part of the assets, property or business of any other person or any assets that constitute a division or operating unit of the business of any other person; or

               (iv) creates or acquires any Subsidiary or Associated  Company or otherwise enters into any joint venture arrangement or partnership or similar undertaking with any person other than (i) (in each case) Permitted Acquisitions and (ii) (in the case of (ii), (iii) and (iv)) members of the Group may undertake such transactions referred to provided that such investment is in the nature of the business carried on by the Group and the aggregate consideration in money or monies worth paid or payable in respect of such investment does not exceed euro10,000,000 (or its equivalent) and (iii) (in the case of (i) and (ii)) members of the Group may undertake such transactions referred to in sub-clauses (i)-(v) of clauses 12.2(e);

         (i)   CAPITAL EXPENDITURE
               -------------------

               it will not and will procure that no member of the Group incurs any capital expenditure other than in relation to the Project;

         (j)   SWAPS AND HEDGING
               -----------------

               it will not and will procure that no member of the Group enters into any interest rate or currency swaps or other hedging arrangements other than non-speculative arrangements directly relating to the risk management of any Borrowed Money permitted to subsist by the terms of this Agreement and entered into in the ordinary course of the business for the genuine hedging of the relevant underlying transaction;

         (k)   RESTRICTED PAYMENTS
               -------------------

               it will not and will procure that no member of the Group makes any Restricted Payments other than Permitted Payments; and

         (l)   CONSTITUTIVE DOCUMENTS
               ----------------------

               it will not, and will procure that none of members of the Group amends its constitutive documents in any way which would or is reasonably likely to adversely affect (in terms of value, enforceability or otherwise) the charge or pledge granted to the Secured Parties pursuant to the Share Securities.

13.      FINANCIAL COVENANTS
         -------------------

13.1     FINANCIAL COVENANTS
         -------------------

         The Borrower undertakes with each of the Secured Parties that, from the date of this Agreement and so long as any moneys are owing under this Agreement or any of the Commitments remain outstanding, it will ensure that:

         (a)   MAXIMUM SENIOR DEBT ANNUALISED CONSOLIDATED EBITDA
               --------------------------------------------------

               on each  Quarter Day falling  within the period set out in column
               (1) below the ratio of Senior Debt to Annualised Consolidated EBITDA (calculated on each Quarter Day by reference to the Six Month Period ending on such day) shall not exceed the number set out against such period in column (2) below:

               ------------------------------------------------------ ------------------------------
                                        (1)                                        (2)
                                      Period                                      Ratio
               ------------------------------------------------------ ------------------------------
               from the date of this  Agreement  to (and  including)                7.75
               31st December, 2001
               ------------------------------------------------------ ------------------------------
               from  (and   including)  1st  January,   2002  to(and                6.0
               including) 31st December 2002
               ------------------------------------------------------ ------------------------------
               from  (and  including)  1st  January,  2003  to  (and                5.0
               including) 31st December, 2003
               ------------------------------------------------------ ------------------------------
               from (and including) 1st January, 2004 and thereafter                4.0
               ------------------------------------------------------ ------------------------------


         (b)   ANNUALISED CONSOLIDATED EBITDA
               ------------------------------

               to ensure that on each Quarter Day Annualised Consolidated EBITDA before Management Fees (calculated on each Quarter Day by reference to the Six Month Period ending on such date) shall exceed 85 per cent. of twice the base case Consolidated EBITDA before Management Fees for such Six Month Period shown in the Management Base Case;

         (c)   SENIOR DEBT CASH INTEREST CHARGES
               ---------------------------------

               to ensure that on each Quarter Date falling within the period set out in column (1) below the ratio of Annualised Consolidated EBITDA (calculated on each Quarter Day by reference to the Six Month Period ending on such day) to the amount of Senior Debt Cash Interest Charges attributable to the 12 month period ending on such Quarter Date shall be greater than the number set out against such period in column (2) below:


               ------------------------------------------------------ ------------------------------
                                        (1)                                        (2)
                                      Period                                      Ratio
               ------------------------------------------------------ ------------------------------
               from the  date of this  Agreement  to (and  including                2:1
               31st December, 2001)
               ------------------------------------------------------ ------------------------------
               1st January, 2002 and thereafter                                     3:1
               ------------------------------------------------------ ------------------------------

         (d)   SENIOR DEBT SERVICE COVER
               -------------------------

               to ensure that on each Quarter Day falling within the period set out in column (1) below the ratio of Annualised Consolidated EBITDA (calculated on each Quarter Day by reference to the Six Month Period ending on such day) to Pro Forma Senior Debt Service in respect of the period of twelve months immediately following such Quarter Day shall be greater than the number set out against such period in column (2) below:

               ------------------------------------------------------ ------------------------------
                                        (1)                                        (2)
                                      Period                                      Ratio
               ------------------------------------------------------ ------------------------------
               from  (and   including)  1  January,   2002  to  (and                1.1:1
               including) 31st December, 2002
               ------------------------------------------------------ ------------------------------
               from  (and   including)  1st  January,   2003  to(and                1.1:1
               including) 31st December 2003
               ------------------------------------------------------ ------------------------------
               from  (and  including)  1st  January,  2004  to  (and                1.4:1
               including) 31st December, 2004
               ------------------------------------------------------ ------------------------------
               from  (and  including)  1st  January,  2005  to  (and                1.6:1
               including) 31st December, 2005
               ------------------------------------------------------ ------------------------------
               from  (and  including)  1st  January,  2006  to  (and                1.7:1
               including) 31st December, 2006
               ------------------------------------------------------ ------------------------------
               from (and including) 1st January, 2007 and thereafter                2.0:1
               ------------------------------------------------------ ------------------------------

13.2     AUDITORS CERTIFICATE
         --------------------

         If at any time the Majority Banks (acting reasonably and following consultation with the Borrower) do not consider that any figure set out in any Compliance Certificate issued by any Authorised Officer is correct, they shall be entitled within 30 days of the date of the delivery of such Compliance Certificate to the Agent pursuant to clause
         12.1 to call for a certificate from the Borrower's auditors as to such figure. For such purposes the Borrower's auditors shall act as independent experts and not as arbiters and every such certificate shall be addressed to the Agent (on behalf of the Banks) and be at the expense of the Borrower (unless the certificate so provided by the Borrower's auditors shows that the relevant figures set out in the Compliance Certificate are in fact correct in which case such certificate shall be at the expense of the Banks). The Majority Banks may only call for one such certificate in any financial year unless the relevant figures set out in the Compliance Certificate are in fact incorrect in which case the Majority Banks may call for up to three further such certificates in such financial year, provided that if; in any of such certificates, the relevant figures set out in the Compliance Certificate are certified as being in fact correct, then the Majority Banks may not call for such further certificates in such financial year. If the Majority Banks call for such a certificate all calculations under this Agreement by reference to the relevant figure shall (i) until the Borrower's auditors deliver the relevant certificate under this clause 13.2 be made by reference to the figure set out in the relevant Compliance Certificate delivered to the Agent under this Agreement and (ii) following the delivery by the Borrower's auditors of a certificate under this clause 13.2 be made by reference to such certificate and the Borrower undertakes forthwith to take all action including, without limitation, the prepayment of all or part of the Loan so as to procure that all action taken on the basis of the relevant Compliance Certificate which on the basis of such auditors' certificate would not have been permitted is reversed.

14.      EVENTS OF DEFAULT
         -----------------

14.1     EVENTS OF DEFAULT
         -----------------

         Each of the events and circumstances set out below is an Event of Default (whether or not caused by any reason outside the control of a member of the Group):

         (a)   NON-PAYMENT
               -----------

               the Borrower fails to pay any principal sum due from it under this Agreement in the currency, at the time and in the manner stipulated in this Agreement, or any other sum due from it under this Agreement within three Banking Days of the due date in the currency and in the manner stipulated in this Agreement; or

          (b)  BREACH OF CERTAIN OBLIGATIONS
               -----------------------------

               any Obligor commits any breach of or omits to observe any of the obligations or undertakings expressed to be assumed by it under clauses 12.1(c), (d), (e), (f), (g), (h), (i)(ii), (k) and (y),
               clause 12.2(a), (b), (c), (f),(g), (h), (i) and (k) and clause 13; or

          (c)  BREACH OF OTHER OBLIGATIONS
               ---------------------------

               the Shareholder or any Obligor commits any breach of or omits to observe any of the obligations or undertakings expressed to be assumed by it under this Agreement or the Security Documents (other than failure to pay any sum when due or any breach of the undertakings referred to in (b) above) and, in respect of any such breach or omission which is capable of remedy, such action as the Agent may require shall not have been taken within 21 days of the Agent notifying the Shareholder or the relevant Obligor (as the case may be) of such default and of such required action; or

          (d)  MISREPRESENTATION
               -----------------

               any representation or warranty made or deemed to be made or repeated by or in respect of the Shareholder or any Obligor or any other member of the Group in or pursuant to this Agreement or the Security Documents or in any notice, certificate or statement referred to in or delivered under this Agreement or the Security Documents is or proves to have been incorrect or misleading in any material respect and, in the event that the act or circumstance which led to such representation or warranty being incorrect or misleading is capable of remedy, such action as the Agent may require shall not have been taken within 21 days of the Agent notifying the person who made or was deemed to have made or repeated such representation or warranty of such act or circumstance and such required action; or

          (e)  CHALLENGE TO SECURITY
               ---------------------

               any Security Document is not or ceases to be effective or the Shareholder or any member of the Group shall in any way challenge, or proceedings shall in any way be brought to challenge, the prior status of the charges created by the Security Documents or the validity or enforceability of the Security Documents; or

          (f)  CROSS-DEFAULT

               (i) any Borrowed Money of UTH, the Shareholder or any member of the Group (other than Borrowed Money made available to such person by any of its Subsidiaries or Holding Companies) is not paid when due (or within any applicable grace period expressly contained in the agreement relating to such Borrowed Money in its original terms) or (ii) any Borrowed Money of UTH, the Shareholder or any member of the Group (other than Borrowed Money made available to such person by any of its Subsidiaries or
               Holding Companies) becomes (whether by declaration or automatically in accordance with the relevant agreement or instrument constituting the same) due and payable prior to the date when it would otherwise have become due or (iii) any creditor of UTH, the Shareholder or any member of the Group becomes entitled to declare any Borrowed Money (other than Borrowed Money made available to such person by any of its Subsidiaries or Holding Companies) of UTH, the Shareholder or any member of the Group so due and payable or to require cash collateralisation or security for any such Borrowed Money or (iv) any facility or commitment available to UTH, the Shareholder or any member of the Group relating to Borrowed Money (other than facility or commitment made available to such person by any of its Subsidiaries or Holding Companies) is withdrawn, suspended or cancelled by reason of any default (however described) of the company concerned and the amount, or aggregate amount at any one time, of all Borrowed Money (other than Borrowed Money made available to such person by any of its Subsidiaries or Holding Companies) in relation to which any of the foregoing events set out in (i), (ii), (iii) or (iv) shall have occurred and be continuing is equal to or greater than euro5,000,000 or its equivalent in the currency in which the same is denominated and payable; or

          (g)  DERIVATIVES CONTRACT DEFAULT
               ----------------------------

               UTH, the Shareholder or any member of the Group fails to make payment in relation to a Derivatives Contract of any sum equal to or greater than euro2,000,000 in aggregate at any one time (or its equivalent in the relevant currency of payment) with respect to any member of the Group and euro5,000,000 in aggregate at any one time (or its equivalent in the relevant currency payment) with respect to UTH or the Shareholder on its due date (or within any applicable grace period expressly contained in the agreement relating to such Derivatives Contract in its original terms) or the counterparty to a Derivatives Contract becomes entitled to terminate that Derivatives Contract early by reason of default on the part of UTH, the Shareholder or any member of the Group and the Net Derivatives Liability of the Shareholders or members of the Group, in the aggregate, under all its Derivatives Contracts in relation to which any of the foregoing events shall have occurred at the relevant time is equal to or greater than the amount set forth herein for the applicable entity (or its equivalent in the relevant currency); or

          (h)  LEGAL PROCESS
               -------------

               (i) any judgment or order for an amount of euro1,000,000 (or its equivalent) or more made against UTH, the Shareholder or any member of the Group is not stayed, complied with or being appealed against in good faith by appropriate proceedings (provided that such appeal is being diligently pursued and the Borrower has demonstrated to the Agent by providing an opinion of reputable legal advisers in the relevant jurisdiction to the effect that the appeal has good prospects of success) within 14 days; or

               (ii) a creditor  attaches or takes  possession of; or a distress, execution, sequestration or other process is levied or enforced upon or sued out against, any material part of the undertakings, assets, rights or revenues of UTH, the Shareholder or any member of the Group and is not discharged within 14 days save where UTH, the Shareholder or the relevant member of the Group is, in good faith, contesting the relevant process by appropriate proceedings diligently pursued and the Majority Banks are satisfied that the ability of the Group to comply with its obligations under the Finance Documents will not be materially and adversely affected whilst such process is being so contested; or

          (i)  INSOLVENCY
               ----------

               UTH, the Shareholder or any member of the Group is declared bankrupt (in staat van faillissement verklaard) or enters into a preliminary or definitive moratorium (in voorlopige of definitieve surseance van betaling gaan) pursuant to the Dutch Bankruptcy Act (Faillissementswet); or

          (j)  REDUCTION OR LOSS OF CAPITAL

               a meeting is convened by the Borrower for the purpose of passing any resolution or agreeing to, or the Borrower does, purchase, reduce or redeem any of its share capital; or

          (k)  WINDING UP
               ----------

               any petition is presented and is not discharged within 14 days or other step is taken for the purpose of winding up UTH, the Shareholder or any member of the Group (not being a petition which UTH, the Shareholder or the relevant member of the Group (as the case may be) can demonstrate to the satisfaction of the Agent, by providing an opinion of leading counsel to that effect, is frivolous, vexatious or an abuse of the process of the court or relates to a claim to which UTH, the Shareholder or the relevant member of the Group (as the case may be) has a good defence and which is being vigorously contested by UTH, the Shareholder or the relevant member of the Group (as the case may
               be)) or an order is made or resolution passed for the winding up of UTH, the Shareholder or any member of the Group or a notice is issued convening a meeting for the purpose of passing any such resolution other than of a member of the Group other than the Borrower in relation to, or for the purpose of, a solvent reorganisation (i) permitted under clause 12.2(b) or (ii) on terms previously approved by the Agent (acting on the instructions of the Majority Banks); or

          (l)  COMPOSITIONS
               ------------

               any steps are taken, or negotiations commenced, by UTH, the Shareholder or any member of the Group or by any of their respective creditors with a view to proposing any kind of composition, compromise or arrangement involving such company and any of its creditors; or

          (m)  ANALOGOUS PROCEEDINGS
               ---------------------

               there occurs, in relation to UTH, the Shareholder or any member of the Group, in any country or territory in which it carries on business or to the jurisdiction of whose courts any part of its assets is subject, any event which corresponds with, or have an effect equivalent or similar to, any of those mentioned in clauses 14.1(h) to 14.1(n) (inclusive) or UTH, the Shareholder or any member of the Group otherwise becomes subject, in any such country or territory, to the operation of any law relating to insolvency, bankruptcy or liquidation; or

          (n)  CESSATION OF BUSINESS
               ---------------------

               UTH, the Shareholder or the Group (taken as a whole) suspends or ceases or threatens to suspend or cease to carry on their respective businesses; or

          (o)  SEIZURE
               -------

               all or a material part of the undertakings, assets, rights or revenues of; or shares or other ownership interests in the Group

               (taken as a whole)  are  seized,  nationalised,  expropriated  or
               compulsorily   acquired  by  or  under  the   authority   of  any
               government; or

          (p)  PRINCIPAL AGREEMENTS AND UPC FUNDING UNDERTAKING
               ------------------------------------------------

               (i) save as is required by any term of this Agreement, the UPC Funding Undertaking or any Principal Agreement is terminated, suspended, revoked or cancelled or otherwise ceases to be in full force and effect (unless, in the case of a Principal Agreement only, services of a similar nature to those provided pursuant to such Principal Agreement are at all times provided to the Group on terms which are not materially more onerous on the relevant member of the Group or on the terms imposed by the mandatory requirements of any regulatory body and, in the case of a Principal Agreement only, such termination, suspension, revocation, cancellation or cessation (in the reasonable opinion of the Agent) would or is reasonably likely to have a Material Adverse Effect; or

              (ii) any alteration or variation is made to any term of the UPC Funding Undertaking or any Principal Agreement which, in the case of a Principal Agreement only, individually or cumulatively (in the reasonable opinion of the Agent) would or is reasonably likely to have a Material Adverse Effect; or

             (iii) any party breaches any term of or repudiates any of its obligations under any of the Principal Agreements or the UPC Funding Undertaking where, in the case of a Principal Agreement only, such breach or repudiation (in the opinion of the Agent exercised reasonably) would or is reasonably likely to have a Material Adverse Effect unless, in the case of a breach of a Principal Agreement by any person other than any member of the Group, the relevant services are at all relevant times provided to the appropriate members of the Group on the basis set out in clause 14.1(p)(i); or

          (q)  UNLAWFULNESS
               ------------

               it becomes unlawful at any time for the Shareholder, any Obligor or any Subordinated Creditor to perform any of their respective material obligations under this Agreement or the Security Documents or any of the material obligations of the Shareholder, any Obligor or any Subordinated Creditor under this Agreement or the Security Documents becomes unenforceable in any way or there ceases to be security over the relevant property or assets of the Shareholder or the relevant Obligor as intended and created by the Security Documents; or

          (r)  ENVIRONMENTAL MATTERS
               ---------------------

               as a result of any Environmental Law the Agent, the Joint Arrangers, the Security Agent, the Security Agent Guarantor or any of the Banks becomes subject to a material, in the opinion of the Agent, obligation (actual or contingent, in the case of any contingent obligation, being one which, at the relevant time, would be likely to arise) as a result of it entering into the Agreement or any of the Security Documents which was not caused by its negligence or wilful default; or

          (s)  REPUDIATION
               -----------

               the Shareholder, any Obligor or any Subordinated Creditor repudiates this Agreement or any Security Document to which it is a party or does or causes or permits to be done any act or thing evidencing an intention to repudiate this Agreement or any such Security Document; or

          (t)  SUBORDINATED CREDITORS
               ----------------------

               (i) the Subordinated Creditor commits any breach of or omits to observe any of the obligations or undertakings expressed to be assumed by it under a Subordination Deed and in respect of any such breach or omission which, in the opinion of the Agent (acting on the instructions of the Majority Banks (acting reasonably)) is capable of remedy, such action as the Agent may require shall not have been taken within 21 days of the Agent notifying the Subordinated Creditor thereof and of such required action; or

              (ii) any representation or warranty made or deemed to be made or repeated by or in respect of the Subordinated Creditor in or pursuant to any Subordination Deed is or proves to have been incorrect or misleading in any material respect on the date on which it was made or deemed to be made or repeated and, in the event that the act or circumstance which led to such representation or warranty being incorrect or misleading is capable of remedy, such action as the Agent may require shall not have been taken within 21 days of the Agent notifying the Subordinated Creditor of such act or circumstance and such required action; or


             (iii) the Subordinated Creditor is not or ceases to be bound by a Subordination Deed; or

              (iv) any payment due from a member of the Group to a Subordinated Creditor is not or ceases to be subordinated to the amounts owing under this Agreement other than any payment that is not required to be so subordinated according to the terms of this Agreement or any other Finance Document; or

               (v) any Subordinated Creditor or any liquidator, administrator or administrative or other receiver (or similar officer) of any Subordinated Creditor takes steps to contest the subordination effected by a Subordination Deed; or

          (u)  MATERIAL EVENTS
               ---------------

               any other event occurs or circumstances arise which in the opinion of the Agent would or is reasonably likely to have a Material Adverse Effect; or

          (v)  QUALIFICATION OF ACCOUNTS
               -------------------------

               the auditors of UTH or the Shareholder or any member of the Group qualify their report on the audited financial statements of UTH or the Shareholder or the relevant member of the Group (as the case may be) and/or the audited consolidated financial statements of the Group in any way whatsoever except where the qualification is of a technical nature and the remedy for the matter giving rise to the qualification would have no effect on the results of UTH or the Shareholder or the relevant member of the Group (as the case may be) and/or the Group for the period to which such accounts relate or on the financial position of UTH or the Shareholder or the relevant member of the Group (as the case may be) and/or the Group as at the end of such period.

14.2      ACCELERATION
          ------------

          The Agent may and if so requested by the Majority Banks shall, without prejudice to any other rights of the Banks, at any time after the happening of an Event of Default so long as the same is continuing, unremedied or unwaived by notice to the Borrower declare that:

          (a) the obligation of each Bank to make its Commitment available shall be terminated, whereupon the Commitments shall be reduced to zero forthwith; and/or

          (b) the Loan and all interest and commitment commission accrued and all other sums payable under this Agreement have become immediately due and payable or have become due and payable on demand, whereupon the same shall, immediately or in accordance with the terms of such notice, become so due and payable; and/or

          (c) the Security Documents (or any of them) have become enforceable whereupon the same shall be enforceable.

         On or at any time after the making of any such declaration, the Agent shall be entitled, to the exclusion of the Borrower (and without prejudice to clause 5.6), to select the duration of each period for the calculation of interest in relation to any outstanding Advances or other sums payable under this Agreement.

14.3     DEMAND BASIS
         ------------

          If, pursuant to clause 14.2(b), the Agent declares the Loan to be due and payable on demand then the Agent may (and, if so instructed by the Majority Banks, shall) at any time by written notice to the Borrower
          (a) call for repayment of the Advances and Utilisations on such date as may be specified in such notice whereupon the Advances and Utilisations shall become due and payable on the date so specified together with all interest and commitment commission accrued and all other sums payable under this Agreement or (b) withdraw such declaration with effect from the date specified in such notice.

15.      INDEMNITIES
         -----------

15.1     MISCELLANEOUS INDEMNITIES
         -------------------------

         The Borrower shall on demand indemnify each Finance Party without prejudice to any of their other rights under this Agreement and the Transaction Documents, against any loss (including loss of Margin) or expense which such Finance Party shall certify as sustained or incurred by it as a consequence of:

         (a) any default in payment by any Obligor of any sum under any Finance Documents when due;

         (b)   the occurrence of any other Event of Default;

         (c) any repayment or prepayment of the Advances or part thereof being made otherwise than on an Interest Payment Date relating thereto; or

         (d) any Advance not being made or issued for any reason (excluding any default by any relevant Finance Party) after a Drawdown Notice has been given;

         including, in any such case, but not limited to, any loss or expense sustained or incurred by such Finance Party in maintaining or funding all or any part of its Contribution or in liquidating or re-employing deposits from third parties acquired or contracted for to fund all or any part of its Contribution or any other amount owing to such Finance Party.

15.2     CURRENCY OF ACCOUNT: CURRENCY INDEMNITY
         ---------------------------------------

         No payment by any Obligor under this Agreement which is made in a currency other than the currency ("CONTRACTUAL CURRENCY") in which such payment is required to be made pursuant to this Agreement shall discharge the obligation in respect of which it is made except to the extent of the net proceeds in the Contractual Currency received by the Agent or the Security Agent as the case may be upon the sale of the currency so received, after taking into account any premium and costs of exchange in connection with such sale. For the avoidance of doubt, the Secured Parties shall not be obliged to accept any such payment in a currency other than the Contractual Currency nor shall the Secured Parties be liable to any Obligor for any loss or alleged loss arising from fluctuations in exchange rates between the date on which such payment is so received by the Agent or the Security Agent as the case may be and the date on which the Agent or the Security Agent as the case may be effects such sale, as to which the Agent or the Security Agent as the case may be shall (as against the relevant Obligor) have an absolute discretion but shall consult with the Borrower. If any sum due from any Obligor under this Agreement or any order or judgment given or made in relation hereto is required to be converted from the Contractual Currency or the currency in which the same is payable under such order or judgment (the "FIRST CURRENCY") into another currency (the "SECOND CURRENCY") for the purpose of (a) making or filing a claim or proof against the relevant Obligor, (b) obtaining an order or judgment in any court or other tribunal or (c) enforcing any order or judgment given or made in relation to this Agreement, the relevant Obligor shall indemnify and hold harmless the Secured Parties from and against any loss suffered as a result of any difference between (i) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and (ii) the rate or rates of exchange at which such Secured Party may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof. Any amount due from any Obligor under the indemnity contained in this clause 14.2 shall be due as a separate debt and shall not be affected by judgment being obtained for any other sums due under or in respect of this Agreement and the term "RATE OF EXCHANGE" includes any premium and costs of exchange payable in connection with the purchase of the first currency with the second currency.

15.3     ENVIRONMENTAL INDEMNITY
         -----------------------

         The Borrower agrees to indemnify on demand each Secured Party, and their respective officers, employees, agents and delegates (together the "INDEMNIFIED PARTIES") in respect of which each Secured Party holds this indemnity on trust, without prejudice to any of their other rights under this Agreement, against any loss, liability, action, claim, demand, cost, expense, fine or other outgoing whatsoever whether in contract, tort, delict or otherwise and whether arising at common law, in equity or by statute which the relevant Indemnified Party shall certify as sustained or incurred by it at any time as a consequence of, or relating to, or arising directly or indirectly out of, any Environmental Claims made or asserted against such Indemnified Party which would not have arisen if this Agreement had not been executed and which was not caused by the negligence or wilful default of the relevant Indemnified Party.

15.4     ESGB RESERVE REQUIREMENTS
         -------------------------

         The Borrower agrees to indemnify on demand each Bank against any cost or loss suffered by it as a result of complying with the reserve requirements of the European System of Central Banks to the extent such requirements relate to its participation in the Facilities and are not recoverable by such Bank under clause 16.2.


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


16       UNLAWFULNESS AND INCREASED COSTS; MITIGATION
         --------------------------------------------

16.1     UNLAWFULNESS
         ------------

         If it is or becomes contrary to any law or regulation for any Bank to contribute to Advances or to maintain its Commitment or fund its Contribution, such Bank shall promptly, through the Agent, notify the Borrower whereupon (a) such Bank's Commitment under the Facilities shall be reduced to zero and (b) the Borrower shall be obliged to prepay the Contribution of such Bank either (A) forthwith, if such unlawfulness has immediate or retrospective effect, or (B) on a future specified date not being earlier than the latest date permitted by the relevant law or regulation. Any prepayment pursuant to this clause 16.1 shall be made together with all amounts referred to in clause 7.4.

16.2     INCREASED COSTS
         ---------------

         If the result of any change in, or in the interpretation or application of; or the introduction of; any law or any regulation, request or requirement (whether or not having the force of law, but, if not having the force of law, with which the relevant Bank or, as the case may be, its holding company habitually complies), including (without limitation) those relating to Taxation, capital adequacy, liquidity, reserve assets, cash ratio deposits and special deposits, is to:

         (a) subject any Bank to Taxes or change the basis of Taxation of any Bank with respect to any payment under this Agreement (other than Taxes or Taxation on the overall net income, profits or gains of such Bank); and/or

         (b) increase the cost to, or impose an additional cost on, any Bank or its holding company in making or keeping available all or part of such Bank's Commitment or maintaining or funding all or part of such Bank's Contribution; and/or

         (c) reduce the amount payable or the effective return to any Bank under this Agreement; and/or

         (d) reduce any Bank's or its holding company's rate of return on its overall capital by reason of a change in the manner in which it is required to allocate capital resources to such Bank's obligations under this Agreement; and/or

         (e) require any Bank or its holding company to make a payment or forgo a return calculated by reference to or on any amount received or receivable by such Bank under this Agreement; and/or

         (f) require any Bank or its holding company to incur or sustain a loss (including a loss of future potential profits) by reason of being obliged to deduct all or part of such Bank's Commitment or Contribution from its capital for regulatory purposes,

         (g)   then and in each such case (but subject to clause 16.3):

               (i) such Bank shall notify the Borrower through the Agent in writing of such event promptly upon its becoming aware of the same; and

              (ii) the Borrower shall on demand, made at any time whether or not such Bank's Contribution has been repaid, pay to the Agent for the account of such Bank the amount which such Bank specifies (in a certificate setting forth the basis of the computation of such amount but not including any matters which such Bank or its holding company regards as confidential) is required to compensate such Bank and/or its holding company for such liability to Taxes, increased or additional cost, reduction, payment, forgone return or loss.

         For the purposes of this clause 16.2 and clause 16.4 "HOLDING COMPANY" means, in relation to a Bank, the company or entity (if any) within the consolidated supervision of which such Bank is included.

16.3     EXCEPTIONS
         ----------

         Nothing in clause 16.2 shall entitle any Bank to receive any amount in respect of compensation for any such liability to Taxes, increased or additional cost, reduction, payment, forgone return or loss to the extent that the same:

         (a)   is taken into account in calculating the Additional Cost; or

         (b)   is the subject of an additional payment under clause 9.5; or

         (c) arises as a consequence of (or of any law or regulation implementing) (i) the proposals for international convergence of capital measurement and capital standards published by the Basle Committee on Banking Regulations and Supervisory Practices in July 1988 and/or (ii) any applicable directive of the European Union (in each case) unless it results from any change in, or in the interpretation or application of; such proposals or any such applicable directive (or any law or regulation implementing the same) occurring after the date hereof; or

         (d) arises as a result of a breach by such Bank of any regulation, request or requirement (which either (i) is in existence at the date of this Agreement or (ii) which comes into effect after the date of this Agreement and with which such Bank would have complied if such regulation, request or requirement was in effect on the date of this Agreement) of any applicable central bank or other fiscal, monetary or other authority (whether or not having the force of law).

         For the purposes of clause 16.3(c) the term "APPLICABLE DIRECTIVE" means (exclusively) each of the Own Funds Directive (89/299/EEC of 17th April 1989) and the Solvency Ratio Directive (89/647/EEC of 18th December 1989).

16.4     MITIGATION
         ----------

          If circumstances arise which would or would upon the giving of notice, result in:

          (a)  the application of clause 5.9 in relation to any Bank;

          (b) any Obligor being required to make an increased payment to any Bank pursuant to clause 9.5;

          (c) the reduction of any Bank's Commitment to zero or the Borrower being required to prepay any Bank's Contribution pursuant to clause 16.1; or

          (d) the Borrower being required to make a payment to any Bank to compensate such Bank or its holding company for a liability to Taxes, increased or additional cost, reduction, payment, forgone return or loss pursuant to clause 16.2;

          then, without in any way limiting, reducing or otherwise qualifying the obligations of the Borrower or the Borrower under clause 9 and this clause 16, such Bank shall, in consultation with the Agent, endeavour to take such reasonable steps (and/or, in the case of clause
          16.2 and where the increased or additional cost, reduction, payment, forgone return or loss is that of its holding company, endeavour to procure that its holding company takes such reasonable steps) as are open to it (or, as the case may be, its holding company) to mitigate or remove such circumstances (including (in the case of such Bank) the transfer of its rights and obligations under this Agreement to another bank or financial institution acceptable to the Borrower) unless the taking of such steps might (in the opinion of such Bank) be prejudicial to such Bank (or, as the case may be, its holding company) or be in conflict with such Bank's (or, as the case may be, its holding company's) general banking policies or involve such Bank (or, as the case may be, its holding company) in any material expense or any material increased administrative burden.

17       SET-OFF AND PRO RATA PAYMENTS
         -----------------------------

17.1     SET-OFF
         -------

         If an Event of Default has occurred and is continuing, each Obligor authorises each Finance Party to apply any credit balance to which such Obligor is then entitled on any account of such Obligor with such Bank at any of its branches in or towards satisfaction of any sum then due and payable from such Obligor to such Finance Party under this Agreement. For this purpose each Finance Party is authorised to purchase with the moneys standing to the credit of such account such other currencies as may be necessary to effect such application. No Finance Party shall be obliged to exercise any right given to it by this clause 17.1. Each Finance Party shall notify the Agent and the relevant Obligor (giving full details) forthwith upon the exercise or purported exercise of any right of set-off and the Agent shall inform the other Finance Parties.

17.2     PRO RATA PAYMENTS
         -----------------

         (a) If at any time any Finance Party receives or recovers any amount owing to it by any Obligor under this Agreement by direct payment, set-off or in any manner other than by payment through the Agent pursuant to clause 9.1 or 9.10 (not being a payment received, in the case of a Bank, from a Transferee in such Bank's Contribution or any other payment of an amount due to the Recovering Bank for its sole account pursuant to clauses 7.3, 8, 9.5, 15.1, 15.2, 16.1 or 16.2) (the "RECOVERING Bank"), the
               Recovering Bank shall, within two Banking Days of such receipt or recovery (a "RELEVANT RECEIPT") notify the Agent of the amount of the Relevant Receipt. If the Relevant Receipt exceeds the amount which the Recovering Bank would have received if the Relevant Receipt had been received by the Agent and distributed pursuant to clause 9.1 or 9.10 (as the case may be) then:

                (i) within  two  Banking  Days  of  demand  by  the  Agent,  the
                    Recovering Bank shall pay to the Agent an amount equal (or equivalent) to the excess;

               (ii) the  Agent  shall  treat  the  excess  amount so paid by the
                    Recovering Bank as if it were a payment made by the relevant Obligor and shall distribute the same to the Finance Parties (other than the Recovering Bank) in accordance with clause 9.10; and

              (iii) as between the relevant  Obligor and the Recovering Bank the excess amount so re-distributed shall be treated as not having been paid but the obligations of the relevant Obligor to the other Finance Parties shall, to the extent of the amount so re-distributed to them, be treated as discharged.

         (b) If any part of the Relevant Receipt subsequently has to be wholly or partly refunded by the Recovering Bank (whether to a liquidator or otherwise) each Finance Party to which any part of such Relevant Receipt was so re-distributed shall on request from the Recovering Bank repay to the Recovering Bank such Finance Party's pro rata share of the amount which has to be refunded by the Recovering Bank.

         (c) Each Finance Party shall on request supply to the Agent such information as the Agent may from time to time request for the purpose of this clause 17.2.

         (d) Notwithstanding the foregoing provisions of this clause 17.2 no Recovering Bank shall be obliged to share any Relevant Receipt which it receives or recovers pursuant to legal proceedings taken by it to recover any sums owing to it under this Agreement with any other party which has a legal right to, but does not, either join in such proceedings or commence and diligently pursue separate proceedings to enforce its rights in the same or another court (unless the proceedings instituted by the Recovering Bank are instituted by it without prior notice having been given to such party through the Agent).

 17.3    NO RELEASE
         ----------

         For the avoidance of doubt it is hereby declared that failure by any Recovering Bank to comply with the provisions of clause 17.2 shall not release any other Recovering Bank from any of its obligations or liabilities under clause 17.2.

17.4     NO CHARGE
         ---------

         The provisions of this clause 17 shall not, and shall not be construed so as to, constitute a charge by a Finance Party over all or any part of a sum received or recovered by it in the circumstances mentioned in clause 17.2.

18.      ASSIGNMENT SUBSTITUTION AND LENDING OFFICES
         -------------------------------------------

18.1     BENEFIT AND BURDEN
         ------------------

         This Agreement shall be binding upon, and enure for the benefit of; the Finance Parties and the Obligors and their respective successors and permitted assigns.

18.2     NO ASSIGNMENT BY OBLIGORS
         -------------------------

         None of the Obligors may assign or otherwise transfer any of its rights or obligations under this Agreement other than pursuant to a merger in accordance with clause 12.2(b).

18.3     ASSIGNMENT BY BANKS
         -------------------

         Each Bank (an "ASSIGNOR BANK") may assign all or any part (being at least euro2,500,000 and an integral multiple of euro500,000) of its rights to a Qualifying Bank (an "Assignee") with the prior consent in writing of the Borrower, such consent not to be unreasonably withheld or delayed. The Assignor Bank shall promptly notify the Borrower and the Agent of any such assignment.

18.4     TRANSFER
         --------

         Each Bank (a "TRANSFEROR BANK") may transfer all or any part (being at least euro2,500,000 and an integral multiple of euro500,000) of its rights, benefits and/or obligations under this Agreement to a Qualifying Bank (a "TRANSFEREE") with the prior consent in writing of the Borrower, such consent not to be unreasonably withheld or delayed. Any such transfer shall be effected upon not less than 5 Banking Days' prior notice by delivery to the Agent of a duly completed Transfer Certificate duly executed by the Existing Bank and the Transferee. On the Effective Date (as specified and defined in a Transfer Certificate so executed and delivered), to the extent that the Commitment and
         Contribution of the Existing Bank are expressed in a Transfer Certificate to be the subject of the transfer in favour of the Transferee effected pursuant to this clause 18.3, by virtue of the counter-signature of the Transfer Certificate by the Agent (for itself and the other parties to this Agreement and the Security Deed):


         (a) to the extent that in such Transfer Certificate the Transferor Bank seeks to transfer such obligations and rights hereunder the existing parties to this Agreement and the Security Deed and the Transferor Bank shall be released from their respective obligations towards one another, other than the obligations outstanding from the Borrower to the Transferor Banks under this Agreement and the Security Deed ("DISCHARGED OBLIGATIONS") and their respective rights against one another, other than the outstanding rights of the Transferor Bank against the Borrower, under this Agreement and the Security Deed ("DISCHARGED RIGHTS") shall be cancelled and the rights of the Transferor Bank against the Borrower shall be assigned to the Transferee party to the relevant transfer certificate (the "ASSIGNED RIGHTS");

         (b) the Transferee party to the relevant Transfer Certificate and the existing parties to this Agreement and the Security Deed (other than such Transferor Bank) shall assume obligations towards each other which differ from the discharged obligations only insofar as they are owed to or assumed by such Transferee instead of to or by such Transferor Bank as a result of such transfer; and

         (c) the Transferee party to the relevant Transfer Certificate and the existing parties to this Agreement and the Security Deed (other than such Transferor Bank) shall acquire rights against each other which differ from the discharged rights and the assigned rights only insofar as they are exercisable by or against such Transferee instead of by or against such Transferor Bank as a result of such transfer;

          and, on such Effective Date, the Transferee shall pay to the Agent for its own account a fee of euro1,000 except in the case such transfers are made by any of the Banks listed in Schedule 1 within 3 months of the date of this Agreement. The Agent shall promptly notify the Borrower of the receipt by it of any Transfer Certificate and shall promptly deliver a copy of such Transfer Certificate to the Borrower.

18.5     RELIANCE ON TRANSFER CERTIFICATE
         --------------------------------

         The Finance Parties and the Obligors shall be fully entitled to rely on any Transfer Certificate delivered to the Agent in accordance with the foregoing provisions of this clause 18 which is complete and regular on its face as regards its contents and purportedly signed on behalf of the relevant Transferor Bank and the Transferee and none of the Finance Parties or the Obligors shall have any liability or responsibility to any party as a consequence of placing reliance on and acting in accordance with any such Transfer Certificate if it proves to be the case that the same was not authentic or duly authorised.

18.6     AUTHORISATION OF AGENT
         ----------------------

         Each party to this Agreement irrevocably authorises the Agent to counter-sign each Transfer Certificate on its behalf for the purposes of clause 18.3 or 18.4 without any further consent of; or consultation with, any such party except, in the case of the Borrower, the consent required pursuant to clause 18.3 or 18.4.

18.7     CONSTRUCTION OF CERTAIN REFERENCES
         ----------------------------------

         If any Bank assigns all or any part of its rights or transfers all or any part of its rights, benefits and obligations as provided in clause
         18.3 or 18.4 all relevant references in this Agreement and the Security

         Deed to such Bank shall thereafter be construed as a reference to such Bank and/or its Transferee to the extent of their respective interests.

18.8     LENDING OFFICES
         ---------------

         Each Bank shall lend through its office at the address specified in part A of schedule 1 or, as the case may be, in any relevant Transfer Certificate or through any other office of such Bank selected from time to time by such Bank through which such Bank wishes to lend for the purposes of this Agreement, Provided that no such change of lending office may take place if it would involve any Obligor having to pay any amount under clause 16.2 with respect to its obligations under this Agreement. If the office through which a Bank is lending is changed pursuant to this clause 18.8, such Bank shall notify the Agent promptly of such change.

18.9     DISCLOSURE OF INFORMATION
         -------------------------

         Subject to such person first executing a confidentiality undertaking in a form acceptable to the Borrower, acting reasonably, any Bank may disclose to a prospective transferee or to any other person who may propose entering into contractual relations with such Bank in relation to this Agreement such information about the Group as such Bank shall consider appropriate.

19.      JOINT ARRANGERS, AGENT, SECURITY  AGENT,  THE  SECURITY AGENT GUARANTOR
         -----------------------------------------------------------------------
         OVERDRAFT BANK AND REFERENCE BANKS
         ----------------------------------

19.1     APPOINTMENT OF AGENT
         --------------------

         Each Bank irrevocably appoints the Agent as its agent for the purposes of this Agreement and irrevocably authorises the Agent in such capacity:

         (a) to execute all documents as may be approved by the Majority Banks for execution by the Agent; and

         (b) (whether or not by or through employees or agents) to take such action on such Bank's behalf and to exercise such rights, remedies, powers and discretions as are specifically delegated to the Agent by this Agreement or, (as the case may be) the Security Documents, together with such powers and discretions as are reasonably incidental thereto (but subject to any restrictions or limitations specified in this Agreement). None of the Agent, or the Joint Arrangers or the Security Agent, the Security Agent Guarantor shall, however, have any duties, obligations or liabilities (whether fiduciary or otherwise) to the Banks beyond those expressly stated in this Agreement and/or the Security Documents.

         Notwithstanding that the Agent, the Security Agent Guarantor and the Overdraft Bank may from time to time be the same entity, the Agent, the Security Agent Guarantor and the Overdraft Bank have entered into this Agreement in their separate capacities as agent for the Banks under and pursuant to this Agreement and as Security Agent Guarantor and as Overdraft Bank for the Overdraft Facility. However, where this
         Agreement provides for the Agent to communicate with or provide instructions to the Security Agent Guarantor, while the Agent and the Security Agent Guarantor and the Overdraft Bank are the same entity, it will not be necessary for there to be any such formal communications or instructions notwithstanding that this Agreement provides in certain cases for the same to be in writing.

19.2     AGENT'S ACTIONS
         ---------------
         Any action taken by the Agent under or in relation to this Agreement with requisite authority, or on the basis of appropriate instructions, received from the Majority Banks (or as otherwise duly authorised) shall be binding on all the Banks.

19.3     AGENT'S DUTIES
         --------------

         The Agent shall:

         (a) promptly notify each Bank of the contents of each notice, certificate or other document received by the Agent from the
               Borrower  or  any  other   Obligor  under  or  pursuant  to  this
               Agreement;

         (b) consult with the Banks as to whether and, if so, how a discretion vested in the Agent is, either in any particular instance or generally, to be exercised but so that this shall not prevent the Agent in exceptional circumstances where time does not permit such consultation and urgent action is required, from exercising its rights and powers, or from instructing the Security Agent to exercise its rights and powers, to preserve the security constituted by the Security Documents so long as the Agent promptly notifies the Banks subsequently of such exercise; and

         (b) (subject to the other provisions of this clause 19) take such action or, as the case may be, refrain from taking such action with respect to the exercise of any of its rights, remedies, powers and discretions as agent or security agent, as the Majority Banks may reasonably direct.

19.4     AGENT'S RIGHTS
         --------------

         The Agent may:

         (a) in the exercise of any right, remedy, power or discretion in relation to any matter, or in any context, not expressly provided for by this Agreement, act or, as the case may be, refrain from acting in accordance with the instructions of the Majority Banks, and shall be fully protected in so doing;

         (b) unless and until it shall have received directions from the Majority Banks, take such action, or refrain from taking such action in respect of a Default of which the Agent has actual knowledge as it shall deem advisable in the best interests of the Banks (but shall not be obliged to do so);

         (c) refrain from acting in accordance with any instructions of the Majority Banks to institute, or to instruct the Security Agent to institute any legal proceedings arising out of or in connection with this Agreement and/or the Security Documents until it and/or the Security Agent, has been indemnified and/or secured to its satisfaction against any and all costs, expenses or liabilities (including legal fees) which it and/or the Security Agent would or might incur as a result;

         (d) deem and treat (i) each Bank as the person entitled to the benefit of the Contribution of such Bank for all purposes of this Agreement and the Security Documents unless and until a Transfer Certificate shall have been filed with the Agent and shall have become effective, and (ii) the office set opposite the name of each Bank in part A of schedule 1 or, as the case may be, in any relevant Transfer Certificate as such Bank's lending office unless and until a written notice of change of lending office shall have been received by the Agent; and the Agent may act upon any such notice unless and until the same is superseded by a further such notice;

         (e) rely as to matters of fact which might reasonably be expected to be within the knowledge of any Obligor upon a certificate signed by any director of the relevant Obligor on behalf of such Obligor; and

         (f) refrain from doing anything which would, or might in its opinion, be contrary to any law or regulation of any jurisdiction and may do anything which is in its opinion necessary or desirable to comply with any such law or regulation.

19.5     NO  LIABILITY  OF  JOINT  ARRANGERS,  SECURITY  AGENT,  SECURITY  AGENT
         -----------------------------------------------------------------------
         GUARANTOR  AND AGENT
         -------------------
         None of the Joint Arrangers, the Security Agent, the Security Agent Guarantor, the Agent or any of their respective employees and agents shall:

         (a)   be obliged to request any  certificate  or opinion  under  clause
               12.1 or any provision of the Security Documents or to make any enquiry as to the use of the proceeds of the Facilities unless (in the case of the Agent) so required in writing by any Bank, in which case the Agent shall promptly make the appropriate request of the relevant Obligor; or

         (b) be obliged to make any enquiry as to any breach or default by any Obligor in the performance or observance of any of the provisions of this Agreement or as to the existence of a Default unless (in the case of the Agent) the Agent has actual knowledge thereof or has been notified in writing thereof by a Bank, in which case the Agent shall promptly notify the Banks of the relevant event or circumstance; or

         (c) be obliged to enquire whether or not any representation or warranty made by any Obligor pursuant to this Agreement or any of the Security Documents is true; or

         (d) be obliged to do anything (including, without limitation, disclosing any document or information) which would, or might in its opinion, be contrary to any law or regulation or be a breach of any duty of confidentiality or otherwise be actionable or render it liable to any person; or


         (e) be obliged to account to any Bank for any sum or the profit element of any sum received by it for its own account; or

         (f) be obliged to institute any legal proceedings arising out of or in connection with, or otherwise take steps to enforce, this Agreement and/or the Security Documents other than on the instructions of the Majority Banks; or

         (g) be liable to any Bank for any action taken or omitted under or in connection with this Agreement and/or the Security Documents or the Loan unless caused by its gross negligence or wilful misconduct.

         For the purposes of this clause 19 neither the Agent, nor the Security Agent shall be treated as having actual knowledge of any matter of which the corporate finance or any other division outside the agency or loan administration department of the person for the time being acting as the Agent or the Security Agent, as the case may be, may become aware in the context of corporate finance, advisory or lending activities from time to time undertaken by the Agent or the Security Agent, as the case may be, for the Borrower or any of its Subsidiaries or Associated Companies or any other person which may be a trade competitor of any of the Obligors or may otherwise have commercial interests similar to those of any of the Obligors.

19.6     NON-RELIANCE  ON   JOINT  ARRANGERS,  SECURITY  AGENT,  SECURITY  AGENT
         -----------------------------------------------------------------------
         GUARANTOR, OVERDRAFT BANK OR AGENT
         ----------------------------------

         Each Bank acknowledges, by virtue of its execution of this Agreement or, as the case may be, a Transfer Certificate, that it has not relied on any statement, opinion, forecast or other representation made by the Joint Arrangers, the Security Agent, the Security Agent Guarantor, Overdraft Bank or the Agent to induce it to enter into this Agreement and that it has made and will continue to make, without reliance on the Agent, the Security Agent, the Security Agent Guarantor, Overdraft Bank or the Joint Arrangers and based on such documents as it considers appropriate, its own appraisal of the creditworthiness of the Borrower and its Subsidiaries and its own independent investigation of the financial condition, prospects and affairs of the Borrower and its Subsidiaries in connection with the making and continuation of the Loan under this Agreement. None of the Joint Arrangers, the Security Agent, the Security Agent Guarantor, Overdraft Bank or the Agent shall have any duty or responsibility, either initially or on a continuing basis, to provide any Bank with any credit or other information with respect to the Obligors whether coming into its possession before the making of any Advance or at any time or times thereafter, other than (in the case of the Agent) as provided in clause 19.3(a).

19.7     NO  RESPONSIBILITY  ON  JOINT  ARRANGERS,  SECURITY AGENT, THE SECURITY
         -----------------------------------------------------------------------
         AGENT  GUARANTOR,  THE  OVERDRAFT  BANK  OR  AGENT  FOR  ANY  OBLIGOR'S
         -----------------------------------------------------------------------
         PERFORMANCE
         -----------

         None of the Joint  Arrangers,  the Security  Agent,  the Security Agent
         Guarantor,   the   Overdraft   Bank  or  the  Agent   shall   have  any
         responsibility or liability to any Bank:

         (a) on account of the failure of any Obligor to perform its obligations under this Agreement or any Security Document; or

         (b)   for the financial condition of any Obligor; or

         (c) for the completeness or accuracy of any statements, representations or warranties in this Agreement, any Security Document or the Information Memorandum or any document delivered under this Agreement or any Security Document; or

         (d) for the execution, effectiveness, adequacy, genuineness, validity, enforceability or admissibility in evidence of this Agreement or any of the Security Documents or of any certificate, report or other document executed or delivered under this Agreement or any of the Security Documents; or

         (e) otherwise in connection with the Facilities or its negotiation or for acting (or, as the case may be, refraining from acting) in accordance with the instructions of the Majority Banks.

19.8     RELIANCE ON DOCUMENTS AND PROFESSIONAL ADVICE
         ---------------------------------------------

         The Joint Arrangers, the Security Agent, the Security Agent Guarantor and the Agent shall be entitled to rely on any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person and shall be entitled to rely as to legal or other professional matters on opinions and statements of any legal or other professional advisers selected or approved by it (including those in the Agent's employment).

19.9     OTHER DEALINGS
         --------------

         The Joint Arrangers, the Security Agent, the Security Agent Guarantor and the Agent may, without any liability to account to the Banks, accept deposits from, lend money to, and generally engage in any kind of banking or other business with, and provide advisory or other services to, the Borrower or any of its Subsidiaries or associated companies or any of the Banks as if it were not the Joint Arrangers or the Agent, as the case may be.

19.10    RIGHTS OF AGENT,  OVERDRAFT BANK AND SECURITY  AGENT GUARANTOR AS BANK:
         -----------------------------------------------------------------------
         NO PARTNERSHIP
         --------------

         With respect to its own Commitment and Contribution (if any) the Agent, Overdraft Bank and the Security Agent Guarantor shall have the same rights and powers under this Agreement and the Security Documents as any other Bank and may exercise the same as though it were not performing the duties and functions delegated to it under this Agreement and/or the Security Documents and the term "BANKS" shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity as a Bank. This Agreement shall not and shall not be construed so as to constitute a partnership between the parties or any of them.

19.11    AMENDMENTS: WAIVERS
         -------------------

         (a) Subject to clause 19.11(b), the Agent may, with the consent of the Majority Banks (or if and to the extent expressly authorised by the other provisions of this Agreement) and, if so instructed by the Majority Banks, shall (i) agree amendments or modifications to this Agreement with the Obligors and/or (ii) vary or waive breaches of; or defaults under, or otherwise excuse performance of; any provision of this Agreement by any Obligor.

               Any such action so authorised and effected by the Agent shall be documented in such manner as the Agent shall (with the approval of the Majority Banks) determine, shall be promptly notified to the Banks by the Agent and (without prejudice to the generality of clause I 9.2) shall be binding on all the Banks.

         (b) Except with the prior written consent of all the Banks, the Agent shall not have authority on behalf of the Banks (A) to agree with any Obligor any amendment or modification to this Agreement or to grant waivers in respect of breaches or defaults or to vary or excuse performance of or under this Agreement by any Obligor, if the effect of such amendment, modification, waiver, variation or excuse would be to (i) reduce the Margin, (ii) postpone the due date or reduce the amount of any reduction in availability, any payment of principal, interest, commitment commission or other amount payable by any Obligor under this Agreement or any of the Security Documents, (iii) change the currency in which any amount is payable by any Obligor under this Agreement or any of the Security Documents, (iv) increase any Bank's Commitment, (v) change the definition of "Majority Banks" in clause 1.2, (vi) change any provision of this Agreement which expressly or impliedly requires the approval or consent of all the Banks such that the relevant approval or consent may be given otherwise than with the sanction of all the Banks, (vii) change clause 4.1,
               (viii) change the order of distribution under clause 9.10, (ix) change clause 17.2, (x) change this clause 19.11 or (B) release any member of the Group or any of their respective assets from the security created by any of the Security Documents unless such release is to permit the disposal or other dealing with such asset in accordance with the terms of this Agreement and any relevant Security Document or (C) release any Guarantor from its obligations under any Guarantee to which it is a party other than pursuant to a merger in accordance with clause 12.2(b).

         (c) For the purposes of this clause 19.11 it is expressly agreed and acknowledged that the execution of a Guarantor's Deed of
               Accession or any deed or instrument pursuant to a further assurance provision in the Security Documents shall not constitute an amendment or modification to, or variation of; this Agreement or any of the Security Documents.

19.12    REIMBURSEMENT AND INDEMNITY BY BANKS
         ------------------------------------

         Each Bank shall reimburse the Joint Arrangers, the Overdraft Bank and the Agent (rateably in accordance with such Bank's Commitment or Contribution), to the extent that the Joint Arrangers or the Agent is not reimbursed by the Obligors, for the costs, charges and expenses incurred by the Arranger, the Overdraft Bank and the Agent in connection with the negotiation, preparation and execution of this Agreement and the Security Documents and/or in contemplation of; or otherwise in connection with, the enforcement or attempted enforcement of; or the preservation or attempted preservation of any rights under, or in carrying out its duties under, this Agreement and/or any of the Security Documents including (in each case) the fees and expenses of legal or other professional advisers. Each Bank shall on demand indemnify the Agent (rateably in accordance with its Commitment or Contribution) against all liabilities, damages, costs and claims whatsoever incurred by the Agent in connection with this Agreement and the Security Documents or the performance of its duties under this Agreement and the Security Documents or any action taken or omitted by the Agent under this Agreement and/or any of the Security Documents, unless such liabilities, damages, costs or claims arise from the Agent's own gross negligence or wilful misconduct.

19.13    RETIREMENT OF AGENT
         -------------------

         (a) The Agent may retire from its appointment as Agent under this Agreement having given to the Borrower and each of the Banks not less than 30 days' notice of its intention to do so, provided that no such retirement shall take effect unless there has been appointed by the Banks as a successor agent:

                (i) a Bank  nominated by the Majority  Banks with the consent of the Borrower (not to be unreasonably withheld or delayed) or, failing such a nomination,

               (ii) any reputable and experienced bank or financial  institution with offices in London nominated by the Agent with the consent of the Borrower (not to be unreasonably withheld or delayed).

               Any corporation into which the Agent may be merged or converted or any corporation with which the Agent may be consolidated or any corporation resulting from any merger, conversion, amalgamation, consolidation or other reorganisation to which the Agent shall be a party shall, to the extent permitted by applicable law, be the successor Agent under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement, save that notice of any such merger, conversion, amalgamation, consolidation or other reorganisation shall forthwith be given to the Borrower and the Banks.

         (b) Upon any such successor as aforesaid being appointed, the retiring Agent shall be discharged from any further obligation under this Agreement (but shall continue to have the benefit of this clause 18 in respect of any action it has taken or refrained from taking prior to such discharge) and its successor and each of the other parties to this Agreement shall have the same rights and obligations among themselves as they would have had if such successor had been a party to this Agreement in place of the retiring Agent. The retiring Agent shall (at the expense of the Borrower) provide its successor with copies of such of its records as its successor reasonably requires to carry out its functions under this Agreement.

19.14    RETIREMENT OF OVERDRAFT BANK
         ----------------------------

         With the prior consent of the Borrower, not to be unreasonably withheld or delayed, the Overdraft Bank may resign from its appointment as Overdraft Bank under the Agreement provided that no such retirement shall take effect unless a successor Overdraft Bank has been appointed by the Borrower and has entered into such arrangements as may be required to become a party to this Agreement as Overdraft Bank and to assume rights and obligations by the original Overdraft Bank.

19.15    CHANGE OF REFERENCE BANKS
         -------------------------

         If (a) the whole of the Contribution (if any) of any Reference Bank is prepaid, (b) the Commitment (if any) of any Reference Bank is reduced to zero in accordance with clause 6.3 or 15.1, (c) a Reference Bank novates the whole of its rights and obligations (if any) as a Bank under this Agreement or (d) any Reference Bank ceases to provide quotations to the Agent for the purposes of determining EURIBOR, the Agent may, acting on the instructions of the Majority Banks, terminate the appointment of such Reference Bank and after consultation with the Borrower appoint another Bank to replace such Reference Bank.

19.16    PROMPT DISTRIBUTION OF PROCEEDS
         -------------------------------

         Moneys received by the Security Agent (whether from a Receiver or otherwise) pursuant to the exercise of (or otherwise by virtue of the existence of) any rights and powers under or pursuant to any of the Security Documents shall be paid to the Agent for distribution in accordance with the terms of the Security Deed shall be distributed by the Agent as soon as is practicable after the relevant moneys are received by, or otherwise become available to, the Agent save that (without prejudice to any other provision contained in any of the Security Documents) the Agent (acting on the instructions of the Majority Banks) may credit any moneys received by it to a suspense account for so long and in such manner as the Agent may from time to time determine with a view to preserving the rights of the Finance Parties or any of them to prove for the whole of their respective claims against any Obligor or any other person liable.

20.      NOTICES AND OTHER MATTERS
         -------------------------

20.1     NOTICES
         -------

          Every notice, request, demand or other communication under this Agreement shall:

          (a) be in writing delivered personally or by first-class prepaid letter (airmail if available) or telefax;

          (b) be deemed to have been received, subject as otherwise provided in this Agreement, in the case of a letter when delivered and, in the case of a telefax, when a complete and legible copy is received by the addressee (unless the date of despatch is not a business day in the country of the addressee or the time of despatch of any telefax is after the close of business in the country of the addressee in which case it shall be deemed to have been received at the opening of business on the next such business day); and

          (c)  be sent:

               (i)  to each Obligor at:

                    p/a United TeleKabel Holding N.V.
                    Kabelweg 55
                    1014 BA Amsterdam
                    The Netherlands

                    Telefax: 00 31 20 776 6899

                    Attention:       General Counsel

                    with a copy to:

                    United Pan-Europe Communications N.V.
                    Fred. Roeskestraat 123
                    1076 EE Amsterdam
                    The Netherlands

                    Telefax: 00 31 20 778 9841

                    Attention:       Managing Director of Treasury and General
                                     Counsel

              (ii)  to the Overdraft Bank and the Security Agent Guarantor at:

                    Coolsingel 93
                    3012 AE Rotterdam
                    The Netherlands

                    Telefax: 0031 10 401 5906

                    Attention:       Mr. J.E. Post

             (iii)  to the Agent and Security Agent at:

                    MeesPierson N.V.
                    Coolsingel 93
                    3012 AE Rotterdam
                    The Netherlands

                    Telefax: 0031 10 401 5161

                    Attention:       Mr. L.J.M. Van Der Knaap

              (iv)  to the Joint Arrangers at:

                    Bank of America International Limited
                    New Broad Street House
                    35 New Broad Street
                    London EC2M lSH

                    Telefax: 00 44 181 313 2140

                    Attention:       Clare Godley

                    Citibank, N.A.
                    PO Box 2OO
                    Cottons Centre
                    Hays Lane
                    London SE1 2QT

                    Telefax: 00 44 171 500 2331

                    Attention:       Graham Thrower

                    Deutsche Bank AG London
                    6 Bishopsgate
                    London EC2N 4DA

                    Telefax: 00 44 171 545 7430

                    Attention:       Martin Flaherty/Alison Pring

                    MeesPierson N.V.
                    Coolsingel 93
                    3012 AE Rotterdam
                    The Netherlands

                    Telefax: 00 31 10 401 5906

                    Attention:       Mr. J.E. Post

                    Paribas
                    3 Rue d'Antin
                    75002 Paris
                    France

                    Telefax: 00 33 1 42 98 0979

                    Attention:       D.de Paillerets/L.Giesen

               (v)  to each Bank

                    at its  address or  telefax  number  specified  in part A of schedule 1 or in any relevant Transfer Certificate

               or to such other address or telefax number as is notified by the relevant party to the other parties to this Agreement.

20.2     NOTICES THROUGH THE AGENT
         -------------------------

         Every notice, request, demand or other communication under this Agreement to be given by any Obligor to any other party shall be given to the Agent for onward transmission as appropriate and to be given to the Obligors (or any of them) shall (except as otherwise provided in this Agreement) be given by the Agent.

20.3     NO IMPLIED WAIVERS REMEDIES CUMULATIVE
         --------------------------------------

         No failure or delay on the part of the Finance Parties or any of them to exercise any power, right or remedy under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Finance Parties or any of them of any power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy. The remedies provided in this Agreement are cumulative and are not exclusive of any remedies provided by law.

20.4     ENGLISH TRANSLATIONS
         --------------------

         All certificates, instruments and other documents to be delivered under or supplied in connection with this Agreement shall be in the English language or shall be accompanied by a certified English translation upon which the Agent, the Joint Arrangers and the Banks shall be entitled to rely.

20.5     COUNTERPARTS
         ------------

         This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, each of which when so executed and delivered shall be an original, but all counterparts shall together constitute one and the same instrument.

21.      GOVERNING LAW AND JURISDICTION
         ------------------------------

21.1     LAW
         ---

         This Agreement shall be governed by English law.

21.2     SUBMISSION TO JURISDICTION
         --------------------------

          The parties to this Agreement agree for the benefit of the Finance Parties that:

          (a) if any party has any claim against any other arising out of or in connection with this Agreement such claim shall (subject to clause 21.2(c)) be referred to the High Court of Justice in England, to the jurisdiction of which each of the parties irrevocably submits;

          (b) the jurisdiction of the High Court of Justice in England over any such claim against the any Finance Party shall be an exclusive jurisdiction and no courts outside England shall have jurisdiction to hear or determine any such claim; and


          (c) nothing in this clause 21.2 shall limit the right of the Finance Party to refer any such claim against any Obligor to any other court of competent jurisdiction outside England, to the jurisdiction of which each Obligor hereby irrevocably agrees to submit, nor shall the taking of proceedings by any Finance Party before the courts in one or more jurisdictions preclude the taking of proceedings in any other jurisdiction whether concurrently or not.

 21.3    AGENT FOR SERVICE OF PROCESS
         ----------------------------
         Each Obligor irrevocably designates, appoints and empowers HRO Registrars Limited at present of Mellier House, 26a Albemarle Street, London W1X 3FA to receive for it and on its behalf service of process issued out of the High Court of Justice in England in relation to any claim arising out of or in connection with this Agreement.

IN WITNESS whereof the parties to this Agreement have caused this Agreement to be duly executed on the date first above written.

                                              SCHEDULE 1
                                              ----------
                               PART A - THE BANKS AND THEIR COMMITMENTS
                               ----------------------------------------

------------------------------------ ----------------------------------------- ----------------------------
NAME                                 ADDRESS AND TELEFAX NUMBER                COMMITMENT
                                                                               euro
------------------------------------ ----------------------------------------- ----------------------------
Citibank N.A.                        2 Penns Way                               68,000,000
                                     Suite 200
                                     Newcastle
                                     DE 19720
                                     USA

                                     Telefax:  001 302 894 6094/95
                                     Attention: Leonard Mudlock

------------------------------------ ----------------------------------------- ----------------------------
Deutsche Bank AG London              6 Bishopsgate                             68,000,000
                                     London EC2N 4DA

                                     Telefax:          00 44 171545 4638
                                     Attention:        Roger Penn/ Brenda Hill,
                                                       Credit Administration
                                                       Department

------------------------------------ ----------------------------------------- ----------------------------
MeesPierson N.V.                     Coolsingel 93                             68,000,000
                                     3012 AE Rotterdam
                                     The Netherlands

                                     Telefax:          00 31 10 401 5161
                                     Attention:        Mr. L.J.M. Van der
                                                       Knaap

------------------------------------ ----------------------------------------- ----------------------------
NB International Finance B.V.        Parnassustoren                            68,000,000
                                     Locatellikade
                                     P.O. Box 75215
                                     1076 AZ Amsterdam

                                     Telefax:          00 31 20 57 57 141
                                     Attention:        Allan Kerr

------------------------------------ ----------------------------------------- ----------------------------
Paribas                              3, Rue d'Antin                            68,000,000
                                     75002 Paris
                                     France

                                     Telefax:          0033 142 98 0979
                                     Attention:        D. de Paillerets/
                                                       L.Giese
------------------------------------ ----------------------------------------- ----------------------------

                                     PART B - ORIGINAL GUARANTORS
                                     ----------------------------

----------------------------------------- ------------------------------ --------------------------------
COMPANY                                     COUNTRY OF INCORPORATION     ADDRESS
----------------------------------------- ------------------------------ --------------------------------
CAI-Geldermalsen B.V.                            The Netherlands         Waterstraat 11
                                                                         Velp (6882 GA)
                                                                         The Netherlands
----------------------------------------- ------------------------------ --------------------------------
CAI-Wijchen B.V.                                 The Netherlands         Waterstraat 11
                                                                         Velp (6882 GA)
                                                                         The Netherlands
----------------------------------------- ------------------------------ --------------------------------
CAI-Tiel B.V.                                    The Netherlands         Waterstraat 11
                                                                         Velp (6882 GA)
                                                                         The Netherlands
----------------------------------------- ------------------------------ --------------------------------
CAI-Buren B.V.                                   The Netherlands         Waterstraat 11
                                                                         Velp (6882 GA)
                                                                         The Netherlands
----------------------------------------- ------------------------------ --------------------------------
CAI-Dodewaard B.V.                               The Netherlands         Waterstraat 11
                                                                         Velp (6882 GA)
                                                                         The Netherlands
----------------------------------------- ------------------------------ --------------------------------
CAI-Neerijnen-West B.V.                          The Netherlands         Waterstraat 11
                                                                         Velp (6882 GA)
                                                                         The Netherlands
----------------------------------------- ------------------------------ --------------------------------
CAI-Midden-Betuwe B.V.                           The Netherlands         Waterstraat 11
                                                                         Velp (6882 GA)
                                                                         The Netherlands
----------------------------------------- ------------------------------ --------------------------------
Kabelexploitatiemaatschappij CAI-Renkum          The Netherlands         Waterstraat 11
B.V.                                                                     Velp (6882 GA)
                                                                         The Netherlands
----------------------------------------- ------------------------------ --------------------------------
CAI-Wageningen B.V.                              The Netherlands         Waterstraat 11
                                                                         Velp (6882 GA)
                                                                         The Netherlands
----------------------------------------- ------------------------------ --------------------------------
CAI-Over-Betuwe B.V.                             The Netherlands         Waterstraat 11
                                                                         Velp (6882 GA)
                                                                         The Netherlands
----------------------------------------- ------------------------------ --------------------------------
CAI-Heteren B.V.                                 The Netherlands         Waterstraat 11
                                                                         Velp (6882 GA)
                                                                         The Netherlands
----------------------------------------- ------------------------------ --------------------------------
CAI-Elst B.V.                                    The Netherlands         Waterstraat 11
                                                                         Velp (6882 GA)
                                                                         The Netherlands
----------------------------------------- ------------------------------ --------------------------------

                                      104


----------------------------------------- ------------------------------ --------------------------------
CAI-Bemmel B.V.                                  The Netherlands         Waterstraat 11
                                                                         Velp (6882 GA)
                                                                         The Netherlands
----------------------------------------- ------------------------------ --------------------------------
CAI-Valburg B.V.                                 The Netherlands         Waterstraat 11
                                                                         Velp (6882 GA)
                                                                         The Netherlands
----------------------------------------- ------------------------------ --------------------------------
CAI-Gendt B.V.                                   The Netherlands         Waterstraat 11
                                                                         Velp (6882 GA)
                                                                         The Netherlands
----------------------------------------- ------------------------------ --------------------------------
CAI-Almere B.V.                                  The Netherlands         Waterstraat 11
                                                                         Velp (6882 GA)
                                                                         The Netherlands
----------------------------------------- ------------------------------ --------------------------------
CAI-Lingewaal B.V.                               The Netherlands         Waterstraat 11
                                                                         Velp (6882 GA)
                                                                         The Netherlands
----------------------------------------- ------------------------------ --------------------------------
CAI-Dronten B.V.                                 The Netherlands         Waterstraat 11
                                                                         Velp (6882 GA)
                                                                         The Netherlands
----------------------------------------- ------------------------------ --------------------------------
CAI-Lelystad B.V.                                The Netherlands         Waterstraat 11
                                                                         Velp (6882 GA)
                                                                         The Netherlands
----------------------------------------- ------------------------------ --------------------------------
CAI-Druten B.V.                                  The Netherlands         Waterstraat 11
                                                                         Velp (6882 GA)
                                                                         The Netherlands
----------------------------------------- ------------------------------ --------------------------------
CAI-NKM  Nijmegen B.V.                           The Netherlands         Waterstraat 11
                                                                         Velp (6882 GA)
                                                                         The Netherlands
----------------------------------------- ------------------------------ --------------------------------

                                              SCHEDULE 2
                                              ----------
                                       FORM OF DRAWDOWN NOTICE
                                       -----------------------

To:      MeesPierson N.V.
         Coolsingel 93
         3012 AE Rotterdam
         The Netherlands                                                * 19*


       euro340,000,000 LOAN FACILITY AGREEMENT DATED * 1999 (AS FROM TIME
           TO TIME AMENDED, VARIED, EXTENDED, RESTATED, REFINANCED OR
                           REPLACED, THE "AGREEMENT")

We refer to the Agreement and hereby give you notice that we wish to draw down a Revolving Advance of * on *19* for a Term of * months credited to [NAME AND NUMBER OF ACCOUNT] with [DETAILS OF BANK IN THE NETHERLANDS].

We confirm that:

1 so far as we are aware, no event or circumstance has occurred and is continuing or will result from the making of such Advance which constitutes a Default; [and]

2 the representations and warranties contained in clauses 11.1 and 11.2 of the Agreement to be repeated in accordance with clause 11.4 of the Agreement are true and correct as at the date of this notice as if made with respect to the facts and circumstances existing at the date of this notice.

We confirm that Annualised Consolidated EBITDA (determined by reference to the most recently ended Six Month Period in respect of which Quarterly Management Accounts have been delivered under the Agreement) was [ ].

We further confirm that the ratio of Senior Debt (including for these purposes, the amount of the Advance the subject of this notice) to Annualised Consolidated EBITDA (determined as above) was [ ].

Words and expressions defined in the Agreement shall have the same meanings where used in this notice.

For and on behalf of
N.V. TeleKabel


                           ................................................

                                   SCHEDULE 3
                                   ----------
    DOCUMENTS AND EVIDENCE REQUIRED AS CONDITIONS PRECEDENT TO FIRST ADVANCE
    ------------------------------------------------------------------------

(a) A copy, certified as a true, complete and up-to-date copy by an Authorised Officer of the Borrower, of the constitutive documents of each Obligor amended as agreed between the Borrower and the Agent.

(b) A copy, certified as true, complete and up-to-date copy by an authorised officer of the Shareholder, of the constitutive documents of the Shareholder.

(c) A copy, certified as a true, complete and up-to-date copy by an authorised officer of UPC, of the constitutive documents of UPC.

(d) A copy, certified as a true copy by an Authorised Officer of the Borrower, of resolutions of the Supervisory Board of Directors of the Borrower evidencing approval of this Agreement, the Security Documents to which it is a party and authorising its appropriate officers to execute and deliver this Agreement, such Security Documents and to give all notices and take all other action required by the Borrower under this Agreement and each such Security Document.

(e) A copy, certified as a true copy by an Authorised Officer of the Borrower or a director or the secretary of the relevant other Security Provider or Obligor of resolutions of the Board of Directors of each Obligor and Security Provider evidencing approval of this Agreement and the Security Documents to which they are a party and authorising their respective appropriate officers to execute and deliver this Agreement and such Security Documents and to give all notices and take all other action required by such Obligor or Security Provider thereunder.

(f) Specimen signatures, authenticated by an Authorised Officer of the Borrower or a director or the secretary of the relevant other Security Provider or Obligor, of the persons authorised in the resolutions referred to in paragraphs (d) and (e) above, together with originals of the powers of attorney granted by the Borrower and any Obligor or Security Provider in connection with the Finance Documents.

(g) A copy, certified as a true copy by an Authorised Officer of the Borrower or a director or the secretary of the relevant other Security Provider or Obligor, of all consents, authorisations, licences and approvals required by each Obligor and Security Provider to authorise, or required by the same in connection with, the execution, delivery, validity, enforceability and admissibility in evidence of this Agreement and the Security Documents and the performance by the same of their respective obligations under this Agreement and the Security Documents.

(h)       (i)  An opinion of Norton Rose,  dated not more than five Banking Days prior to the first Drawdown Date.

         (ii) An opinion of Nauta Dutilh, legal advisers to the Banks in The Netherlands, dated not more than five Banking Days prior to the first Drawdown Date.

        (iii) An opinion of Houthoff, legal advisers to the Borrower in The Netherlands dated not more than five Banking Days prior to the first Drawdown Date.

(i) A copy, certified as a true copy by an Authorised Officer of the Borrower of a letter from each agent for receipt of service of process referred to this Agreement and the Security Deed accepting its appointment.

(j) The Share Securities, the Account Pledge, the Subordination Deed, the Receivables Pledges, the Moveables Pledges, the Pledge over Principal Agreements, the Pledge of Rights against Municipalities, the Pledge of Rights against Casema, the Pledge of Intercompany Claims, the UPC Funding Undertaking and the Security Deed duly executed by the Obligors and Security Providers as party thereto together with all documents, deeds, notices and certificates required to be delivered pursuant to the terms thereof.

(k)      Original   irrevocable   power  of  attorney  to  the  Security   Agent
         authorising the Security Agent to execute a Mortgage Deed.

(l) The audited financial statements for the financial year ended on 31 December 1997 of the Shareholder and its Subsidiaries.

(m) Quarterly Management Accounts in respect of the Shareholder and its Subsidiaries in respect of the Quarterly Periods ended 31st December 1998 and Monthly Information in respect of the Shareholder and its Subsidaries in respect of the month ended 31st January 1999.

(n)      The report of A.D. Little, independent consultants to the Banks.

(o) PricewaterhouseCoopers audit on the financial model together with a reliance letter in respect thereof from PricewaterhouseCoopers to the Agent.

(p)      Certified copies of all insurance policies and cover notes.

(q) Copies, certified by the Authorised Officer of the Borrower to be true, complete and up to date copies of:

          (i)  the Principal Agreements; and

         (ii)  the Necessary Authorisations.

(r) A legal opinion of Holme Roberts & Owen LLP, legal advisers to the Borrower, confirming that the entry into the Facilities by the Borrower will not result in any default under the United International Holdings, Inc. Indenture dated 5th February, 1998.

(s) Evidence that a minimum amount of NLG 412,000,000 has been on lent to the Borrower by the Shareholder by way of Subordinated Shareholder Loan and/or subscribed in cash and/or assets by the Shareholder for equity share capital in the Borrower.

(t)      Due diligence reports from (i) Houthoff and (ii) Nauta Dutilh.

(u) A certificate from NUON as to the outstanding amount of the NUON Facility as at the anticipated date of drawdown of the first Advance together with account payment details.

(v) The fees letter referred to in clauses 6 and 8 duly signed by the Borrower.

(w)       A list of receivables for the purposes of the Receivables Pledge.

                                   SCHEDULE 4
                                   ----------
                         CALCULATION OF ADDITIONAL COST
                         ------------------------------

1 The Additional Cost for any period shall be calculated by the Agent in respect of each period for which it falls to be calculated in accordance with the following formula:

                                     Y001F
                                     -----   = per. cent per annum
                                      100

           F    =      The  amount  of Sterling per  (pound)1,000,000 of the fee
                       base  of  an  authorised   institution   payable  to  the
                       Financial Services Authority per annum (disregarding any minimum fee payable under the Fees Regulations)

           Y    =      The  fraction  of foreign currency liabilities taken into
                       account under the Fees Regulations in calculating the fee base (disregarding any offset for claims on non-resident offices)

2        For the purposes of calculating the Additional Cost:

         (a) the formula is applied on the first day of each period for which it falls to be calculated (and the result shall apply for the duration of such period);

         (b)      each  amount is rounded up to the nearest four decimal places;
                  and

         (c) if the formula produces a negative percentage, the percentage shall be taken as zero.

3 If alternative or additional financial requirements are imposed by the Bank of England, the Financial Services Authority or any other United Kingdom governmental authority or agency which in the Agent's opinion (after consultation with the Banks) make the formula no longer appropriate, the Agent shall be entitled by notice to the Borrower to stipulate such other formula as shall be suitable to apply in substitution for the formula. Any such other formula so stipulated shall take effect in accordance with the terms of such notice.

4        In this schedule 4:

          "AUTHORISED" and "INSTITUTION" have the meanings given to those terms in the Banking Act 1987;

          "BANK OF ENGLAND ACT" means the Bank of England Act 1998;

          "FEE BASE" has the meaning given to that term in the Fees Regulations; and

         "FEES REGULATIONS" means the Banking Supervision (Fees) Regulations 1998 or the applicable substitute regulations made under the Bank of England Act as are in force on the date of application of the formula.

                                   SCHEDULE 5
                                   ----------

                          FORM OF TRANSFER CERTIFICATE
                          ----------------------------

BANKS ARE ADVISED NOT TO EMPLOY TRANSFER CERTIFICATES WITHOUT FIRST ENSURING THAT THE TRANSACTION COMPLIES WITH ALL APPLICABLE LAWS AND REGULATIONS, INCLUDING THE FINANCIAL SERVICES ACT 1986 AND REGULATIONS MADE THEREUNDER.

To:      MeesPierson N.V.
         Coolsingel 93
         PO Box 749
         3000 AS Rotterdam

         Attention: *                                                     * 19*

TRANSFER CERTIFICATE

This Transfer Certificate relates to an Agreement (as from time to time amended, varied, extended, restated, refinanced or replaced, the "AGREEMENT") dated * 1999 between N.V. TeleKabel as Borrower (1), the entities listed in part B of schedule 1 thereto as Original Guarantors (2), Bank of America N.T & S.A., Citibank, N.A., Deutsche Bank AG London, MeesPierson N.A. and Paribas as Joint Arrangers (3), the banks and financial institutions whose respective names and addresses are set out in part A of schedule 1 thereto as Banks (4), MeesPierson N.V. as Overdraft Bank (5), MeesPierson N.V. as Agent (6), Stichting Security Agent N.V. TeleKabel as Security Agent (7) and MeesPierson N.V. as Security Agent Guarantor (8). Terms defined in the Agreement shall have the same meaning in this Transfer Certificate.

1 [Name of Existing Bank] (the "Existing Bank") (a) confirms the accuracy of the summary of its Commitment and Contribution set out in the schedule to this Transfer Certificate; and (b) requests [Transferee Bank] (the "TRANSFEREE") to accept and procure the transfer to the Transferee of the portion of its Commitment and Contribution specified in the schedule to this Transfer Certificate by counter-signing and delivering this Transfer Certificate to the Agent at its address for the service of notices specified in the Agreement.

2 The Transferee requests the Agent (on behalf of itself, the other Secured Parties, the Obligors and the Security Providers) to accept this Transfer Certificate as being delivered to the Agent pursuant to and for the purposes of clause 18.4 of the Agreement, so as to take effect in accordance with its terms on [date of transfer], [being not earlier than 5 Banking Days after date of delivery of the Certificate to the Agent] (the "Effective Date").

3 The Agent (on behalf of itself and the other parties to the Agreement) confirms the assignment and transfer effected by this Transfer Certificate pursuant to and for the purposes of clause 18.4 of the Agreement.

4         The Transferee confirms:

          (a) that it has received a copy of the Agreement, the Security Deed and all other Security Documents and other documentation and information required by it in connection with the transactions contemplated by this Transfer Certificate;

          (b) that it has made its own assessment of the execution, effectiveness, adequacy, genuineness, validity, enforceability and admissibility in evidence of the Agreement, the Security Documents and this Transfer Certificate and has not relied and will not rely on the Existing Bank or any statements made by the Existing Bank in that respect;

          (c) that it has made and will continue to make its own appraisal of the creditworthiness of the Borrower and its Subsidiaries and its own independent investigation of the financial condition, prospects and affairs of the Borrower and its Subsidiaries and has not relied and will not rely on the Existing Bank or any other Charging Entity or any statement, opinion, forecast or other representation made by the Existing Bank or any other Charging Entity in that respect;

          (d)  accordingly,  neither the  Existing  Bank nor any other  Charging
               Entity  shall  have  any  liability  or   responsibility  to  the
               Transferee in respect of any of the foregoing matters[; and]

          (e)  it is a Qualifying Bank.

5 Execution of this Transfer Certificate by the Transferee constitutes its representation to the Existing Bank and all other parties to the Agreement and the Security Deed that it has power to become party to the Agreement and the Security Deed as a Bank on the terms herein and therein set out and has taken all necessary steps to authorise execution and delivery of this Transfer Certificate.

6 The Transferee hereby undertakes to the Existing Bank, the Obligors and the other Finance Parties that it will perform in accordance with their terms all those obligations which by the respective terms of the Agreement, the Security Deed and all other Security Documents will be assumed by it after acceptance of this Transfer Certificate by the Agent.

7 The Transferee acknowledges that the Existing Bank has no obligation to repurchase or reacquire any of the rights and obligations transferred by virtue of this Transfer Certificate or to support, indemnify or compensate the Transferee for any losses suffered by the Transferee as a consequence of the transfer effected by virtue of this Transfer Certificate.

8 The Transferee hereby undertakes to the Existing Bank and the other Charging Entities that it will perform in accordance with their terms all those obligations which by the respective terms of the Agreement and the Security Deed will be assumed by it after acceptance of this Transfer Certificate by the Agent.

9 This Transfer Certificate and the rights and obligations of the parties hereunder are governed by and shall be construed in accordance with English law.

NOTE: This Transfer Certificate is not a security, bond, note, debenture, investment or similar instrument.

AS WITNESS the hands of the authorised signatories of the parties hereto on the date appearing below.

                                             THE SCHEDULE

AMOUNT OF CONTRIBUTION                NEXT INTEREST PAYMENT DATE                    PORTION NOVATED
         euro                                                                         euro





       AMOUNT OF                                                                    PORTION NOVATED
       COMMITMENT                                                                       euro
         euro




                                 ADMINISTRATIVE DETAILS OF TRANSFEREE

Lending office:

Account for payments:

Telephone:

Telefax:

Attention:


[Existing Bank]                                                        [Transferee]
By:                                                           By:
Date:
                                                              Date:

The Agent
By:


on its own behalf
and on behalf of the other parties to the Agreement and the Security Deed

Date:

                                   SCHEDULE 6
                                   ----------

PART A - COMPLIANCE  CERTIFICATE TO BE DELIVERED BY AN AUTHORISED OFFICER OF THE
--------------------------------------------------------------------------------
BORROWER
--------

MeesPierson N.V.
Coolsingel 93
3012 AS Rotterdam
The Netherlands

Attention:  Mr L. J. M. Van Der Knaap                                     [Date]


Dear Sirs

N.V. TELEKABEL euro340,000,000 CREDIT FACILITIES
LOAN AGREEMENT DATED [ ], 1999 (AS FROM TIME TO TIME AMENDED, VARIED, EXTENDED, RESTATED, REFINANCED OR REPLACED THE "LOAN AGREEMENT")

We refer to the Loan Agreement and deliver this Certificate in respect of the Quarterly Period ended [Quarter Day] pursuant to clause 12.1(i)(ii) thereof. Terms defined in the Loan Agreement shall have the same meaning when used in this Certificate.

We confirm that on or as of the last day of the Quarterly Period ending [*]:

1 Consolidated EBITDA for the Quarterly Period ending on [Quarter Day] was [ ] [insert calculation details].

2 Consolidated EBITDA before Management Fees for the Quarterly Period ending on [Quarter Day] was [ ] [insert calculation details].

3 Annualised Consolidated EBITDA calculated by reference to the Six Month Period ending on [Quarter Day] was [ ] [insert calculation details]

4 Annualised Consolidated EBITDA before Management Fees calculated by reference to the six month period ending on [Quarter Day] was [insert calculation details].

5        As at [Quarter Day] Senior Debt was [                         ] [insert
         calculation details].

6 Senior Debt Cash Interest Charges for the 12 month period ending on [Quarter Day] were [ ] [insert calculation details].

7        1 Pro-Forma Senior Debt Service for the twelve months commencing [*] is
         [*].

--------------------------------------------------------------------------------
1  From and including 1st January 2002 only

Based on the above, we confirm that on [Quarter Day]:

1 The ratio of Senior Debt to Annualised Consolidated EBITDA was [o] [insert calculation details].

2 Annualised Consolidated EBITDA before Management Fees exceeded 85 per cent. of twice the base case Consolidated EBITDA before Management Fees for the Six Month Period ending on [*] as shown in the Management Base Case.

3 The ratio of Annualised Consolidated EBITDA to Senior Debt Cash Interest Charges was [*] [insert calculation details].

4 The ratio of Annualised Consolidated EBITDA to Pro Forma Senior Debt Service was [*] [insert calculation details].1

5        Excess Cash Flow was [*]2.

Accordingly, we confirm that [save as disclosed in this certificate] on [Quarter Day] the Borrower was in compliance with those covenants contained in clause
13.1 inclusive of the Loan Agreement which were applicable as at [Quarter Day].

We confirm that the representations and warranties contained in clause 11.1 of the Loan Agreement to be repeated in accordance with clause 11.4 of the Loan Agreement, are true and correct as at the date hereof as if made with reference to the facts and circumstances existing at such date.

For and on behalf of
N.V. TeleKabel



 .............................
Authorised Officer

--------------------------------------------------------------------------------
2 In respect of Quarterly Periods ending on 31st december only, commencing with the Quarterly Period ending on 31st January 2002.

                                   SCHEDULE 6
                                   ----------
  PART B - COMPLIANCE CERTIFICATE TO BE DELIVERED BY THE AUDITORS OF THE GROUP
  ----------------------------------------------------------------------------

MeesPierson N.V.
Coolsingel 93
3012 AS Rotterdam
The Netherlands

Attention:  Mr L. J. M. Van Der Knaap                                     [Date]


Dear Sirs

N.V. TELEKABEL euro340,000,000 CREDIT FACILITIES
LOAN AGREEMENT DATED [ ], 1999 (AS FROM TIME TO TIME AMENDED, VARIED, EXTENDED, RESTATED, REFINANCED OR REPLACED THE "LOAN AGREEMENT")

We refer to the Loan Agreement and deliver this Certificate in respect of the Quarterly Period ended [Quarter Day] pursuant to clause 12.1(i)(ii) thereof. Terms defined in the Loan Agreement shall have the same meaning when used in this Certificate.

We confirm that on or as of the last day of the Quarterly Period ending [*]:

1 Consolidated EBITDA for the Quarterly Period ending on [Quarter Day] was [ ] [insert calculation details].

2 Consolidated EBITDA before Management Fees for the Quarterly Period ending on [Quarter Day] was [ ] [insert calculation details].

3 Annualised Consolidated EBITDA calculated by reference to the Six Month Period ending on [Quarter Day] was [ ] [insert calculation details]

4 Annualised Consolidated EBITDA before Management Fees calculated by reference to the six month period ending on [Quarter Day] was [insert calculation details].

5        As at [Quarter Day] Senior Debt was [                         ] [insert
         calculation details].

6 Senior Debt Cash Interest Charges for the 12 month period ending on [Quarter Day] were [ ] [insert calculation details].

7 Pro-Forma Senior Debt Service for the twelve months commencing [*] is [*].

Based on the above, we confirm that on [Quarter Day]:

1 The ratio of Senior Debt to Annualised Consolidated EBITDA was [*] [insert calculation details].

2 Annualised Consolidated EBITDA before Management Fees exceeded 85 per cent. of twice the base case Consolidated EBITDA before Management Fees for the Six Month Period ending on [*] as shown in the Management Base Case.

3 The ratio of Annualised Consolidated EBITDA to Senior Debt Cash Interest Charges was [*] [insert calculation details].

4 The ratio of Annualised Consolidated EBITDA to Pro Forma Senior Debt Service was [*] [insert calculation details].1

5        Excess Cash Flow was [*].

Accordingly, we confirm that in our opinion [and save as disclosed in this Certificate] as at [year end] the Borrower was in compliance with those covenants contained in clause 13.1 of the Loan Agreement which were applicable as at [year end].

For and on behalf of

 ..............................
Auditors

                                              SCHEDULE 7
                                              ----------
                                            REGISTRATIONS
                                            -------------

-------------------------------------- -------------------------- ---------------------------------
DESCRIPTION                            REGISTERED NUMBER          HELD BY

-------------------------------------- -------------------------- ---------------------------------
Construction or offering a broadcast   900045                     N.V. TeleKabel
network ("Aanleggen of aanbieden van   (2 Feb 1999)
een omroepnetwerk")
-------------------------------------- -------------------------- ---------------------------------
Construction or offering of leased     900044                     N.V. TeleKabel
lines ("Aanleggen of aanbieden van     (2 Feb 1999)
huurlijnen")
-------------------------------------- -------------------------- ---------------------------------
Construction or offering of a public   900059                     N.V. Telekabel
telecommunication network              (12 Feb 1999)
("Aanleggen of aanbieden van een
openbaar telecommunicatienetwerk")
-------------------------------------- -------------------------- ---------------------------------
Offering of a public                   900043                     United TeleKabel Holding N.V.
telecommunication service              (2 Feb 1999)
("Aanbieder van een openbare
telecommunicatiedienst")
-------------------------------------- -------------------------- ---------------------------------
Registration Interconnection           40.012                     N.V. TeleKabel
                                       (26 Sept 1997)
-------------------------------------- -------------------------- ---------------------------------
Registration Special Access            40.514                     N.V. TeleKabel
                                       (26 Sept 1997)
-------------------------------------- -------------------------- ---------------------------------

                                   SCHEDULE 8
                                   ----------
                              PRINCIPAL AGREEMENTS
                              --------------------


1 Management Services Agreement dated on or about 5th March, 1999, made between (1) UTH and (2) the Borrower.

                                   SCHEDULE 9
                                   ----------
                     PART A - GUARANTOR'S DEED OF ACCESSION
                     --------------------------------------


To:               STICHTING SECURITY AGENT N.V. TELEKABEL as Security Agent

From:             [PROPOSED GUARANTOR] and [N.V. TELEKABEL]

Date:             [*]

N.V. TELEKABEL [euro]* Revolving Credit Agreement converting to a term loan dated *, 1999 (as from time to time amended, varied, extended, restated, refinanced or replaced the "FACILITY AGREEMENT")

We refer to clause [10.16] of the Facility Agreement. Words and expressions defined in the Facility Agreement have the same meanings when used in this Deed.

We, [name of company] of [address] agree to become an Acceding Guarantor and to be bound by the terms of the Facility Agreement as an Acceding Guarantor in accordance with clause 10.16 of the Facility Agreement and the Security Deed as a Guarantor in accordance with clause 10.5 of the Security Deed.

[LOCAL LAW LIMITATIONS ON AMOUNTS GUARANTEED BY ACCEDING GUARANTOR (IF ANY)]

Our address for notices for the purposes of clause 19.1 of the Facility Agreement is:

[*]

This Deed is intended to be executed as a deed and is governed by English law.

[PROPOSED GUARANTOR]                            [N.V. TELEKABEL]
[Appropriate execution clause]                  [Appropriate execution clause]
By:                                             By:


By:

STICHTING SECURITY AGENT N.V. TELEKABEL
[Appropriate execution clause]


By:

                                   SCHEDULE 9
                                   ----------
    PART B - DOCUMENTS AND EVIDENCE TO BE DELIVERED BY AN ACCEDING GUARANTOR
    ------------------------------------------------------------------------

(a)      Guarantor's  Deed  of  Accession,  duly   executed  under  seal  by the
         Acceding Guarantor and the Borrower;

(b) a Share Security over the shares of the Acceding Guarantor, duly executed as a deed by the parties to it (the "Relevant Shareholders");

(c) a Moveables Pledge, a Pledge over any Principal Agreements, a Pledge of Intercompany Claims and a Pledge of Rights against Municipalities to which the Acceding Guarantor is a party duly executed as a deed by the Acceding Guarantor and such other Security Documents as the Agent may require;

(d) an original irrevocable power of attorney to the Security Agent authorising the Security Agent to execute an Immovables Pledge;

(e) a copy of the constitutional documents of each of the Acceding Guarantor and the Relevant Shareholders;

(f) a copy of a resolution of the board of directors of each of the Acceding Guarantor and Relevant Shareholders approving the terms of, and the transactions contemplated by, the Guarantor's Deed of Accession, the relevant Security Documents (as appropriate) and authorising its appropriate officers to execute and deliver the Guarantor's Deed of Accession, the relevant Security Documents (as appropriate) and give all notices and take all other action required by it under the Finance Documents;

(g) a certificate of a director of the Acceding Guarantor certifying that the amounts to be guaranteed by the Acceding Guarantor would not cause any guaranteeing limit binding on it to be exceeded;

(h) a copy of any other authorisation or other document, opinion or assurance which is necessary for the execution, delivery and validity and enforceability of the Guarantor's Deed of Accession, the relevant Security Documents or the Share Security;

(i) a specimen of the signature of each person authorised by a resolution referred to in paragraph (f) above;

(j)      if  available,  a copy of the latest  audited  accounts of the Acceding
         Guarantor;

(k)      a legal  opinion of English  legal  advisers,  acceptable to the Agent,
         addressed   to  the   Security   Agent   Guarantor  on  behalf  of  the
         Beneficiaries (as defined in the Security Deed)

(l) if the Acceding Guarantor and/or a Relevant Shareholder is incorporated in a jurisdiction outside England, a legal opinion of legal advisers, acceptable to the Agent, in the jurisdiction of incorporation of the Acceding Guarantor and/or Relevant Shareholder (as appropriate), addressed to the Security Agent Guarantor on behalf of the Beneficiaries (as defined in the Security Deed);

(m) a certificate of an authorised signatory of the Acceding Guarantor and each Relevant Shareholder certifying that each copy document specified in part B of this schedule 9 and relating to it is correct, complete and in full force and effect as at a date no earlier than the date of the Guarantor's Deed of Accession or relevant Security Documents (as appropriate);

(n) a certificate of an authorised signatory of the Borrower confirming that its constitutional documents have not been amended (or, if they have, enclosing a copy of the amended constitutional documents) and that all authorisations and resolutions authorising its appropriate officers to execute and deliver the Guarantor's Deed of Accession remain in full force and effect;

(o) if applicable, share certificates and stock transfer forms executed in blank and all other documents required to be delivered to the Security Agent in connection with the relevant Share Security and such other documents as may be required pursuant to the relevant Security Documents; and

(p) such other documents as the Agent may reasonably require after taking the advice of the legal advisers referred to in paragraphs (k)and (l) above.



                                             SCHEDULE 10
                                             -----------
                      FORM OF QUARTERLY MANAGEMENT ACCOUNTS/MONTHLY INFORMATION
                      ---------------------------------------------------------
                                    CABLE TELEVISION - STATISTICS
                                    -----------------------------

----------------------- ---------------- --------------- ------------- ---------------- ---------------- -------------
OPERATING STATISTICS        MONTHLY         MONTHLY        VARIANCE          YTD              YTD        VARIANCE
                         [MONTH,YEAR]     [MONTH,YEAR]                  [MONTH,YEAR]     [MONTH,YEAR]
                            ACTUAL           BUDGET                        ACTUAL           BUDGET
----------------------- ---------------- --------------- ------------- ---------------- ---------------- -------------
Homes in Franchise
Area
----------------------- ---------------- --------------- ------------- ---------------- ---------------- -------------
Homes Passed
(serviceable)
----------------------- ---------------- --------------- ------------- ---------------- ---------------- -------------
% of Homes  Passed  in
Franchise Area
----------------------- ---------------- --------------- ------------- ---------------- ---------------- -------------

----------------------- ---------------- --------------- ------------- ---------------- ---------------- -------------
Subscribers
----------------------- ---------------- --------------- ------------- ---------------- ---------------- -------------
Basic
----------------------- ---------------- --------------- ------------- ---------------- ---------------- -------------
Enhanced Basic
----------------------- ---------------- --------------- ------------- ---------------- ---------------- -------------
Premium
----------------------- ---------------- --------------- ------------- ---------------- ---------------- -------------
Pay Per View Events
----------------------- ---------------- --------------- ------------- ---------------- ---------------- -------------
Other
----------------------- ---------------- --------------- ------------- ---------------- ---------------- -------------

----------------------- ---------------- --------------- ------------- ---------------- ---------------- -------------
Penetration
----------------------- ---------------- --------------- ------------- ---------------- ---------------- -------------
Basic
----------------------- ---------------- --------------- ------------- ---------------- ---------------- -------------
Enhanced Basic
----------------------- ---------------- --------------- ------------- ---------------- ---------------- -------------
Premium
----------------------- ---------------- --------------- ------------- ---------------- ---------------- -------------

----------------------- ---------------- --------------- ------------- ---------------- ---------------- -------------
Average revenue per
subscriber
----------------------- ---------------- --------------- ------------- ---------------- ---------------- -------------
Lifeline
----------------------- ---------------- --------------- ------------- ---------------- ---------------- -------------
Basic
----------------------- ---------------- --------------- ------------- ---------------- ---------------- -------------
Enhanced Basic
----------------------- ---------------- --------------- ------------- ---------------- ---------------- -------------
Premium
----------------------- ---------------- --------------- ------------- ---------------- ---------------- -------------
Pay Per View Events
----------------------- ---------------- --------------- ------------- ---------------- ---------------- -------------

----------------------- ---------------- --------------- ------------- ---------------- ---------------- -------------
Other Key Statistics
----------------------- ---------------- --------------- ------------- ---------------- ---------------- -------------
Number of Employees
(period end)
----------------------- ---------------- --------------- ------------- ---------------- ---------------- -------------
Hit Ratio (PPV)
----------------------- ---------------- --------------- ------------- ---------------- ---------------- -------------

----------------------- ---------------- --------------- ------------- ---------------- ---------------- -------------
First Connections
----------------------- ---------------- --------------- ------------- ---------------- ---------------- -------------
Reconnections
----------------------- ---------------- --------------- ------------- ---------------- ---------------- -------------
Disconnections
----------------------- ---------------- --------------- ------------- ---------------- ---------------- -------------
Churn Rate (basic
subscribers)
----------------------- ---------------- --------------- ------------- ---------------- ---------------- -------------

                                       CABLE TELEPHONY - STATISTICS
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
OPERATING STATISTICS        MONTHLY          MONTHLY        VARIANCE         YTD              YTD        VARIANCE
                         [MONTH,YEAR]     [MONTH,YEAR]                   [MONTH,YEAR]    [MONTH,YEAR]
                            ACTUAL           BUDGET                         ACTUAL          BUDGET
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Homes in Franchise
Area
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Homes Passed
(serviceable)
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Business Passed
(serviceable)
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
- Small Office
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
- Medium Business
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
- Large Office
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
% of Homes Passed  in
Franchise Area
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
% of  Bus. Passed  in
Franchise Area
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------

----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Subscribers
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Residential
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Business
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
- Small Office
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
- Medium Business
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
- Large Office
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------

----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Lines Served
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Residential
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Business
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
- Small Office
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
- Medium Business
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
- Large Office
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------

----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Penetration
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Residential
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Business
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
- Small Office
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
- Medium Business
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
- Large Office
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------

----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Average revenue per
subscriber
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Residential
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Business
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
- Small Office
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
- Medium Business
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
- Large Office
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------

                                      126


----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Average revenue per
line
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Residential
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Business
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
- Small Office
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
- Medium Business
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
- Large Office
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------

----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Other Key Statistics
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Number of Employees
(period end)
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------

----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Lines per subscriber
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Residential
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
- Small Office
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
- Medium Office
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
- Large Office
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------

----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
First Connections
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Reconnections
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Disconnections
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Churn Rate (total
subscribers)
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------

                                   CABLE DATASERVICES - STATISTICS
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
OPERATING STATISTICS        MONTHLY          MONTHLY        VARIANCE         YTD              YTD          VARIANCE
                         [MONTH,YEAR]     [MONTH,YEAR]                   [MONTH,YEAR]    [MONTH,YEAR]
                            ACTUAL           BUDGET                         ACTUAL          BUDGET
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Homes in Franchise
Area
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Homes Passed
(serviceable)
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Businesses Passed
(serviceable)
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
- Small Office
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
- Medium Office
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
- Large Office
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
% of Homes Passed  in
Franchise Area
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
% of  Bus. Passed  in
Franchise Area
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------

----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Subscribers
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Residential
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Business - Small
Office
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Business - Medium
Office
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Business - Large
Office
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Other
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Total Subscribers
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------

----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Penetration
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Residential
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Business
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
- Small Office
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
- Medium Office
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
- Large Office
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------

----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Average revenue per
subscriber
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Residential
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Business
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
- Small Office
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
- Medium Office
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
- Large Office
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------

----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Other Key Statistics
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Number of Employees
(period end)
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------

                                      128

----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
First Connections
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Reconnections
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Disconnections
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Churn Rate
----------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------

                                           PROFIT AND LOSS ACCOUNT (NLG `000)
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
PROFIT & LOSS               MONTLY           MONTHLY        VARIANCE         YTD              YTD          VARIANCE
ACCCOUNT                [MONTH,YEAR]     [MONTH,YEAR]                   [MONTH,YEAR]    [MONTH,YEAR]
                           ACTUAL           BUDGET                         ACTUAL          BUDGET
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Revenue
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
- Cable Television
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
- Cable Telephony
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
- Cable Dataservices
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
- Other
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Total revenue
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------

---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Direct Costs
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
- Cable Television
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
- Cable Telephony
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
- Cable Dataservices
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
- Other
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Total Direct Costs
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------

---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Expenses
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
- Expenses
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
- Franchise Fees
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Total Expenses
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------

---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Net Operating
Income/(Loss)/EBITDA
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
% NOI versus Revenue
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------

---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Depreciation and
Amortisation
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Management Fee/GSA
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Internal Financial
Expenses/(Income)
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
External Financial
Expenses/(Income)
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Other Business
(Income)/Charges
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------

---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Income/(Loss) Before
Taxes
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------

---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Dividend Income
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Income Taxes
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Minority Share
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Income
Unconsolidated
Companies
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Other Income
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------

                                      130

---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Net Income/(Loss)
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------


                                    CASH FLOW STATEMENT (NLG `000)
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
CASH FLOW                  MONTHLY          MONTHLY        VARIANCE         YTD              YTD          VARIANCE
                        [MONTH,YEAR]     [MONTH,YEAR]                   [MONTH,YEAR]    [MONTH,YEAR]
                           ACTUAL           BUDGET                         ACTUAL          BUDGET
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Sources of Operation
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Net Income/(Loss)
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Add:  Depreciation &
Amortisation
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Increase/(Decrease)
in Working Capital
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
-   plus  Management
Fees payable
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
-   less  Management
Fees paid
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Total Sources of
Operation
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------

---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Investments
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Cable Television
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Cable Telephony
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Cable Dataservices
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Capex Other
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Total Investments
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------

---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Financing
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Internal Financing
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
External Financing
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Senior Facility
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Other Bankloans
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Total Financing
Sources
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------

---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Increase/(Decrease)
in Cash
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------

---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Beginning Cash
Balance
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Exchange Rate
Adjustment BB
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------
Ending Cash Balance
---------------------- ---------------- ---------------- ------------- --------------- ---------------- -------------

                                       BALANCE SHEET (NLG `000)
---------------------------------- ------------------ ----------------- -----------------
ASSETS                                  MONTHLY           MONTHLY           VARIANCE
                                     [MONTH,YEAR]       [MONTH,YEAR]
                                        ACTUAL             BUDGET
---------------------------------- ------------------ ----------------- -----------------
ASSETS
---------------------------------- ------------------ ----------------- -----------------
Gross Intangible Fixed Assets
---------------------------------- ------------------ ----------------- -----------------
Accumulated Amortisation
---------------------------------- ------------------ ----------------- -----------------
NET INTANGIBLE FIXED ASSETS
---------------------------------- ------------------ ----------------- -----------------

---------------------------------- ------------------ ----------------- -----------------
Gross Tangible Fixed Assets
---------------------------------- ------------------ ----------------- -----------------
Accumulated Depreciation
---------------------------------- ------------------ ----------------- -----------------
NET TANGIBLE FIXED ASSETS
---------------------------------- ------------------ ----------------- -----------------

---------------------------------- ------------------ ----------------- -----------------
Investment in Non Cons. Companies
---------------------------------- ------------------ ----------------- -----------------
Advances
---------------------------------- ------------------ ----------------- -----------------
Loans receivable from
Participations
---------------------------------- ------------------ ----------------- -----------------
Loans receivable from Uncons.
Companies
---------------------------------- ------------------ ----------------- -----------------
Non Current Financial Assets
---------------------------------- ------------------ ----------------- -----------------
Stocks and Bonds
---------------------------------- ------------------ ----------------- -----------------
Assets held for sale
---------------------------------- ------------------ ----------------- -----------------
FINANCIAL FIXED ASSETS
---------------------------------- ------------------ ----------------- -----------------

---------------------------------- ------------------ ----------------- -----------------
Liquid Assets
---------------------------------- ------------------ ----------------- -----------------
Trade Debtors
---------------------------------- ------------------ ----------------- -----------------
Sundry Debtors
---------------------------------- ------------------ ----------------- -----------------
Prepaid Expenses
---------------------------------- ------------------ ----------------- -----------------
VAT Receivable
---------------------------------- ------------------ ----------------- -----------------
IC Receivables from
Participations
---------------------------------- ------------------ ----------------- -----------------
IC Interest Receivable from
Participations
---------------------------------- ------------------ ----------------- -----------------
IC GSA Receivable from
Participations
---------------------------------- ------------------ ----------------- -----------------
Accounts Rec. Uncons. Companies
---------------------------------- ------------------ ----------------- -----------------
Inventory
---------------------------------- ------------------ ----------------- -----------------
Other
---------------------------------- ------------------ ----------------- -----------------

---------------------------------- ------------------ ----------------- -----------------
TOTAL CURRENT ASSETS
---------------------------------- ------------------ ----------------- -----------------

---------------------------------- ------------------ ----------------- -----------------
TOTAL ASSETS
---------------------------------- ------------------ ----------------- -----------------

                                      133


                                        BALANCE SHEET (NLG `000)
------------------------------------ ---------------- ----------------- ----------------
LIABILITIES & CAPITAL                    MONTHLY          MONTHLY          VARIANCE
                                      [MONTH,YEAR]      [MONTH,YEAR]
                                         ACTUAL            BUDGET
------------------------------------ ---------------- ----------------- ----------------
EQUITY
------------------------------------ ---------------- ----------------- ----------------
Share Capital
------------------------------------ ---------------- ----------------- ----------------
Additional Paid-In Capital Current
Year
------------------------------------ ---------------- ----------------- -----------------
Reserves
------------------------------------ ---------------- ----------------- ----------------
Transaction difference
------------------------------------ ---------------- ----------------- ----------------
Retained Earnings
------------------------------------ ---------------- ----------------- ----------------
Result Current Year
------------------------------------ ---------------- ----------------- ----------------
Transl. Adjustm. Result for the
Year
------------------------------------ ---------------- ----------------- ----------------
Minority Interest
------------------------------------ ---------------- ----------------- ----------------
TOTAL SHAREHOLDERS EQUITY
------------------------------------ ---------------- ----------------- ----------------

------------------------------------ ---------------- ----------------- ----------------
Liabilities
------------------------------------ ---------------- ----------------- ----------------
Pensions/Early Retirement
------------------------------------ ---------------- ----------------- ----------------
Deferred Taxes
------------------------------------ ---------------- ----------------- ----------------
Other Provisions
------------------------------------ ---------------- ----------------- ----------------
TOTAL PROVISIONS
------------------------------------ ---------------- ----------------- ----------------

------------------------------------ ---------------- ----------------- ----------------
Loans from Participations
------------------------------------ ---------------- ----------------- ----------------
Third Party Term Loan - Facility A
------------------------------------ ---------------- ----------------- ----------------
LONG TERM DEBT
------------------------------------ ---------------- ----------------- ----------------

------------------------------------ ---------------- ----------------- ----------------
Trade Creditors
------------------------------------ ---------------- ----------------- ----------------
IC Accounts Payable Cons. Companies
------------------------------------ ---------------- ----------------- ----------------
Deferred Revenue
------------------------------------ ---------------- ----------------- ----------------
Accrued Liabilities
------------------------------------ ---------------- ----------------- ----------------
Accrued Management Fees
------------------------------------ ---------------- ----------------- ----------------
Accrued Interest
------------------------------------ ---------------- ----------------- ----------------
Subscriber Deposits
------------------------------------ ---------------- ----------------- ----------------
Sundry Creditors
------------------------------------ ---------------- ----------------- ----------------
TOTAL CURRENT LIABILITIES
------------------------------------ ---------------- ----------------- ----------------

------------------------------------ ---------------- ----------------- ----------------
TOTAL LIABILITIES
------------------------------------ ---------------- ----------------- ----------------

------------------------------------ ---------------- ----------------- ----------------
TOTAL EQUITY & LIABILITIES
------------------------------------ ---------------- ----------------- ----------------

                                      134

                                   SCHEDULE 11

                              MANAGEMENT BASE CASE

THE BORROWER
------------

SIGNED for and on behalf of                           )
N.V. TELEKABEL                                        )     /S/ ONNO ZUIDEMA
by:                                                   )         (as attorney)




THE GUARANTORS
--------------

SIGNED for and on behalf of                           )
CAI-GELDERMALSEN B.V.                                 )     /S/ ONNO ZUIDEMA
by:                                                   )         (as attorney)


SIGNED for and on behalf of                           )
CAI-WIJCHEN B.V.                                      )     /S/ ONNO ZUIDEMA
by:                                                   )         (as attorney)


SIGNED for and on behalf of                           )
CAI-TIEL B.V.                                         )     /S/ ONNO ZUIDEMA
by:                                                   )         (as attorney)


SIGNED for and on behalf of                           )
CAI-BUREN B.V.                                        )     /S/ ONNO ZUIDEMA
by:                                                   )         (as attorney)


SIGNED for and on behalf of                           )
CAI-DODEWAARD B.V.                                    )     /S/ ONNO ZUIDEMA
by:                                                   )         (as attorney)


SIGNED for and on behalf of                           )
CAI-NEERIJNEN-WEST B.V.                               )     /S/ ONNO ZUIDEMA
by:                                                   )         (as attorney)


SIGNED for and on behalf of                           )
CAI-MIDDEN-BETUWE B.V.                                )     /S/ ONNO ZUIDEMA
by:                                                   )         (as attorney)

SIGNED for and on behalf of                           )
KABELEXPLOITATIEMAATSCHEPPIJ                          )
CAI-RENKUM B.V.                                       )     /S/ ONNO ZUIDEMA
by:                                                   )         (as attorney)


SIGNED for and on behalf of                           )
CAI-WAGENINGEN B.V.                                   )     /S/ ONNO ZUIDEMA
by:                                                   )         (as attorney)


SIGNED for and on behalf of                           )
CAI-OVER-BETUWE B.V.                                  )     /S/ ONNO ZUIDEMA
by:                                                   )         (as attorney)


SIGNED for and on behalf of                           )
CAI-HETEREN B.V.                                      )     /S/ ONNO ZUIDEMA
by:                                                   )         (as attorney)


SIGNED for and on behalf of                           )
CAI-ELST B.V.                                         )     /S/ ONNO ZUIDEMA
by:                                                   )         (as attorney)


SIGNED for and on behalf of                           )
CAI-BEMMEL B.V.                                       )     /S/ ONNO ZUIDEMA
by:                                                   )         (as attorney)


SIGNED for and on behalf of                           )
CAI-VALBURG B.V.                                      )     /S/ ONNO ZUIDEMA
by:                                                   )         (as attorney)


SIGNED for and on behalf of                           )
CAI-GENDT B.V.                                        )     /S/ ONNO ZUIDEMA
by:                                                   )         (as attorney)


SIGNED for and on behalf of                           )
CAI-ALMERE B.V.                                       )     /S/ ONNO ZUIDEMA
by:                                                   )         (as attorney)

SIGNED for and on behalf of                           )
CAI-LINGEWAAL B.V.                                    )     /S/ ONNO ZUIDEMA
by:                                                   )         (as attorney)


SIGNED for and on behalf of                           )
CAI-DRONTEN B.V.                                      )     /S/ ONNO ZUIDEMA
by:                                                   )         (as attorney)


SIGNED for and on behalf of                           )
CAI-LELYSTAD B.V.                                     )     /S/ ONNO ZUIDEMA
by:                                                   )         (as attorney)


SIGNED for and on behalf of                           )
CAI-DRUTEN B.V.                                       )     /S/ ONNO ZUIDEMA
by:                                                   )         (as attorney)


SIGNED for and on behalf of                           )
CAI-NKM NIJMEGEN B.V.                                 )     /S/ ONNO ZUIDEMA
by:                                                   )         (as attorney)




THE JOINT ARRANGERS
-------------------

SIGNED for and on behalf of                           )
BANK OF AMERICA INTERNATIONAL LIMITED                 )     /S/ MARTIN CROCKER
by:                                                   )


SIGNED for and on behalf of                           )
CITIBANK, N.A.                                        )     /S/ GRAHAM THROWER
by:                                                   )


SIGNED for and on behalf of                           )
DEUTSCHE BANK AG LONDON                               )     /S/ MARTIN FLAHERTY
by:                                                   )         ALISON PRING


SIGNED for and on behalf of                           )
MEESPIERSON N.V.                                      )     /S/ KEVIN HARBER
by:                                                   )         (as attorney)

SIGNED for and on behalf of                           )
PARIBAS                                               )     /S/ KEVIN HARBER
by:                                                   )         (as attorney)




THE OVERDRAFT BANK
------------------

SIGNED for and on behalf of                           )
MEESPIERSON N.V.                                      )     /S/ KEVIN HARBER
by:                                                   )         (as attorney)


THE BANKS
---------

SIGNED for and on behalf of                           )
NB INTERNATIONAL FINANCE B.V.                         )     /S/ KEVIN HARBER
by:                                                   )


SIGNED for and on behalf of                           )
CITIBANK, N.A.                                        )     /S/ GRAHAM THROWER
by:                                                   )


SIGNED for and on behalf of                           )
DEUTSCHE BANK AG LONDON                               )     /S/ MARTIN FLAHERTY
by:                                                   )         ALISON PRING


SIGNED for and on behalf of                           )
MEESPIERSON N.V.                                      )     /S/ KEVIN HARBER
by:                                                   )         (as attorney)


SIGNED for and on behalf of                           )
PARIBAS                                               )     /S/ KEVIN HARBER
by:                                                   )         (as attorney)




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THE AGENT
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SIGNED for and on behalf of                           )
MEESPIERSON N.V.                                      )     /S/ KEVIN HARBER
by:                                                   )         (as attorney)



THE SECURITY AGENT

SIGNED for and on behalf of                           )
STICHTING SECURITY AGENT N.V. TELEKABEL               )     /S/ KEVIN HARBER
by:                                                   )         (as attorney)



THE SECURITY AGENT GUARANTOR

SIGNED for and on behalf of                           )
MEESPIERSON N.V.                                      )     /S/ KEVIN HARBER
by:                                                   )         (as attorney)






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